UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

United Community Banks, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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125 HIGHWAY 515 EAST
BLAIRSVILLE, GEORGIA 30514-0398

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held on June 16, 2011

The Annual Meeting of Shareholders of United Community Banks, Inc. will be held on June 16, 2011 at 2:00 p.m. at The Ridges Resort, 3499 Highway 76 West, Young Harris, Georgia:

1.	To elect nine directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified.

2.
To approve an amendment to the Restated Articles of Incorporation of United, as amended, (the “Articles”) to increase the number of shares of our common stock, par value $1.00 (“Common Stock”) available for issuance from 200,000,000 to 500,000,000.

3.	To approve an amendment to the Articles to authorize 150,000,000 shares of non-voting common stock, par value $1.00 (“Non-Voting Common Stock”).

4.	To approve the issuance of shares of Common Stock upon the conversion of shares of United’s Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series F into Common Stock.

5.
To approve the issuance of shares of Non-Voting Common Stock upon the conversion of shares of United’s Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series G into Non-Voting Common Stock and any subsequent issuance of shares of Common Stock upon the conversion of shares of authorized Non-Voting Common Stock into Common Stock.

6.	To approve an amendment to the Articles to effect a 1-for-5 reverse stock split of United’s Common Stock and Non-Voting Common Stock.

7.	To approve an advisory “say on pay” resolution supporting the compensation plan for executive officers.

8.	To ratify the appointment of Porter Keadle Moore, LLP as independent registered public accountant for 2011.

9.	To consider and act upon other matters that may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 17, 2011 will be entitled to notice of, and to vote at, the meeting.  A proxy statement and a proxy solicited by the Board of Directors are enclosed.

To ensure that your vote is recorded promptly, please vote as soon as possible.  Most shareholders of record have three options for submitting their vote before the meeting.  You may vote (1) by telephone if you reside in the United States, Canada or the U.S. territories, (2) via the Internet (see the instructions on the proxy card), or (3) by completing, signing and mailing the proxy card in the enclosed postage–paid envelope.  If you have Internet access, we encourage you to record your vote on the Internet.  It is convenient and it saves significant postage and processing costs.  If you attend the meeting you may, if you wish, withdraw your proxy and vote in person.

If your shares are held in “street name”, that is held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

BY ORDER OF THE BOARD OF DIRECTORS,

Jimmy C. Tallent,
President and Chief Executive Officer

April 23 , 2011
WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE, INTERNET, OR COMPLETE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED.

i

Pro Forma Financial Information	42
Interest of Certain Persons in the Private Placement and Share Conversions	45
Other Matters	45

PROPOSAL 2 – AMENDMENT TO RESTATED ARTICLES OF INCORPORATION TO INCREASE SHARES OF COMMON STOCK	45
General	45
Purpose of Increasing Authorized Shares of Common Stock	46
Effect of Proposal	46
Vote Required	46
Recommendation	46

PROPOSAL 3 – AMENDMENT TO RESTATED ARTICLES OF INCORPORATION TO AUTHORIZE 150,000,000 SHARES OF NON-VOTING COMMON STOCK	47
General	47
Purpose of Authorizing Non-Voting Common Stock	47
Effect of Proposal	47
Vote Required	47
Recommendation	47

PROPOSAL 4 – APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE CONVERSION OF UNITED’S MANDATORILY CONVERTIBLE CUMULATIVE NON-VOTING PERPETUAL PREFERRED STOCK, SERIES F INTO COMMON STOCK	48
General	48
Purpose of Approving the Issuance of Shares of Common Stock Upon the Conversion of the Series F Preferred Stock	48
Effect of Proposal	48
Potential Consequences if the Issuance of Shares of Common Stock Upon the Conversion of the Series F Preferred is Not Approved	48
Vote Required	49
Recommendation	49

PROPOSAL 5 – APPROVAL OF THE ISSUANCE OF SHARES OF NON-VOTING COMMON STOCK UPON THE CONVERSION OF SHARES OF UNITED’S MANDATORILY CONVERTIBLE CUMULATIVE NON-VOTING PERPETUAL PREFERRED STOCK, SERIES G INTO NON-VOTING COMMON STOCK AND ANY SUBSEQUENT ISSUANCE OF SHARES OF COMMON STOCK UPON THE CONVERSION OF SHARES OF AUTHORIZED NON-VOTING COMMON STOCK INTO COMMON STOCK	49
General	49
Purpose of Proposal	50
Effect of Proposal	50
Potential Consequences if the Issuance of Shares of Non-Voing Common Stock Upon the Conversion of the Series G Preferred Stock is Not Approved	50
Vote Required	50
Recommendation	50

PROPOSAL 6 –APPROVAL OF THE AMENDMENT TO UNITED’S RESTATED ARTICLES OF INCORPORATION TO EFFECT A 1-FOR-5 REVERSE STOCK SPLIT OF UNITED’S COMMON STOCK AND NON-VOTING COMMON STOCK	51
General	51
Purpose of Reverse Stock Split	52
Beneficial Holders of Common Stock	53
Registered “Book-Entry” Holders of Common Stock	53
Holders of Certificated Shares	53
Fractional Shares	54

ii

Accounting Matters	54
Certain Federal Income Tax Consequences of the Reverse Stock Split	54
Dissenters’ Rights	55
Effect of Proposal	55
Vote Required	56
Recommendation	56

PROPOSAL 7 – APPROVAL OF ADVISORY RESOLUTION SUPPORTING THE COMPENSATION PLAN FOR EXECUTIVE OFFICERS	56
General	56
Vote Required	57
Recommendation	57

PROPOSAL 8 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT	57
General	57
Vote Required	57
Recommendation	57

OTHER MATTERS	57
Independent Registered Public Accountants	57
Expenses of Solicitation	58
Shareholder Proposals & Recommendations for Director Nominees	58
Information Incorporated by Reference	58
General	59

Appendix A – Series F and Series G Certificates of Designations	A-1

Appendix B – Amendment to Restated Articles of Incorporation, as Amended, to Increase Shares of Authorized Common Stock and Designate Non-Voting Common Stock	B-1

Appendix C – Amendment to Restated Articles of Incorporation, as Amended, to Effect Reverse Stock Split	C-1

iii

April 23 , 2011

125 HIGHWAY 515 EAST
BLAIRSVILLE, GEORGIA 30514-0398

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of United Community Banks, Inc. for use at the 2011 Annual Meeting of Shareholders to be held on Tuesday, June 16, 2011 at 2:00 p.m. at The Ridges Resort, 3499 Highway 76 West, Young Harris, Georgia, and at any adjournments or postponements of the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will act upon the matters set forth in the accompanying notice of meeting, including the:

1.	Election of nine directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified;

2.
Approval of an amendment to the Restated Articles of Incorporation of United, as amended (the “Articles”) , to increase the number of shares of our common stock, par value $1.00 (“Common Stock”) available for issuance from 200,000,000 to 500,000,000;

3.	Approval of an amendment to the Articles to authorize 150,000,000 shares of non-voting common stock, par value $1.00 (“Non-Voting Common Stock”);

4.
Approval of the issuance of shares of Common Stock upon the conversion of shares of United’s Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series F (the “Series F Preferred Stock”) into Common Stock;

5.
Approval of the issuance of shares of Non-Voting Common Stock upon the conversion of shares of United’s Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series G (the “Series G Preferred Stock”) into Non-Voting Common Stock and any subsequent issuance of shares of Common Stock upon the conversion of shares of authorized Non-Voting Common Stock into Common Stock;

6.	Approval of an amendment to the Articles to effect a 1-for-5 reverse stock split of United’s Common Stock and Non-Voting Common Stock (the “Reverse Stock Split”);

7.	Approval of an advisory “say on pay” resolution supporting the compensation plan for executive officers; and

8.	Ratification of appointment of Porter Keadle Moore, LLP as independent registered public accountant for 2011.

Who is entitled to vote?

All shareholders of record of United’s Common Stock at the close of business on April 17, 2011, which is referred to as the record date, are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock held by them on the record date.  Each outstanding share of Common Stock entitles its holder to cast one vote for each matter to be voted upon.

How do I cast my vote?

If you hold your shares of Common Stock in your own name as a holder of record and you have Internet access, United prefers that you vote your shares via the Internet by going to www.ilstk.com/shareholders and selecting “Shareholder Services” and then “Internet Voting”.  Alternatively, you may vote your shares by telephone if you reside in the United States, Canada or the U.S. territories, or by marking, signing, dating and returning the proxy card in the postage-paid envelope provided to you, or you may vote in person at the Annual Meeting.  If your shares of Common Stock are held in “street name”, that is held for your account by a broker, bank or other nominee, you will receive instructions from your nominee which you must follow in order to have your shares voted.

Proxies that are executed and returned or submitted through the Internet, but do not contain any specific instructions on any proposal, will be voted “FOR” the proposals specified herein.

What are the quorum and voting requirements?

The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting.  As of the record date, there were 104,568,558 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

The required vote for each item of business at the Annual Meeting is as follows:

1.
For the election of directors, those nominees receiving the greatest number of votes at the Annual Meeting shall be deemed elected, even though the nominees may not receive a majority of the votes cast.  However, as described in “Corporate Governance – Majority Vote Requirement”, under certain circumstances, nominees who are elected receiving less than a majority vote may be asked to resign;

2.	For the approval of an amendment to the Articles to increase the number of authorized shares of Common Stock available for issuance, the vote of a majority of all shares of Common Stock outstanding;

3.	For the approval of an amendment to the Articles to authorize shares of Non-Voting Common Stock, the vote of a majority of all shares of Common Stock outstanding;

4.
For the approval of the issuance of shares of Common Stock upon the conversion of shares of United’s Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series F into Common Stock, the vote of a majority of the shares voted on the matter;

5.
For the approval of the issuance of shares of Non-Voting Common Stock upon the conversion of shares of United’s Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series G into Non-Voting Common Stock and any subsequent issuance of shares of Common Stock upon the conversion of shares of authorized Non-Voting Common Stock into Common Stock, the vote of a majority of the shares voted on the matter;

6.	For the approval of an amendment to the Articles to effect the Reverse Stock Split, the vote of a majority of all shares of Common Stock outstanding;

7.	For the approval of the advisory “say on pay” resolution supporting the compensation plan for the executive officers, the vote of a majority of the shares voted on the matter;

8.	For the ratification of the appointment of Porter Keadle Moore, LLP as independent registered public accountant for 2011, the vote of a majority of the shares voted on the matter; and

9.
For any other business at the Annual Meeting, the vote of a majority of the shares voted on the matter, assuming a quorum is present, shall be the act of the shareholders on that matter, unless the vote of a greater number is required by law.

How are votes counted?

Abstentions and “broker non-votes” will be counted only for purposes of establishing a quorum, but will not otherwise affect the vote.  “Broker non-votes” are proxies received from brokers or other nominees holding shares on behalf of their clients (in “street name”) who have not been given specific voting instructions from their clients with respect to non-routine matters.  Typically, the ratification of independent auditors is considered a routine matter by brokers and other nominees allowing them to have discretionary voting power to vote shares they hold on behalf of their clients for the ratification of an independent auditor.

Proposal 1 is the election of directors.  Because directors are elected by a plurality of the votes cast, except as described in “Corporate Governance – Majority Vote Requirement”, the director nominees who get the most votes will be elected even if such votes do not constitute a majority.  Directors cannot be voted “against” and votes to “withhold authority” to vote for a certain nominee will have no effect if the nominee receives a plurality of the votes cast.  For the approval of all other proposals, you may vote “for” or “against” the proposal.

If you hold your shares of Common Stock in your own name as a holder of record, and you fail to vote your shares, either in person or by proxy, the votes represented by your shares will be excluded entirely from the vote.

Will other matters be voted on at the Annual Meeting?

We are not aware of any other matters to be presented at the Annual Meeting other than those described in this Proxy Statement.  If any other matters not described in the Proxy Statement are properly presented at the meeting, proxies will be voted in accordance with the best judgment of the proxy holders.

Can I revoke my proxy instructions?

If you are a record holder, you may revoke your proxy by:

●	filing a written revocation with the Secretary of United at the following address:
P.O. Box 398, Blairsville, Georgia 30514-0398;

●	filing a duly executed proxy bearing a later date; or

●	appearing in person and electing to vote by ballot at the Annual Meeting.

Any shareholder of record as of the record date attending the Annual Meeting may vote in person by ballot whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Annual Meeting will not constitute revocation of a previously given proxy.

Any shareholder holding shares in “street name” by a broker or other nominee must contact the broker or nominee to obtain instructions for revoking the proxy instructions.

What other information should I review before voting?

United’s 2010 Annual Report to Shareholders and its  Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), including financial statements for the year ended December 31, 2010, are enclosed with this Proxy Statement.  The 2010 Annual Report to Shareholders is not part of the proxy solicitation material.  An additional copy of United's Annual Report on Form 10-K may be obtained without charge by:

●	accessing United’s website at www.ucbi.com;

●	writing to the Secretary of United at the following address:
P.O. Box 398, Blairsville, Georgia 30514-0398; or

●	accessing the EDGAR database at the SEC’s website at www.sec.gov.

You may also obtain copies of United’s Annual Report on Form 10-K from the SEC at prescribed rates by writing to the Public Reference Section of the SEC, Room 1580, F. Street, N.E., Washington, D.C. 20549.  Please call the SEC at (800) SEC-0330 for further information about obtaining information from the SEC.

NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

We have posted materials related to the 2011 Annual Meeting on the Internet.  The following materials are available on the Internet at www.ucbi.com/proxy:

●	this Proxy Statement for the 2011 Annual Meeting;

●	United’s 2010 Annual Report to Shareholders; and

●	United’s Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC.

You are also invited to attend the 2011 Annual Meeting in person.  To pre-register to attend the Annual Meeting you may:

●	follow the instructions on the enclosed proxy card;

●	email Investor_Relations@ucbi.com and indicate the name of the person(s) attending; or

●	call (866) 270-5900 and speak with an Investor Relations professional.

For directions to the Annual Meeting, visit www.theridgesresort.com, or call (866) 270-5900 and an Investor Relations professional can assist you.

PROPOSAL 1 – ELECTION OF DIRECTORS

Introduction

The Bylaws of United provide that the number of directors on United’s Board of Directors may range from eight to fourteen.  The Board of Directors of United has set the number of directors at nine.  The number of directors may be increased or decreased from time to time by the Board of Directors by resolution, but no decrease shall have the effect of shortening the term of an incumbent director.  The terms of office for directors continue until the next annual meeting and until their successors are elected and qualified.

Information Regarding Nominees for Director

The following information has been furnished by the respective nominees for director as of March 1, 2011.  All of the nominees for director are existing directors that have been nominated by the Board of Directors for re-election.

Jimmy C. Tallent	Director since 1988
Age 58	President and Chief Executive Officer
Executive Committee

Mr. Tallent has served as President and Chief Executive Officer of United from the time it was formed in 1988.  He served as United Community Bank’s President and Chief Executive Officer since 1984 and currently serves as its Chairman.  Under Mr. Tallent’s leadership, United has grown from a small, one-branch banking operation in the rural community of Blairsville, Georgia to the third largest bank holding company headquartered in Georgia, with $7.4 billion in assets and 106 banking offices covering three states in the Southeast.  Mr. Tallent is a member of the Georgia Power board of directors and serves as a Trustee of Young Harris College in Young Harris, Georgia.  He is a former member of the State Board for the Georgia Department of Technical and Adult Education, the Global Health Action board of directors and the Georgia Chamber of Commerce board of directors.  Mr. Tallent has also served as the Georgia State YMCA Finance Chairman.

Mr. Tallent’s many professional accomplishments include being honored with the Georgia Economic Developers Association’s Spirit of Georgia Award, which was presented to Mr. Tallent in 1999.  This award is presented annually to a Georgia business executive who has demonstrated superior ability, originality, potential impact, and courage in business development.  For five consecutive years, Georgia Trend magazine has recognized Mr. Tallent as one of the “100 Most Influential Georgians”.  In 2007, Mr. Tallent was honored with the Ernst & Young Entrepreneur of the Year Award for Financial Services in the Alabama / Georgia / Tennessee region.  Mr. Tallent attended Young Harris College and Piedmont College and is a graduate of the Georgia Banking School in Athens, Georgia.

For the following reasons, the Board of Directors of United has concluded that Mr. Tallent should serve as a director of the company.  As President and Chief Executive Officer, Mr. Tallent is the only officer to serve on our Board.  With more than 27 years of experience, Mr. Tallent has a deep knowledge and understanding of United, its “community banks” and its lines of business. Mr. Tallent has demonstrated leadership abilities and has the integrity, values and good judgment that make him well suited to serve on the Board of Directors.

Robert L. Head, Jr.	Director since 1988
Age 71	Chairman of the Board
Executive Committee Chairman
Nominating/Corporate Governance Committee
Compensation Committee

Mr. Head has served on the Board of Directors of United since its establishment in 1988, and was elected Chairman in 1989.  Mr. Head has served on the board of United Community Bank since 1973.  In addition to his service with United, Mr. Head serves on the Board of Trustees and Executive Committee of Young Harris College.  He also served on the Georgia State Board of Industry, Trade and Tourism from 1994 to 2000.

Mr. Head has been president of Head-Westgate Corporation, a commercial construction and retail center management company, since 1987.  Previously, he was president of Robert L. Head Building Supply from 1970 to 1986.  Mr. Head began his professional career in 1961 as a production accountant for the Coca-Cola Company, followed by military service in the U.S. Army Reserves and Georgia Air National Guard.  He holds an associates degree from Young Harris College, as well as a graduate degree from Georgia State University.

United values business leadership and the experience our directors gain through such leadership.  Mr. Head is recognized both locally and statewide for his knowledge of management, industry and construction – all valuable assets to the Board of Directors because a significant portion of United’s business is in the areas of construction and small business banking.  Mr. Head’s extensive experience and leadership in these areas provide a unique perspective to the Board.  The Board also believes that Mr. Head’s values and commitment to excellence make him well suited to serve as Chairman of the Board of Directors.

W. C. Nelson, Jr.	Director since 1988
Age 67	Vice Chairman of the Board
Executive Committee
Audit Committee Chairman
Nominating/Corporate Governance Committee
Compensation Committee

Mr. Nelson has served on the Board of Directors of United since its formation in 1988, and was elected Vice Chairman in 1992.  He has served on the board of United Community Bank since 1974.  Mr. Nelson is the co-owner and operator of Nelson Tractor Co. in Blairsville, Georgia, a dealer of farm and light industrial equipment established by the Nelson family in 1949.  In this capacity, he has served on the Ford Tractor National Dealer Council, as well as the Kubota National Dealer Advisory Board representing southeast U.S. dealers.  Mr. Nelson attended Young Harris College and The Georgia Institute of Technology.  He has been a member of the Union County (Georgia) Development Board for more than 30 years and has served as chairman for 15 years.  Mr. Nelson is a current member of the Tennessee Valley Authority (TVA) Regional Resource Stewardship Council representing the state of Georgia, and is currently on the Young Harris Board of Associates and the Blairsville Downtown Development Authority.

In addition to owning and operating a thriving local business, Mr. Nelson’s managerial and leadership expertise is recognized by professional and governmental entities nationwide.  In addition to his keen leadership, Mr. Nelson brings to the Board of Directors a broad community perspective due to his lengthy involvement in, and leadership of, varied local and regional municipal organizations – a valued perspective because of United’s strong commitment to the communities it serves.  The Board believes that Mr. Nelson’s dedication to community development, as well as his decades of business leadership and board experience makes him well suited for the Board of Directors.

Robert H. Blalock	Director since 2000
Age 63	Audit Committee
Nominating/Corporate Governance Committee
Compensation Committee

Mr. Blalock has been Chief Executive Officer of Blalock Insurance Agency, Inc. in Clayton, Georgia, since 1974.  He served as an organizing director of First Clayton Bank and Trust when the bank was formed in 1988.  He was a director and served on the compensation and audit committees for First Clayton Bank and Trust, which was acquired by United in 1997, and was past chairman of the board.  Mr. Blalock remains on the community bank board of United Community Bank – Clayton (the former First Clayton Bank and Trust), and joined United’s Board in 2000.  Mr. Blalock is a graduate of University of Georgia and served as an Infantry Officer in the U.S. Army. He served a tour of duty in Vietnam with the 101 Airborne Division.  He was a member of the Rotary Club of Clayton Board of Directors from 1974 to 1991 and served as the club’s vice president.

Extensive knowledge and business experience, as well as involvement in our banking communities, provide critical insight to our Board of Directors.  Mr. Blalock’s experience and leadership of a small business in the Clayton community provides a much-needed perspective into a business community that is representative of several others in United’s service area.  As a past director of First Clayton Bank and Trust – which has been part of United since 1997 – Mr. Blalock brings not only a rich history of banking leadership, but a perspective of the bank acquisition process.  The Board believes that Mr. Blalock’s 37 years of business experience and 21 years of bank board experience make him well suited to serve on the Board of Directors.

Cathy Cox	Director since 2008
Age 52	Audit Committee
Nominating/Corporate Governance Committee
Compensation Committee Chairman

Ms. Cox has served on the Board of Directors of United and the board of United Community Bank since 2008.  Ms. Cox has been President of Young Harris College, a private, liberal arts college in North Georgia, since 2007.  In her short time at the college, she has moved the college from two-year to four-year status, nearly doubling the size of the institution.  She also has started design and construction on an $80 million expansion project.  Prior to joining the college, Ms. Cox served as the Georgia Secretary of State.  Twice elected, in this role she served as the Commissioner of Securities, overseeing the regulation of the securities industry within the state.  She also participated in one of the largest ever national settlements against national investment banks for state and federal law violations.

Ms. Cox was twice elected to the Georgia House of Representatives where she served on the House Judiciary Committee; Game, Fish and Parks Committee; State Institutions and Properties Committee; Georgia Code Revision Commission; and various House study committees.  Prior to her public service, Ms. Cox worked as an attorney, first as an associate with Hansell & Post in Atlanta, Georgia, and then as a partner with Lambert, Floyd & Conger in Bainbridge, Georgia.  She started her professional career as a newspaper reporter.  Ms. Cox holds an A.S. degree from Abraham Baldwin Agricultural College, an A.B.J. degree from University of Georgia, and a J.D. from Mercer University School of Law.  She was Editor-in-Chief of the Mercer Law Review.

Ms. Cox provides a very unique combination of legal, governmental and educational experience to the Board of Directors.  In her legal career, Ms. Cox served as legal counsel for community banks in Georgia.  This, combined with her extensive government service, brings a depth of legal and governmental expertise to the Board.  Her leadership of a college undergoing tremendous growth demonstrates Ms. Cox’s vision and strong management skills, and offers the perspective of a key educational institution to the Board.  For these reasons, the Board believes Ms. Cox is well suited to serve on the Board of Directors.

Hoyt O. Holloway	Director since 1993
Age 71	Nominating/Corporate Governance Committee
Compensation Committee

Mr. Holloway has been owner of H & H Farms, a poultry operation, since 1989.  He also is co-owner and manager of Holloway Properties LLC, a real estate development and commercial property rental company.  Previously, he owned and operated Holloway Service Center, a tire and auto service business, for ten years.  During his career, Mr. Holloway also has co-owned and managed an automobile dealership, oil distributorship and service station.  Mr. Holloway currently serves as chairman of the community bank board of United Community Bank – Fannin County (Georgia) and has served on the Fannin County Hospital Authority Board and the Fannin County Health Department Advisory Board.  He was one of seven organizers of Peoples Bank of Fannin County in 1986, where he served as a member of the bank’s board since 1986 and audit committee for three years and has served on the Board of Directors of United Community Banks, Inc. since United acquired Peoples Bank of Fannin County in 1993.

Mr. Holloway brings to the Board of Directors decades of business management experience and entrepreneurship.  As small business and real estate development experience are important aspects of United’s business, Mr. Holloway’s accomplishments and leadership in these areas provide invaluable perspective for the Board.  The Board believes that this experience, his history with organizing Peoples Bank of Fannin County, as well as his integrity and commitment to community development make him well suited to serve on the Board of Directors.

Peter E. Raskind	Director since 2011
Age 54

Mr. Raskind serves as the Interim Chief Executive Officer of the Cleveland Metropolitan School District in Cleveland, Ohio.  Mr. Raskind was Chief Executive Officer of the Cleveland-Cuyahoga County Port Authority from December 2009-2010.  He served as Chairman, President and Chief Executive Officer of National City Corporation, one of the largest banking organizations in the United States, prior to its merger with PNC Financial Services Group in December 2008.  After joining National City in 2000, Mr. Raskind held positions of successively greater responsibility, including Executive Vice President of Consumer Finance, Executive Vice President of Retail Banking, Vice Chairman of Retail Banking and Mortgage Services, and President with management responsibility for Commercial Banking, Retail Banking and Wealth Management.  Previously, Mr. Raskind had a 17-year career with the US Bancorp/First Bank System, holding positions in a broad range of disciplines, including cash management, corporate finance, corporate trust, retail banking, operations and strategic planning.  He began his career with Harris Bank in 1979.

Mr. Raskind has served as Director of Inovant, L.L.C., Visa U.S.A., Inc., Visa International and the Consumer Bankers Association.  In the community, he has served, as a Trustee of the Cleveland Orchestra, the Northeast Ohio Council of Higher Education, the Jewish Federation of Cleveland and the Anti-Defamation League – Ohio/Kentucky/Allegheny Regional Office.  He was a member of the Leadership Cleveland Class of 2003.  He has also served as a Member of the Financial Services Roundtable.

Mr. Raskind received a bachelor’s degree in Economics from Dartmouth College in 1978 and a Master of Business Administration degree with a concentration in Finance from Amos Tuck School at Dartmouth in 1979.

Mr. Raskind has a breadth of experience in the financial services industry, having served in senior executive positions at major banking organizations and, more recently, as a consultant to banks and those contemplating investing in banks.  Mr. Raskind’s extensive banking experience, including leadership positions with large public financial services companies, provide a valuable perspective to United’s Board of Directors making him well suited to serve on the Board.

John D. Stephens	Director since 2007
Age 70	Nominating/Corporate Governance Committee
Compensation Committee

Mr. Stephens is owner, general and managing partner of Stephens MDS, LP, in College Park, Georgia, which oversees the operation of a construction and demolition landfill.  He also is owner and president of Stephens Rock and Dirt, Inc., which oversees all aspects of the operation of a facility for the recycling and processing of soil, rock, concrete, concrete blocks and cured asphalt pavement.  He is general and managing partner of three real estate, development and property management companies.  From 1966 to 2005, Mr. Stephens was president of John D. Stephens, Inc., an underground utility, heavy construction and pipeline construction company.  Mr. Stephens also serves on the Executive Committee of the Gwinnett Chamber of Commerce and Board of Trustees of Georgia Gwinnett College.  He is past president of the Georgia Utility Contractors Association and has served on the Georgia Board of Industry and Trade Commission.  Mr. Stephens holds an associates degree and Bachelor of Science degree in Mechanical Technology from Southern Polytechnic State University.

Mr. Stephens has extensive experience in bank board participation and bank leadership roles, beginning in the 1970s as a board member of Gwinnett County Bank.  Through various mergers and acquisitions of Gwinnett County Bank between that time and 2000, Mr. Stephens served on the boards of Button Gwinnett Savings Bank, The Bank of Gwinnett, and Premier Bank.  In 1999, he participated as a director in the sale of Premier Bank to BB&T.  A year later, he helped to organize and found First Bank of Gwinnett, where he served as chairman of the board.  First Bank of Gwinnett became First Bank of the South, which was acquired by United in 2007.

Mr. Stephens’ involvement on the board of First Bank of South and its parent company as well as on a number of other Atlanta-area bank boards since the 1970s, provides nearly 48 years of bank leadership experience to the Board of Directors, as well as insight into the Atlanta region – an area of growth for United.  His perspective of bank formation, mergers, acquisition and operation provides a unique perspective and background.  Because of this, and his 44 years of business and industrial experience, the Board believes Mr. Stephens is well suited for the Board of Directors.

Tim Wallis	Director since 1999
Age 59	Nominating/Corporate Governance Committee
Compensation Committee

Mr. Wallis is owner and president of Wallis Printing in Rome, Georgia. Previously, he worked in production and sales at what was then Brazelton-Wallis Printing Company from 1974 until 1985, when he became owner and president.  In addition to serving on the Board of Directors of United, Mr. Wallis also serves as chairman on the community bank board of United Community Bank – Rome.  He has served on the board of directors of the Printing and Imaging Association of Georgia (PIAG) and was chairman of the association’s Government Relations Committee.  In this capacity he worked directly with PIAG legislative liaisons at both the state and national levels.  Mr. Wallis currently serves on the Georgia Chamber of Commerce board of directors.  He also has served on the Darlington School board of trustees, Georgia Southern College Foundation board of trustees, Rome/Floyd YMCA board of trustees, and the United Way of Rome and Floyd County board of trustees.  He is a graduate of Georgia Southern University.

Mr. Wallis has been a community leader and long-term owner of a small business.  With United’s interest in small business and commercial banking, Mr. Wallis brings a valuable perspective and insight to the Board.  His varied experience in a number of community boards, as well as his service on the United Community Bank – Rome community bank board, gives the Board a much needed focus on the needs of our mid-size banking communities and the business owners within those communities.  For these reasons, and his experience with statewide commerce, the Board believes Mr. Wallis is well suited to serve on the Board of Directors.

There are no family relationships between any director, executive officer, or nominee for director of United.

Director Emeritus

The Honorable Zell B. Miller, 79, serves as Director Emeritus of the Board of Directors of United.  This is an elected role by the Board that provides leadership, counsel and guidance on various issues and policies that affect United.  Prior to becoming a member of the U.S. Senate, Mr. Miller served as a member of the Board of Directors of United from 1999 to 2000.  Mr. Miller was a U. S. Senator from 2000 to 2005 and previously served two terms as Governor and four terms as Lt. Governor of the State of Georgia.

Recent Appointment

Mr. Raskind was appointed to the Board on April 21, 2011.  He was nominated by Corsair Georgia, L.P., which, as described in “The Private Placement and Background to Proposals 2 Through 6”, currently has a contractual right to nominate one member to United’s Board.  Mr. Raskind is being nominated for re-election to the Board of Directors consistent with United’s contractual obligations.

Board of Directors

The Board of Directors held eighteen meetings during 2010. All of the directors attended at least 75 percent of the meetings of the Board and meetings of the committees of the Board on which they served that were held during 2010.  Directors are expected to be present at the Annual Meeting of United.

The Board has considered and determined that a majority of the members of the Board of Directors are “independent” , as  defined under applicable federal securities laws and the Nasdaq Listing Requirements. During 2010, the independent directors were Directors Head, Nelson, Blalock, Cox, Holloway, Stephens and Wallis. Director Raskind, who was appointed in April of 2011, is also independent. The independent directors meet in executive sessions every quarter without management.

The Board has elected Director Head and Director Nelson as Chairman and Vice Chairman, respectively. The Board believes that its current leadership structure is appropriate because Directors Head and Nelson are both skilled businessmen with good judgment and are substantial shareholders of United. As a result, they provide independent, shareholder-focused leadership to United.

Risk oversight of United is the responsibility of the Board of Directors.  The Board administers this oversight function by evaluating various components of risk to the company at each meeting of the Board. United believes that its Board leadership structure facilitates careful oversight of risk to United. The structure of the Board provides strong oversight by the independent directors, with the independent directors meeting frequently in executive sessions of the Board without management. These executive sessions allow the Board of Directors to review key decisions and discuss matters in a manner that is independent of management.

Board Committees

The Board currently has, and appoints members to, four standing committees:  the Executive Committee, the Audit Committee, the Nominating/Corporate Governance Committee and the Compensation Committee.  Each member of these committees is independent and each committee has a charter approved by the Board, which are available on United’s website, www.ucbi.com.

Indentified below are the members of the committees as of March 31, 2011 (M - member; C - chairman):

Name	Executive	Audit	Nominating/ Corporate Governance	Compensation

W. C. Nelson, Jr.	M	C	M	M

Robert H. Blalock		M	M	M

Cathy Cox		M	M	C

Robert L. Head, Jr.	C		M	M

Hoyt O. Holloway			M	M

Peter E. Raskind(1)

John D. Stephens			M	M

Jimmy C. Tallent	M

Tim Wallis			M	M

(1)	Mr. Raskind was appointed to the Board in April of 2011 and has not yet been named to any Board committees.

Executive Committee

With certain limited exceptions, the Executive Committee may exercise all the power and authority of the Board of Directors in the management of the business and affairs of United.  The Executive Committee facilitates quick decision-making when it is not feasible to convene meetings of the entire Board of Directors or when management needs the advice and counsel of Board members between meetings of the Board.  The Executive Committee met informally throughout 2010 but did not take any formal action.

Audit Committee

The Audit Committee assists the Board in its general oversight and serves as an independent and objective party to monitor United’s financial reporting process and internal control systems, to review and assess the performance of the independent registered public accountants and internal auditing department, and to facilitate open communication among the independent registered public accountants, senior and financial management, the internal auditing department, and the Board of Directors.  Certain specific responsibilities of the Audit Committee include recommending the selection of independent registered public accountants, meeting with the independent registered public accountants to review the scope and results of the annual audit, reviewing with management and the internal auditor the systems of internal controls and internal audit reports, ensuring that United’s books, records, and external financial reports are in accordance with U.S. generally accepted accounting principles, and reviewing all reports of examination made by regulatory authorities and ascertaining that any and all operational deficiencies are satisfactorily corrected.

The Board of Directors has determined that all of the members of the Audit Committee have sufficient knowledge in financial and accounting matters to serve on the Audit Committee, including the ability to read and understand fundamental financial statements.  While the Board of Directors has determined that all of the members of the Audit Committee are “financially sophisticated”, as defined under the Nasdaq Listing Requirements, the Board of Directors does not believe that any of the current members of the Audit Committee qualifies as an “audit committee financial expert” in accordance with the applicable rules and requirements of the SEC.  Until his death in December 2009, former director A. William Bennett was an audit committee financial expert.  Mr. Raskind qualifies as an audit committee financial expert, but he is not currently permitted by the Federal Reserve to serve on the Audit Committee due to his status as a director nominated under United’s contractual obligations with Corsair Georgia, L.P.  As a result, United is seeking a potential new member to join the Board of Directors who meets the applicable regulatory requirements.

The Audit Committee met eight times during 2010.

Nomination/Corporate Governance Committee

The Nominating/Corporate Governance Committee reviews United’s Corporate Governance Guidelines and policies and monitors compliance with those guidelines and policies.  In addition, the Nominating/Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board of Directors nominees for election and candidates for each committee appointed by the Board.  The Nominating/Corporate Governance Committee met one time during 2010.

Compensation Committee

The Compensation Committee is responsible for establishing and administering the policies that govern the compensation arrangements for executive officers and other senior officers.  The Compensation Committee is also responsible for oversight and administration of certain executive and employee compensation and benefit plans, including the Amended and Restated 2000 Key Employee Stock Option Plan (the “Equity Plan”), the Deferred Compensation Plan (as defined herein) and the Modified Retirement Plan and general compensation arrangements for all employees.  It periodically reviews and makes recommendations to the Board with respect to directors compensation.  The Compensation Committee met five times during 2010.

Vote Required

Each proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder.  If any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee, but in no event will the proxy be voted for more than nine nominees.  Management of United has no reason to believe that any nominee will not serve if elected.  All of the nominees are currently directors of United.

Pursuant to the Georgia Business Corporation Code, directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in an election at a meeting at which a quorum is present, even though the nominees may not receive a majority of the votes cast.  However, as described in “Corporate Governance – Majority Vote Requirement”, under certain instances, nominees who are elected receiving less than a majority vote may be asked to resign.  A quorum is present when the holders of a majority of the shares outstanding on the record date are present at a meeting in person or by proxy.  An abstention or a broker non-vote will be included in determining whether a quorum is present at the meeting, but will not have any other effect on the outcome of a vote.

Recommendation

The Board of Directors unanimously recommends a vote “FOR” each nominee for director.

CORPORATE GOVERNANCE

Director Nominations

General

The Board of Directors nominates individuals for election to the Board based on the recommendations of the Nominating/Corporate Governance Committee.  A candidate for the Board of Directors must meet the eligibility requirements set forth in United’s Bylaws, Corporate Governance Guidelines and in any applicable Board or committee resolutions.

Nominating/Corporate Governance Committee Procedures

The Nominating/Corporate Governance Committee considers qualifications and characteristics that it, from time to time, deems appropriate when it selects individuals to be nominated for election to the Board of Directors.  These qualifications and characteristics include, without limitation, the individual’s interest in United, his or her United shareholdings, independence, integrity, business experience, education, accounting and financial expertise, age, diversity, reputation, civic and community relationships, and knowledge and experience in matters impacting financial institutions.  In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance.

Shareholder Nominations

The Board of Directors and Nominating/Corporate Governance Committee of the Board will consider all director nominees properly recommended by any United shareholders in accordance with the standards described above.  Any shareholder wishing to recommend a candidate for consideration as a possible director nominee for election at an upcoming meeting of shareholders must provide timely, written notice to the Board of Directors in accordance with the procedures available on United’s website , www.ucbi.com.  The following is a summary of these procedures:

●
In order to be considered timely, a nomination for the election of a director must be received by United no less than 120 days before the anniversary of the date United’s proxy statement was mailed to shareholders in connection with the previous year’s annual meeting.

●	A shareholder nomination for director must set forth, as to each nominee such shareholder proposes to nominate:

1.	the name and business or residence address of the nominee;

2.	an Interagency Biographical and Financial Report available from the Federal Deposit Insurance Corporation completed and signed by the nominee;

3.	the number of shares of Common Stock of United which are beneficially owned by the person;

4.	the total number of shares that, to the knowledge of nominating shareholder, would be voted for such person; and

5.	the signed consent of the nominee to serve, if elected.

●	The notice by a nominating shareholder shall also set forth:

1.	the name and residence address of such nominating shareholder; and

2.	the class and number of shares of Common Stock of United which are beneficially owned by such shareholder.

Notices shall be sent to the Secretary, United Community Banks, Inc., P.O. Box 398, Blairsville, Georgia 30514-0398.  There were no director nominations proposed for this year’s Annual Meeting by any shareholder.

Majority Vote Requirement

United’s majority vote policy states that nominees for director who are elected but receive less than a majority of the votes cast for the election of directors may be asked to resign.  The policy allows the Board to waive this majority vote requirement where a general campaign against the election of a class of directors of public companies resulted in a United nominee being elected with less than a majority vote without consideration of the particular facts and circumstances applicable to the individual United nominee.  A waiver of the majority vote requirement will not be permitted if the votes cast resulted from a campaign directed specifically against the election of an individual United nominee, even in circumstances where a majority of the Board of Directors disagrees with those voting against that director’s election.

Code of Ethical Conduct

United has adopted a Code of Ethical Conduct designed to promote ethical conduct by all of United’s directors and principal financial and executive officers.  The Code of Ethical Conduct complies with the federal securities law requirement that issuers have a code of ethics applicable to principal financial officers and with applicable Nasdaq Listing Requirements.  United’s Code of Ethical Conduct is available on its website and was filed as Exhibit 14 to its Annual Report on Form 10-K for the year ended December 31, 2003.  United has not had any amendment to or waiver of the Code of Ethical Conduct.  If there is an amendment or waiver, United will post any such amendment or waiver on the company’s website, www.ucbi.com.

Shareholder Communication

The Board of Directors maintains a process for shareholders to communicate with the Board. Shareholders wishing to communicate with the Board of Directors should send any communication in writing to the Secretary, United Community Banks, Inc. P.O. Box 398, Blairsville, Georgia 30514-0398.  Any such communication must state the number of shares beneficially owned by the shareholder making the communication.  The communication will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is illegal or otherwise inappropriate, in which case the communication will be disregarded.

Certain Relationships and Related Transactions

United has a written related person transaction policy that governs the review, approval and ratification of any transaction that would be required to be disclosed by United pursuant to Item 404 of Regulation S-K under the Securities Act of 1933, as amended.  The Board of Directors of United or the Audit Committee must approve all such transactions under the policy.

Prior to entering into such a related person transaction or an amendment thereof, the Board or Audit Committee must consider all of the available relevant facts and circumstances, including if applicable, benefits to United, the impact of a transaction on a director’s independence, the availability of other sources for comparable products or services, the terms of the transaction, and the terms available to or from unrelated third parties or employees generally, as the case may be.  No member of the Board or Audit Committee shall participate in any review, consideration, or approval of any related person transaction with respect to which such member or any of his or her immediate family members is a related person.

Neither the Board of Directors of United nor the Audit Committee has approved any related person transactions during the past three years in accordance with United’s written related person transaction policy.

United’s wholly-owned subsidiary, United Community Bank (the “Bank”), has, and expects to have in the future, banking transactions in the ordinary course of business with directors and officers of United and other related persons, on the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with unaffiliated third parties.  Such transactions have not involved more than the normal risk of collectability or presented other unfavorable features.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

Overview

The Compensation Committee of the Board of Directors has the important responsibility of ensuring that United’s executive compensation policies and practices are based on three simple principles:

●	pay competitively within our industry;

●	pay for appropriate performance based on pre-established goals; and

●	design compensation programs with sound risk management practices and a balance between short-term and long-term objectives that provide for value creation for the company and our shareholders.

In addition to its focus on compensation matters, the Compensation Committee occasionally recommends policies related to leadership development and employee retention for consideration by the Board of Directors.

No Compensation Committee member has been an officer or employee of United, and the Board has considered and determined that all of the members are independent as defined under the Nasdaq Listing Requirements.  Most members of the Compensation Committee have a significant percentage of their net worth invested in shares of United and all members have interests aligned with the interests of other shareholders.  The Compensation Committee’s charter is available in the corporate governance section of United’s website, www.ucbi.com.

To assist in determining how best to achieve the above objectives, the Compensation Committee previously conducted an interview process with several prominent compensation consulting firms that had no previous relationships with United and selected Towers Watson to advise it and the Board on executive compensation.  Towers Watson has provided no other non-executive compensation consulting services to United.

The Compensation Committee adopted and the shareholders approved the Management Annual Incentive Plan in 2007.  This “pay for performance” plan governed the level of bonuses that could be awarded by the Compensation Committee to senior executive officers during the past four years.  The initial performance parameters were set by the Compensation Committee at the beginning of 2007 through 2010 and no bonuses were paid for any year.

As a result of United’s participation in the United States Department of the Tresury's ( “Treasury” ) TARP Capital Purchase Program, United is also subject to substantial limitations with respect to its executive compensation practices.

As used in this “Compensation of Executive Officers and Directors” section, the following executives of United are referred to collectively as the “Named Executive Officers”:  Jimmy Tallent – United’s President and Chief Executive Officer; Guy Freeman – United’s Executive Vice President and Chief Operating Officer; Rex Schuette – United’s Executive Vice President and Chief Financial Officer; David Shearrow – United’s Executive Vice President and Chief Risk Officer; and Glenn White – United’s President of the Atlanta Region.

Philosophy

United’s compensation programs are designed to attract and retain key employees, motivating them to achieve desired goals, both short and long-term, creating expectations for positive results and rewarding them for strong performance.  Different programs are geared to short and long-term performance with the goal of increasing shareholder value over the long term.  Because United believes the performance of every employee is important to the company’s success, it is mindful of the effect of executive compensation and incentive programs on all of its employees and tries to establish programs that are fair in light of the compensation programs for all other employees.

United believes that the compensation of the company’s senior executives should reflect their success as a management team and as individuals in attaining key operating objectives, such as growth of revenue, loans and deposits; growth of earnings and earnings per share; growth or maintenance of market share, long-term competitive advantage, customer satisfaction and operating efficiencies; and, ultimately, in attaining long-term growth in the market price of United’s stock.  At the same time, United does not believe its executive compensation programs should encourage unnecessary or excessive risks.  United believes that the performance of its senior executives in managing the company, considered in light of economic, industry and competitive conditions, should be the basis for determining their overall compensation.

United also believes that their compensation should not be excessive or based on the short-term performance of United’s stock, whether favorable or unfavorable, but rather that the price of United’s stock will, in the long-term, reflect the company’s operating performance, and ultimately, the management of the company by its executives.  United seeks to have the long-term performance of its stock reflected in executive compensation through its stock option, restricted stock and other equity incentive programs.

Regulatory Limits

TARP Capital Purchase Program .  On December 5, 2008, as part of  Tresury's TARP Capital Purchase Program (the “CPP”), United entered into an Agreement (the “Purchase Agreement”) with Treasury, pursuant to which United sold 180,000 shares of Series B Cumulative Preferred Stock (the “Series B Preferred Stock”) and a warrant to purchase 1,099,542 shares of Common Stock for an aggregate purchase price of $180 million in cash.

In the Purchase Agreement, United agreed that, until such time as Treasury ceases to own any securities of United acquired pursuant to the Purchase Agreement, United will take all necessary action to ensure that its benefit plans with respect to its senior executive officers comply with Section 111(b) of the Emergency Economic Stabilization Act of 2008 (the “EESA”) as implemented by any guidance or regulation under the EESA and agreed to not adopt any benefit plans with respect to, or which covers, its senior executive officers that do not comply with the EESA, and the applicable executives have consented to the foregoing.  Section 111(b)(2) of the EESA provides for the executive compensation and corporate governance standards to include:

●	limits on compensation that exclude incentives for senior executive officers of financial institutions to take unnecessary and excessive risks that threaten the value of the financial institution;

●	required recovery of any bonus or incentive compensation paid to a senior executive officer based on statements of earnings, gains, or other criteria that are later proven to be materially inaccurate;

●
a prohibition on the financial institution from making any “excess parachute payment” to any senior executive officer, as defined under Section 280G of the Internal Revenue Code of 1986, as amended, (an “Excess Severance Payment”) during the period that Treasury holds an equity or debt position; and

●	an agreement to limit a claim for a federal income tax deduction with respect to a senior executive’s compensation that exceeds $500,000 per year.

American Recovery and Reinvestment Act.  On February 17, 2009, the American Recovery and Reinvestment Act of 2009 (the “ARRA”) was enacted.  The ARRA imposed new executive compensation and corporate expenditure limits on all CPP recipients until the institution has repaid Treasury the amount of a CPP investment.  The ARRA standards that apply to United and its senior executive officers include:

●
a prohibition on bonuses, retention awards and other incentive compensation, other than the granting of restricted stock awards which are limited to one-third of an employee’s total annual compensation and further, that do not fully vest while Treasury holds an investment;

●	a prohibition on making any payments for departure from United other than compensation earned for services rendered or accrued benefits;

●
subjecting bonus, retention awards and other incentive compensation to repayment (clawback) if such payments were based on statements of earnings, revenues, gains or other criteria that are later found to be materially inaccurate;

●	a prohibition on compensation plans that encourage manipulation of reported earnings;

●
a required company-wide policy regarding excessive or luxury expenditures including office and facility renovations, aviation or other transportation services and other activities or events that are not reasonable expenditures for staff development, reasonable performance incentives or similar measures in the ordinary course of business; and

●	inclusion of a “say-on-pay” proposal to a non-binding vote of shareholders at the annual meetings, whereby shareholders vote to approve the compensation of executives.

Amendments to Compensation Arrangements. As required by the ARRA, a number of amendments were made to our compensation program.  The amendments include:

●	Bonuses, retention awards and other incentive compensation payments to senior executive officers have been prohibited while Treasury holds an investment.

●	All of the Named Executive Officers have executed a letter agreement waiving their right to any severance payment that violates the ARRA.

●
A policy has been adopted that subjects to clawback any bonus payment or award made while Treasury holds an investment based on materially inaccurate financial statements or performance metrics.  In addition, all of the Named Executive Officers and other applicable employees that could be one of the twenty most highly compensated employees during the time that Treasury holds an investment have executed a letter agreement agreeing to such clawback policy.

Incentive Compensation Plan Risk Assessment.  In addition to the EESA and the ARRA, the SEC now requires that the Compensation Committee review United’s compensation arrangements with the members of management responsible for risk management for all employees to determine if any such arrangements create risks that are reasonably likely to have a material adverse effect on United.  The Compensation Committee also considers whether they encourage excessive or unnecessary risk-taking by our senior executive officers.  As part of its review, the Compensation Committee considers the various risks to which United is subject, including market, liquidity, interest rate, operational, financial, credit quality, reputational and other risks, and how United’s incentive compensation programs may contribute to risk.  The Compensation Committee also considered United’s controls and actions taken to mitigate and monitor those risks.

As previously described, because no bonuses, retention awards and other incentive compensation payments may be made to senior executive officers while Treasury holds an investment, the Compensation Committee determined that none of the incentive compensation plans applicable to Named Executive Officers create or encourage undue risks or are reasonably likely to have a material adverse effect on United.  Generally, the Compensation Committee concluded that United’s incentive compensation programs applicable to senior management are designed to encourage long-term growth and shareholder value-creation, the delivery of superior customer service to promote core loan and deposit growth.

United maintains incentive compensation plans that pay loan and deposit production incentives to bank personnel.  Incentives are paid for various measures of production consistent with United’s goals for the year.  As part of the Compensation Committee’s risk assessment, the Committee noted that the incentive compensation plans for lenders presented somewhat more risk than other plans because commissions were based on loan production volume and constituted a higher portion of the company’s incentive compensation expense than the other plans.  However, as part of the risk assessment, the Compensation Committee concluded that these plans do not create risks that are reasonably likely to have a material adverse effect on United because all loans must be approved by credit underwriting personnel and, depending on the size of the loan or credit relationship, bank management prior to being made, and all incentive payments are subject to reduction at the discretion of management for any reason in an amount up to 35% and in management’s discretion in an amount up to 100% based on the historical performance of loans in each lender’s loan portfolio.

Administration

Generally, the Compensation Committee reviews the performance and approves all compensation of United’s senior executives and, based upon this evaluation, establishes their compensation.  For all senior executives other than the Chief Executive Officer, the Chief Executive Officer makes recommendations to the Compensation Committee.

Though not members of the Compensation Committee in 2010, Jimmy Tallent, United’s President and  Chief Executive Officer, and Rex Schuette, United’s Executive Vice President and Chief Financial Officer, were invited to most Compensation Committee meetings along with Zell Miller, Director Emeritus. Although all invitees may participate in discussions and provide information that the Compensation Committee considers (except for discussions with respect to any invitee’s own compensation, in which an executive does not participate), invitees do not participate in voting and decision-making.

In setting and approving compensation of senior executives, the Compensation Committee considers objective measurements of business performance, the accomplishment of strategic and financial objectives, the development of management talent within the company, and other matters relevant to the short-term and the long-term success of the company and the enhancement of shareholder value in the broadest sense. As described above, the Committee also considered the recommendations of Mr. Tallent in 2010 with respect to the other Named Executive Officers, not including Mr. Tallent.

In performing its responsibilities for executive compensation, the Compensation Committee has sole authority to, and does to the extent it deems necessary or desirable, retain and consult with outside professional advisors.  During 2010, Towers Watson advised the Compensation Committee and the Board on executive compensation and the CPP restrictions and limits on cash bonus, options and restricted stock.  Towers Watson reported directly to the Compensation Committee.  Towers Watson performed a study of the compensation of executive management of companies within the industry and with companies of comparable size.  The groups used to compare executive compensation include (1) a peer group of 15 bank holding companies with asset sizes ranging from $5.5 to $11.8 billion and a median of $8.7 billion (the “Peer Group”) and (2) a reference group of nine bank holding companies with asset sizes ranging from $11.1 to $13.7 billion with a median asset size of $12.2 billion (the “Reference Group”), approximately the asset size to which United could grow in the next three to five years.  The Peer Group consisted of Boston Private Financial Holdings, Inc., First Financial Bancorp, First Midwest Bancorp, Inc., FirstMerit Corporation, Hancock Holding Company, IBERIABANK Corporation, International Bancshares Corporation, MB Financial, Inc., NBT Bancorp, Inc., Old National Bancorp, Park National Corporation, Trustmark Corporation, UMB Financial Corporation, Umpqua Holdings Corporation and United Bancshares, Inc. The Reference Group consisted of BancorpSouth, Inc., Bank of Hawaii Corporation, CapitalSource, Inc., Private Bancorp, Inc., SVB Financial Group, Susquehanna Bancshares, Inc., Whitney Holding Corporation, Wilmington Trust Corporation and Wintrust Financial Corporation. The Compensation Committee also compared United’s executive compensation to published executive compensation surveys, including bank holding companies with similar asset sizes, compiled with the assistance of Towers Watson.

The Compensation Committee compares the performance of United to the performance of the companies in the Peer Group and Reference Group and establishes United’s compensation practices similar to or more or less than such companies consistent with its goal of competitively compensating United’s Named Executive Officers. The Compensation Committee has attempted to compensate its Named Executive Officers comparable to executive officers at Peer Group and Reference Group companies but generally above the median compensation paid in each such group.  The Compensation Committee also uses Towers Watson’s analysis to assist in determining the amounts of each element of compensation.

Elements of Compensation

Compensation for each senior executive is allocated among annual base salary, annual non-equity incentive awards and equity incentive awards.  The Compensation Committee chooses to pay each element of compensation in order to attract, retain and motivate highly qualified executive talent, reward superior annual performance and provide incentives for their balanced focus on long-term strategic goals and increasing shareholder value as well as short-term performance.  The amount of each element of compensation is determined by or under the direction of the Compensation Committee, which uses the following factors to determine the amount of salary and other benefits to pay each executive: performance against corporate and individual objectives for the previous year; difficulty of achieving desired results in the coming year; value of their unique skills and capabilities to support United’s long-term performance; performance of their general management responsibilities; and, contribution as a member of the executive management team.

Although the Compensation Committee does not set overall compensation targets and then allocate among the elements, it does review total compensation when making decisions on each element of compensation to ensure that the total compensation for each senior executive is justified and appropriate in the best interests of the company.

Economic conditions and the credit environment were very difficult throughout 2010.  With the depressed real estate market and high unemployment continuing, business activity across a wide range of industries and regions was greatly reduced and local governments and businesses are in serious difficulty due to the lack of consumer spending and the lack of liquidity in the credit markets.  This overall environment and difficulty in United’s markets led to further declines in real estate values and elevated levels of non-performing loans and charge-offs.  As a result, United incurred net losses of $345.6 million, $228.3 million and $63.5 million for 2010, 2009 and 2008, respectively.  These losses were primarily due to higher credit costs in all years, goodwill impairment charges in 2010 and 2009 and net interest margin compression in 2008.  Management took proactive steps beginning in late 2008 and throughout 2009 and 2010 to mitigate the credit issues, improve the net interest margin and control expenses, but the overall performance for the company continued to be disappointing for 2010.

The Compensation Committee believes that compensation for United’s senior management should reflect the Board’s continued confidence in and its desire to retain the current team to continue to manage the company through these difficult times.  However, such compensation should also take into account the poor performance of the Company overall.  The following is a summary of the Compensation Committee’s actions during 2010 with respect to annual base salary, non-equity incentive compensation awards and equity incentive compensation awards.

Annual Base Salary.  United strives to provide its senior executives with a level of assured cash compensation in the form of annual base salary that is competitive with companies in the financial services industry and companies that are comparable in size and performance.

The Compensation Committee reviews base salaries annually and makes adjustments, in light of past individual performance as measured by both financial and non-financial factors and the potential for making significant contributions in the future, to ensure that salary levels remain appropriate and competitive.  With respect to all senior executives, other than the Chief Executive Officer, the Compensation Committee also considers Mr. Tallent’s recommendations and assessment of each officer’s performance, his or her tenure and experience in his or her respective positions, and internal comparability considerations.

In 2009, 2008 and 2007, the Compensation Committee did not increase the annual base salaries for any of the Named Executive Officers.  Also, United did not increase annual base salaries for any other members of senior management in 2009 and 2008.  Further, for 2009, Mr. Tallent voluntarily requested that his salary be reduced by $80,000; the Compensation Committee reluctantly accepted his recommendation. As a result of the freeze in base salaries, several of United’s executive officers’ compensation packages, as well as other key officers, had fallen well below the market median for United’s peer group.  In 2010, the Compensation Committee increased Mr. Schuette’s and Mr. Shearrow’s base salaries to $325,000 each to bring their compensation closer to the peer group median.  Mr. Freeman, whose compensation also fell below the peer group median, voluntarily requested that his salary be reduced by $95,000 which was reluctantly accepted by the Compensation Committee.

Non-Equity Incentive Awards. The Compensation Committee believes that its senior management’s incentive compensation should be linked directly to achievement of specified financial and non-financial objectives.  Under United’s Management Annual Incentive Plan, the Compensation Committee strives to link salary and non-equity incentives to objective standards of performance and may consider the non-financial factors discussed earlier and various financial performance measures, including operating and reported earnings per share; returns on equity, tangible equity and assets; revenue, loan and deposit growth; operating efficiency; loan and credit quality; and customer satisfaction scores.  In addition, the plan was designed to qualify for compliance with the limitations on executive compensation deductions under Internal Revenue Code of 1986, as amended, Section 162(m).

In the first quarter of 2010, the Committee established the performance parameters to be used for 2010 under the Management Annual Incentive Plan, balancing the need to reward and retain executive management in a challenging banking environment with shareholders’ desire for strong financial performance with appropriate risk.

The key performance measure considered by the Committee for fiscal year 2010 was core pre-tax, pre-credit earnings, viewed as the primary quantitative performance measure.  Additionally, if the minimum threshold target was met, the Committee had negative discretion to lower the targeted bonus level based on several qualitative performance measures.  The qualitative performance measures included targeted levels of provision for loan losses, core deposit growth, and headcount and expense reduction; net interest margin; operating efficiency ratio; and customer satisfaction level.

To receive a bonus award, core pre-tax, pre-credit earnings must have reached a minimum level of $75 million, and higher bonus awards could be paid if United achieved $125 million in core pre-tax, pre-credit earnings for the year.  Participants could have earned from 45% to 200% of their base salary, depending upon achievement against the performance thresholds.  If the minimum or a higher targeted level of core pre-tax, pre-credit earnings was met, the bonus award could be reduced by the Committee based on the collective performance of the qualitative measures discussed above.  The actual core pre-tax, pre-credit earnings for 2010 were $113.4 million.

Even though the primary measure was above the minimum level, the other financial performance measures were not met during 2010.  Therefore, the Compensation Committee did not grant non-equity incentive compensation awards or cash bonuses in 2010 to any Named Executive Officers or any other member of senior management.  Also, United did not grant non-equity incentive compensation awards or cash bonuses to the Named Executive Officers in 2009, 2008 or 2007.

Equity Incentive Awards.  An important element of compensation in the banking industry is the provision of long-term incentives in the form of equity awards such as stock options, restricted stock, and restricted stock units. United also regards equity incentive awards as a key retention tool.  These considerations are paramount in the Compensation Committee’s determination of the type of an award to grant and the number of underlying awards to be granted.  Because of the direct relationship between the value of an option and the market price of United’s Common Stock, United believes that granting stock options is the best method of motivating executive and other senior management to manage the company in a manner that is consistent with the long-term interests of United’s shareholders.

Equity incentive awards are granted under the Equity Plan, which is a broad-based, shareholder approved plan covering Named Executive Officers, other members of senior management and other key management personnel.  The Equity Plan permits United to grant stock options, restricted stock and restricted stock units and provides additional flexibility, if circumstances of United’s business and opportunities warrant, to grant other forms of equity-based compensation.

The Equity Plan does not permit the grant price for options to be reduced after the initial grant date.  Because participants may not exercise options until they vest and because the exercise price of the options is the fair market value of the underlying stock on the date of grant, participants do not realize any benefit from stock options unless United’s stock price appreciates prior to their maturity.

During 2010, options to acquire 12,500 shares of Common Stock were awarded by the Compensation Committee, in connection with employment offers.  Except for those options granted in connection with employment offers, there were no options awarded to the Named Executive Officers or any other officers or employees during 2010.  Additionally, 430 restricted stock awards were granted during 2010 to members of United’s junior boards of directors.  The junior boards of directors are a community outreach program that encourages high school seniors to participate in community activities and learn about community banking.  There were no restricted stock units awarded to the Named Executive Officers or any other officers or employees of United.

Retirement and Other Benefits

The Compensation Committee believes that retirement and deferred compensation benefits provide financial security to senior management and their families for their service to the company.  As a result, United has adopted the following two plans:

Modified Retirement Plan.  United maintains a modified retirement plan (the “Modified Retirement Plan”) for certain Named Executive Officers and other key personnel.  See the disclosure provided in “Executive Compensation – Pension Benefits” for a description of the material terms of the Modified Retirement Plan and disclosure of 2010 benefits provided to the Named Executive Officers under the Modified Retirement Plan.

In 2010 and 2009, the Compensation Committee, upon the recommendation of outside consultants, elected to increase the annual retirement benefit payable by the Modified Retirement Plan for Mr. Tallent, Mr. Schuette and Mr. Shearrow.  In both 2010 and 2009, the annual retirement benefit was increased by $30,000, $20,000 and $20,000 for Mr. Tallent, Mr. Schuette and Mr. Shearrow, respectively.  At December 31, 2010, the annual retirement benefits payable to the Named Executive Officers under the Modified Retirement Plan were $150,000, $70,000, $110,000 and $110,000 for Mr. Tallent, Mr. Freeman, Mr. Schuette and Mr. Shearrow, respectively.  Mr. White is not a participant in the Modified Retirement Plan.

Deferred Compensation Plan.  In addition, United maintains a deferred compensation plan (the “Deferred Compensation Plan”) for senior management, members of the Board of Directors, members of United’s local community bank boards and certain other key personnel.  See the disclosure provided in “Executive Compensation – Nonqualified Deferred Compensation” for a description of the material terms of the Deferred Compensation Plan and disclosure of 2010 benefits provided to the Named Executive Officers under the Deferred Compensation Plan.

Perquisites and Other Benefits

The perquisites provided to United’s Named Executive Officers in 2010 were the use of a company-owned car or a car allowance and the payment of the dues for club memberships that are not used exclusively for business purposes.  These personal benefits are generally provided to similarly situated financial institution executives in the company’s market areas, and United believes it is appropriate to award its senior executives  with similar benefits.

United also provides matching contributions of up to 5% of the bonus contributions to the Deferred Compensation Plan.  United’s Named Executive Officers also participate in company-wide contributions to the 401(k) Plan (as defined herein) and receive other benefits on the same terms as other employees, which plans include medical, dental and life insurance.

Severance Benefits

Generally, options and restricted stock/unit grants continue to vest for United’s Named Executive Officers in the event of the officer’s termination without cause or a termination by the officer for Good Reason (as defined in the award agreements).  Mr. White’s option grants are accelerated upon a Change in Control (as defined in his employment agreement) .  Otherwise, options and restricted stock awards cease vesting upon termination of employment.

As required by the acquisition agreement pursuant to which United acquired Gwinnett Commercial Group, United entered into an employment agreement with Mr. White consistent with an existing agreement he had with such company.  See the disclosure provided in “Executive Compensation  - Agreements with Executive Officers” for a description of the material terms of such employment agreement , including severance benefits to Mr. White under certain circumstances.  As previously described, all of the Named Executive Officers have executed a letter agreement waiving their right to any severance payment that violates the ARRA.

United does not provide for any other severance benefits to its Named Executive Officers, except as described below.

Benefits Upon a Change in Control

United’s senior management has substantially contributed to the success of United, and the company believes that it is important to protect them in the event of a change in control.  Further, it is United’s belief that the interests of shareholders will be best served if the interests of its senior management are aligned with them, and providing change in control benefits should reduce any reluctance of senior management to pursue potential change in control transactions that may be in the best interests of shareholders.

For that reason, United’s Named Executive Officers have each entered into agreements with the company, the terms of which are described in “Executive Compensation - Agreements with Executive Officers and Post-Employment Compensation”. The Compensation Committee has established the payment and benefit levels to be paid to the Named Executive Officers following a change in control under these agreements consistent with what the Compensation Committee believes is standard for financial institution executives in the markets in which United operates.

Based upon (1) a hypothetical change in control and (2) the termination of our Named Executive Officers as of December 31, 2010, all payments of compensation and benefits under the agreements with such officers would be payable in a lump sum (except for Mr. White, who would be paid in 24 monthly installments) and in the following approximate amounts: Mr. Tallent $2,107,417; Mr. Freeman $1,429,896; Mr. Schuette $992,098; Mr. Shearrow $975,357; and Mr. White $996,000.  The Compensation Committee believes that these potential benefits would be minor relative to the substantial transaction value for United’s shareholders.

None of these payments would be considered Excess Severance Payments but all of such payments by United would be prohibited by the ARRA during the time Treasury owns the preferred stock it purchased under the CPP.  As previously described, all of the Named Executive Officers have executed a letter agreement waiving their right to any severance payment that violates the ARRA.

Executive Compensation

Summary Compensation Table

The following table sets forth the compensation paid during the past three years to the Named Executive Officers.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary (1)	Bonus(1)	Restricted stock awards(2)	Stock option awards(2)	Non-Equity incentive plan compensation(3)	Change in pension value and deferred compensation earnings(4)	All other(5)	Total

Jimmy C. Tallent	2010	$400,000	$-	$-	$-	$-	$264,152	$80,126	$744,278
President and	2009	400,000	-	199,877	-	-	185,649	78,581	864,107
Chief Executive Officer	2008	480,000	-	54,984	130,128	-	68,484	80,086	813,682

Guy W. Freeman	2010	223,750	-	-	-	-	(9,189)	44,786	259,347
Executive Vice President	2009	295,000	-	157,050	-	-	(6,616)	48,349	493,783
and Chief Operating Officer	2008	295,000	-	62,097	69,091	-	82,239	49,654	558,081

Rex S. Schuette	2010	314,500	-	-	-	-	243,686	29,438	587,624
Executive Vice President	2009	283,000	-	142,772	-	-	185,671	27,471	638,914
and Chief Financial Officer	2008	283,000	-	48,299	58,800	-	54,432	27,604	472,135

David P. Shearrow	2010	312,500	-	-	-	-	46,465	20,920	379,885
Executive Vice President	2009	275,000	-	142,772	-	-	29,117	19,225	466,114
and Chief Risk Officer	2008	275,000	-	48,299	58,800	-	12,218	14,863	409,180

Glenn S. White	2010	320,000	-	-	-	-	-	30,049	350,049
President,	2009	320,000	-	71,390	-	-	-	29,624	421,014
Atlanta Region(6)	2008	320,000	-	41,394	44,098	-	-	34,454	439,946

(1)
Amounts shown for salary and bonus were either paid in cash or deferred, as elected by the executive under the Deferred Compensation Plan.  See the “Nonqualified Deferred Compensation – Activity For 2010” table for the executive’s contributions and earnings.

(2)
The amounts shown reflect the aggregate grant date fair value of the awards.  The assumptions made when calculating the grant date fair value of options are found in Note 21 to the Consolidated Financial Statements of United contained in its Annual Report on Form 10-K for the year ended December 31, 2010.

(3)
Non-equity incentive plan compensation includes amounts earned under the Management Annual Incentive Plan as a result of achieving the goals specified for the designated year.  Because the financial performance measures were not met for 2010, 2009 or 2008, no non-equity incentive compensation awards were granted by the Compensation Committee.

(4)
Includes the annual change in the present value of the executive’s accumulated benefits under the Modified Retirement Plan.  The change in value reflects the actuarial charge for the increase in benefits provided to Mssrs. Tallent, Schuette and Shearrow. See the “Pension Benefits” and “Nonqualified Deferred Compensation – Activity For 2010” tables for additional information.  The Deferred Compensation Plan does not credit above-market or preferential earnings, so no amounts are included in this column with respect to the Deferred Compensation Plan.

(5)
Amounts shown include: (i) matching 401(k) and profit sharing contributions to the 401( k ) Plan on behalf of the executive; (ii) matching 401(k) contributions on behalf of the executive to the Deferred Compensation Plan (see the “Nonqualified Deferred Compensation – Activity For 2010” table for additional information); (iii) the value of personal travel or allowance for a company-owned car; (iv) club membership dues that are not used exclusively for business purposes; (v) dividends on unvested restricted stock awards; (vi) life insurance premiums paid on behalf of the executive; and, (vii) directors fees paid to the executive for serving on subsidiary and community bank boards.  Certain executives received directors fees in 2010, 2009 and 2008, respectively, of $37,400, $37,400 and $33,800 for Mr. Tallent; $7,400, $7,400 and $7,400 for Mr. Freeman; and, $3,000, $3,000 and $6,000 in 2010, 2009 and 2008, respectively, for Mr. White.

(6)	Mr. White became an executive officer of United in 2008.

Stock Option and Restricted Stock Grants

When granting equity awards, the Compensation Committee sets option exercise prices at the market closing price on the date of grant.  Both stock options and restricted stock awards vest over a number of years in order to encourage employee retention and focus management’s attention on sustaining financial performance and building shareholder value over an extended term.  Typically, vesting is in equal increments over a four-year period from the date of the grant.

During 2010, United did not grant restricted stock awards, stock options, stock appreciation rights or similar awards to any of its executive officers.

Stock Option Exercises and Restricted Stock Vesting

The following table sets forth the value realized upon the exercise of stock options and the vesting of restricted stock awards or settlement of restricted stock units for the Named Executive Officers during 2010:

OPTION EXERCISES AND VESTING OF RESTRICTED STOCK
Name	Stock option awards		Restricted stock/unit awards
	Number exercised	Value realized(1)	Number vesting	Value realized(2)
Mr. Tallent	-	-	9,834	$46,074
Mr. Freeman	-	-	8,570	39,987
Mr. Schuette	-	-	7,674	35,827
Mr. Shearrow	-	-	12,741	58,578
Mr. White	-	-	3,318	15,583

(1)	Represents the difference between the closing price of United’s Common Stock on the date of exercise and the per share option exercise price, multiplied by the number of options exercised.
(2)	Represents the value realized by multiplying the number of restricted stock/unit awards vesting by the closing price of United’s Common Stock on the date of vesting.

Outstanding Equity Awards as of December 31, 2010

The following table sets forth, for each Named Executive Officer, the number of stock options exercisable and unexercisable and the number and value of unvested restricted stock awards as of December 31, 2010:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Name	Stock options				Restricted stock awards
	Number exercisable	Number unexercisable(1)	Exercise price	Expiration date (2)	Number not vested (3)	Market value not vested (4)
Mr. Tallent	46,758	-	11.22	4/18/11
	62,344	-	12.50	3/11/12
	46,758	-	15.78	4/17/13
	17,663	-	22.85	6/7/14
	21,198	-	22.24	5/16/15
	32,210	-	27.76	4/26/16
	27,274	9,092	29.52	4/25/17
	23,379	23,379	13.23	4/30/18
	277,584	32,471			24,311	$47,406
Mr. Freeman	8,017	-	11.22	4/18/11
	24,938	-	12.50	3/11/12
	31,172	-	15.78	4/17/13
	10,391	-	22.85	6/7/14
	13,507	-	22.24	5/16/15
	20,781	-	27,76	4/26/16
	16,755	5,585	29.52	4/25/17
	12,209	12,209	13.28	5/5/18
	137,770	17,794			20,132	39,257
Mr. Schuette	35,847	-	11.22	3/12/11
	18,703	-	11.22	4/18/11
	24,937	-	12.50	3/11/12
	28,056	-	15.78	4/17/13
	9,352	-	22.85	6/7/14
	12,469	-	22.24	5/16/15
	18,185	-	27.76	4/26/16
	14,417	4,806	29.52	4/25/17
	10,390	10,391	13.28	5/5/18
	172,356	15,197			17,959	35,020
Mr. Shearrow	15,585	5,196	30.23	4/16/17
	10,390	10,391	13.28	5/5/18
	25,975	15,587			17,050	33,248
Mr. White	12,988	12,988	29.64	6/1/17
	7,792	7,793	13.28	5/5/18
	20,780	20,781			19,565	38,152

(1)	With the exception of Mr. White’s stock options that expire on June 1, 2017, stock options become exercisable in four equal annual installments beginning on the first anniversary of the grant date. Mr. White’s stock options that expire on June 1, 2017, vest as follows: 6,494 on June 1, 2011 and 6,494 on June 1, 2012.
(2)	The expiration date of each stock option is ten years after the date of grant.
(3)	With the exception of Mr. White’s restricted stock units granted on June 1, 2007, restricted stock shares and units vest in four equal annual installments, beginning January 31 of the year following the grant date. Mr. White’s unvested restricted stock units granted on June 1, 2007 vest on June 1, 2012.
(4)	The market value is based on the closing price of United’s Common Stock at December 31, 2010 of $1.95, multiplied by the number of unvested shares subject to the awards.

Equity Compensation Plan Information at December 31, 2010

The following table provides information about stock options outstanding as of December 31, 2010 and stock options and/or equity awards available to be granted in future years:

EQUITY COMPENSATION PLAN INFORMATION
	Total outstanding options	Weighted-average exercise price of outstanding options	Number available for issuance under equity compensation plans (1)
Equity compensation plans approved by shareholders	3,476,719	$18.08	1,226,857
Equity compensation plans not approved by shareholders (2)	30,940	7.69	-
Total	3,507,659	17.98	1,226,857

(1)	Represents the number of stock options or equity awards available to be granted in future years under the existing Equity Plan.
(2)	Stock options granted under plans assumed by United through acquisitions prior to December 1, 2004. Such were frozen as to future grants at the time of the acquisitions.

Pension Benefits

The following table presents selective retirement benefit information for 2010 for each Named Executive Officer that was a participant in the Modified Retirement Plan.

PENSION BENEFITS
Name	Plan name	Number of years of credited service	Present value of accumulated benefit	Payments during 2010
Mr. Tallent	Modified Retirement Plan	27	$822,206	-
Mr. Freeman	Modified Retirement Plan	16	577,601	-
Mr. Schuette	Modified Retirement Plan	10	708,665	-
Mr. Shearrow	Modified Retirement Plan	4	95,288	-

The Modified Retirement Plan provides specified benefits to certain key officers who contribute materially to the continued growth, development and future business success of United and its subsidiaries.  Generally, when a participant retires, United will pay to the participant a fixed annual amount in equal installments either (1) for the lifetime of the participant and, if the participant is married upon death, a lesser lifetime amount to the participant’s spouse, or (2) a fixed payment for 15 years.  The annual benefits, based on seniority and position, range from $30,000 to $150,000 per year and are taxable to the participant.  The normal retirement age defined in the plan is age 65 and completion of five years of service.

The Modified Retirement Plan contains provisions that provide for accelerated vesting upon a change in control of United.  The Modified Retirement Plan also provides that these benefits will be forfeited if a participant is terminated for cause or, if during a certain period after his or her termination of employment, competes with United, solicits customers or employees, discloses confidential information, or knowingly or intentionally damages United’s goodwill or esteem.

Nonqualified Deferred Compensation

The following table presents information for each Named Executive Officer relating to the Deferred Compensation Plan.

NONQUALIFIED DEFERRED COMPENSATION – ACTIVITY FOR 2010
Name	Executive contributions (1)	Company contributions (2)	Account Earnings	Withdrawals/ distributions	Balance at year-end
Mr. Tallent	$44,683	$7,750	$(53,492)	$-	$284,441
Mr. Freeman	31,233	-	(19,863)	-	35,216
Mr. Schuette	34,503	3,288	(41,822)	-	69,616
Mr. Shearrow	54,669	3,271	(43,235)	-	72,716
Mr. White	-	-	(3,846)	(342,505)	-

(1)	All executive contributions are included in the amounts under the column headings “Salary”, “Bonus” and “Restricted stock awards” in the “Summary Compensation Table”.
(2)	All company contributions are included in the amounts under the column heading “All other” in the “Summary Compensation Table”.

The Deferred Compensation Plan provides for the deferral of up to 75% of annual base salary and up to 100% of annual cash bonus payments or non-equity incentive compensation awards and other specified benefits to selected individuals who contribute materially to the continued growth, development and future business success of United and its affiliates.  Further, the Deferred Compensation Plan allows for employer matching contributions for employee contributions that would have been paid under United’s tax-qualified 401(k) plan (the “401(k) Plan”) if such matching contributions would otherwise exceed the maximum allowable amounts under the 401(k) Plan and matching of deferred bonuses, dollar for dollar up to 5% of bonus or non-equity incentive compensation award, subject to the same vesting provisions of the 401(k) Plan.  Although the Plan allows the Board of Directors to make discretionary contributions to the account of employee participants, the Board has never made any such discretionary contributions.  The Deferred Compensation Plan also provides for the deferral of up to 100% of director fees for service by a non-employee director on the Board of United or any subsidiary or community bank.

Contributions to the Deferred Compensation Plan may be invested in United’s Common Stock and a portfolio of various mutual funds.  Participants are 100% vested in their contributions, including earnings or losses thereon.  Company contributions, including earnings and losses thereon, vest over a three-year period. Because the amounts deferred under the plan are invested in the underlying mutual fund or, in the case of Common Stock, recorded as common stock issuable (an equity instrument) at the time of the investment, there are no potential future costs of the plan known at this time.

Generally, when a participant retires or becomes disabled, United will pay the participant their accrued benefits in a lump sum or in equal installments for five, ten, or fifteen years.  Alternatively, a participant may elect to have a portion (or all) of their accrued benefits paid out at a specified time before retirement in a lump sum or in annual installments for two, three, four, or five years.  The benefit payments are taxable to the participant.

Agreements with Executive Officers and Post-Employment Compensation

        Messrs. Tallent, Freeman, Schuette, and Shearrow have each entered into Amended and Restated Change in Control Severance Agreements (the “Severance Agreements” ) with United. The Severance Agreements remain in effect until the termination of such executive’s employment without entitlement to the benefits under the Severance Agreements , unless earlier terminated by mutual written agreement of the executive and United.

The Severance Agreements provide for payment of compensation and benefits to the executive in the event of a “Change in Control” of United if the executive’s employment is involuntarily terminated by United without “Cause” or if the executive terminates his employment for “Good Reason”.  The executive is not entitled to compensation or payments pursuant to his Severance Agreement if he is terminated by United for Cause, dies, incurs a disability, or voluntarily terminates employment (other than for Good Reason).  If a Change in Control occurs during the term of the applicable Severance Agreement and the executive’s employment is terminated within six months prior to, or 18 months following, the date of the Change in Control, and if such termination is an involuntary termination by United without Cause (and does not arise as a result of death or disability) or a termination by the executive for Good Reason, the executive will be entitled to a lump sum payment equal to his base salary, non-equity incentive compensation award and certain other benefits, as determined by the applicable Severance Agreement , for a period of 36 months from the date of his termination.  The lump sum payment of medical benefits also includes a tax-gross up.

The Severance Agreements were entered into as of December 31, 2008 (with minor changes from the prior agreements) and are intended to ensure that the payment of any compensation or benefits under the Severance Agreements would comply with Internal Revenue Code of 1986, as amended, Section 409A (“Section 409A”).

As required by the acquisition agreement pursuant to which United acquired Gwinnett Commercial Group, United entered into an employment agreement with Mr. White consistent with an existing agreement he had with such company that provides for a rolling three-year term unless either party gives the other party notice that the term will not be extended. The employment agreement generally provides that, if Mr. White is terminated at any time by United without Cause, or Mr. White terminates his employment with United for Cause, Mr. White will receive his base salary for a period of 36 months and an amount equal to two times his annual bonus or non-equity incentive compensation award. Additionally, if, within six months following a Change of Control of United, either Mr. White terminates his employment or United terminates Mr. White other than for Cause, the agreement provides for a payment made over 24 monthly installments equal to three times the sum of his base salary then in effect, an amount equal to his average annual bonus or non-equity incentive compensation award of the three most recent years and his monthly automobile allowance multiplied by twelve.

The employment agreement also includes covenants by Mr. White not to compete with United or solicit its customers or prospective customers or employees for 36 months after the termination of his employment under certain circumstances.

A “Change in Control” under the Severance Agreements and employment agreement generally means the acquisition by any person of beneficial ownership of 20 to 25% or more of the voting power of United’s outstanding stock, approval by shareholders of a merger or consolidation or a complete liquidation or dissolution of United or an agreement for the sale or other disposition of all or substantially all of the assets of United, or a majority change in the composition of the Board of Directors. “Cause” with respect to a termination by United under the Severance Agreements is generally defined as the involuntary termination of the executive by United as result of an uncured breach of the employment agreement by Mr. White, commission of certain crimes, act or acts which are in violation of policies of United or the failure by the executive to perform his duties. “Cause” with respect to termination by Mr. White is generally defined as an uncured breach of the employment agreement by United, a material adverse diminution in his powers, responsibilities, or duties, or the required relocation of the executive to a location more than 20 miles from his existing business location. “Good Reason” for termination by an executive under the Severance Agreements is generally defined as the occurrence during the six - month period prior to, or within the 18 - month period following, the date of a Change in Control, of a substantial adverse change in the executive’s responsibilities, the required relocation of the executive to a location outside of the market area of United, a material reduction in the levels of coverage of the executive under United’s director and officer liability insurance policy or indemnification commitments, or a reduction in the executive’s compensation or benefits.

The Severance Agreements provide that the compensation and benefits provided for under the Severance Agreements shall be reduced or modified so as to ensure that United does not pay an Excess Severance Payment.  If a reduction is necessary, the Severance Agreements would allow the executive to choose the manner in which the payments would be modified so long as the total payments are capped to avoid being treated as an Excess Severance Payment. None of the Severance Agreements provide for the payment of any taxes or a gross-up of payments to pay any taxes in the event any of the compensation or benefits were considered to be an Excess Severance Payment.

Each of United’s Named Executive Officers executed a waiver in connection with United’s participation in the CPP pursuant to which they have voluntarily waived any claim against Treasury or United for any changes to such officer’s compensation or benefits that are required to comply with the limitations contained in the EESA, the ARRA or any regulation thereunder.  The limitations are described in “Compensation Discussion and Analysis – Regulatory Limits”, and, as described therein, all of the Named Executive Officers have executed a letter agreement waiving their right to any severance payment that violates the ARRA.

United has no other employment or severance agreements with any of its Named Executive Officers.

Director Compensation

Non-employee directors of United received an annual retainer of $20,000 and a separate meeting fee of $3,000 for each of the five regularly scheduled Board meetings attended during 2010. The members of the Audit Committee received a separate meeting fee of $500 per regularly scheduled meeting attended. The Chairmen of the Audit and Compensation Committees each received an additional annual retainer of $5,000. Executive officers who serve as directors do not receive compensation for service on the Board of Directors of United.  Certain members of United’s Board of Directors and its executive officers also serve as members of one or more of United’s subsidiaries and community banks boards of directors for which they are compensated.

The annual retainer and meeting fees are payable in cash or may be deferred pursuant to United’s Deferred Compensation Plan.  In 2010, no directors elected to defer a portion of their retainer and meeting fees.

In addition to the retainers and meeting fees listed above, United reimburses the non-employee Directors for their travel expenses incurred in attending meetings of the Board or its committees, as well as for fees and expenses incurred in attending director education seminars and conferences. Directors did not receive any restricted stock, stock option or other equity awards or any other personal benefits in 2010.

The table below presents a summary of non-employee director compensation for 2010:

DIRECTOR COMPENSATION
Name	Fees earned or paid in cash	Nonqualified deferred compensation earnings	All other compensation (1)	Total

Robert L. Head, Jr.	$35,000	$17,217	$12,000	$64,217
W.C. Nelson, Jr.	42,500	10,738	12,000	65,238
Robert Blalock	37,500	-	10,500	48,000
Cathy Cox	42,500	-	-	42,500
Hoyt O. Holloway	35,000	-	2,500	37,500
Peter E. Raskind(2)	-	-	-	-
John D. Stephens	35,000	-	3,000	38,000
Tim Wallis	35,000	-	6,000	41,000
Zell B. Miller (3)	35,000	3,418	-	38,418

(1)	Directors fees for serving on one or more of United’s subsidiary or community bank boards of directors.
(2)	Mr. Raskind was appointed to the Board of Directors on April 21, 2011 and was not paid any directors' fees or other compensation during 2010.
(3)	Director Emeritus .

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has served as an officer or employee of United at any time or engaged in any transaction that would be required to be disclosed under “Certain Relationships and Related Transactions”.

None of United’s executive officers serve as a director or member of the Compensation Committee of any other entity that has an executive officer serving as a member of United’s Board of Directors or Compensation Committee.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” included with this Proxy Statement with management.  Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that it be included herein.

In addition, the Compensation Committee met with United’s senior risk officers to review United’s incentive compensation plans for all employees.  Based on such review and discussions, the Compensation Committee certifies that: (1) it has reviewed with senior risk officers the incentive compensation arrangements with senior executive officers and has made all reasonable efforts to ensure that such arrangements do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of United; (2) it has reviewed with senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to United; and (3) it has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of United to enhance the compensation of any employee.

Cathy Cox, Chairman
Robert Blalock
Hoyt Holloway
W.C. Nelson, Jr.
John Stephens
Tim Wallis

PRINCIPAL AND MANAGEMENT SHAREHOLDERS

The following table sets forth information regarding beneficial ownership of United’s voting securities.  Unless otherwise indicated, the information presented is as of March 31, 2011 and is based on 104,515,553 shares of United’s Common Stock outstanding on such date.  Beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days of March 31, 2011, unless otherwise indicated, through the exercise of any stock option or other right, and any shares that are pledged as security pursuant to various financial obligations.  The table sets forth such information with respect to:

●	each shareholder who is known by us to beneficially own 5% or more of our voting securities;

●	each director;

●	each Named Executive Officer; and

●	all executive officers and directors as a group.

Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares of voting securities beneficially owned by such shareholder.

BENEFICIAL OWNERSHIP
Name	Number of shares of common stock owned directly or indirectly	Number of shares underlying options exercisable within 60 days	Number of shares of beneficially owned restricted stock	Number of shares issuable under the Deferred Compensation Plan	Number of shares underlying warrants	Total number of shares beneficially owned	Percentage beneficially owned
Fletcher Asset Management, Inc. (1)	-	-	-	-	10,403,790	10,403,790	9.90%
BlackRock, Inc. (2)	7,451,032	-	-	-	-	7,451,032	7.87%
The Vanguard Group (3)	5,787,618	-	-	-	-	5,787,618	6.11%
Corsair Georgia, L.P.	5,605,374	-	-	-	-	5,605,374	5.36%
Jimmy C. Tallent (4)	591,313	298,365	15,255	42,030	8,750	955,713	*
Robert L. Head, Jr. (5)	1,795,788	-	-	-	75,000	1,870,788	1.79%
W.C. Nelson, Jr. (6)	2,113,769	-	-	-	50,000	2,163,769	2.07%
Robert H. Blalock (7)	138,235	-	-	-	12,500	150,735	*
Cathy Cox	8,610	-	-	-	-	8,610	*
Hoyt O. Holloway (8)	148,714	-	-	-	5,000	153,714	*
John D. Stephens (9)	180,132	-	-	-	-	180,132	*
Tim Wallis	240,974	-	-	-	10,000	250,974	*
Guy W. Freeman (10)	157,498	149,459	12,340	11,776	-	331,064	*
Rex S. Schuette (11)	101,498	146,510	11,063	32,270	-	291,641	*
David P. Shearrow	10,039	36,366	11,063	30,903	-	88,371	*
Glenn S. White (12)	312,423	24,676	16,248	-	5,000	358,347	*
All directors and executive officers as a group (16 persons)	5,873,065	822,254	67,190	123,455	166,250	7,052,214	6.67%
* Represents less than 1% of the deemed outstanding shares of Common Stock.

(1)
Based on information contained in Schedule 13G filed by Fletcher Asset Management, Inc. and Fletcher International, Ltd. (“Fletcher”) with the Securities and Exchange Commission on February 14, 2011 indicating sole voting power and sole dispositive power relative to 10,403,790 shares of the Company’s voting securities issuable within 60 days of December 31, 2010, which, when combined with currently outstanding shares of 94,685,003 at December 31, 2010, would have comprised 9.9% of the Company’s combined total shares of Common Stock outstanding as of December 31, 2010.  Such beneficial ownership reported by Fletcher Asset Management, Inc. and Fletcher as of December 31, 2010 does not give effect to additional shares of the Company’s voting securities issuable following 65 days notice from Fletcher to the Company increasing the number of shares issuable, in which case, the total shares issuable would be 25,741,910.

(2)
Based on information contained in Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the Securities and Exchange Commission on February 9, 2011 indicating sole aggregated voting power and sole dispositive power relative to 7,451,032 shares of the Company’s Common Stock as of December 31, 2010, which would have comprised 7.87% of the Company’s 94,685,003 shares of Common Stock outstanding as of December 31, 2010.  The address of BlackRock is 40 East 52nd Street, New York, NY 10022.  As previously announced, on December 1, 2009, BlackRock completed its acquisition of Barclays Global Investors from Barclays Bank PLC.  As a result, substantially all of the BGI entities are now included as subsidiaries of BlackRock for purposes of Schedule 13G filings.

(3)
Based on information contained in Schedule 13G filed by The Vanguard Group, Inc. (“Vanguard”) with the Securities and Exchange Commission on February 10, 2011 indicating sole aggregated voting power and sole dispositive power relative to 168,425 shares of the Common Stock and aggregate beneficial ownership of 5,787,618 shares of the Common Stock as of December 31, 2010, which would have comprised 6.11% of the Company’s 94,685,003 shares of Common Stock outstanding as of December 31, 2010. The address of Vanguard  is 100 Vanguard Blvd., Malvern, PA  19355.

(4)	Includes 385 shares owned by Mr. Tallent’s wife for which he claims beneficial ownership; and 308 shares owned by Mr. Tallent’s minor grandchildren for which he is custodian.
(5)	Includes 56,293 shares pledged; 5,697 shares owned by Mr. Head’s wife; and 36,699 shares owned by Mr. Head’s grandchildren for which he is custodian.
(6)
Includes 710,904 shares pledged; 49,594 shares owned by Mr. Nelson’s minor grandchildren for which he is custodian; 1,400 shares owned by Conag Rentals, Inc., a company owned by Mr. Nelson; 1,218 shares owned by King Ford, a company in which Mr. Nelson is 50% owner, and 53,070 shares owned by Mr. Nelson’s wife.

(7)
Includes 68,542 shares pledged; 120 shares owned by Mr. Blalock’s child for which he is custodian; 100,608 shares owned by Blalock Insurance Agency, Inc., a company owned by Mr. Blalock; and 9,960 shares owned by Mr. Blalock’s wife.

(8)
Includes 58,678 shares owned by Holloway Motors, Inc., a company wholly owned by Mr. Holloway; 5,726 shares owned by Mr. Holloway’s wife; and fully exercisable warrants to purchase 5,000 shares in the name of Holloway Revocable Trust, a trust over which Mr. Holloway is Trustee.

(9)	Includes 11,710 shares owned by John D. Stephens & Sons LP, a company owned by Mr. Stephens.
(10)	Includes 2,498 shares owned by Mr. Freeman’s wife.
(11)	Includes 9,000 shares owned by Mr. Schuette’s wife.
(12)	Includes 13,574 shares owned by a trust for which Mr. White claims beneficial ownership; and 35,965 shares owned by Mr. White’s wife.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”),  requires United’s directors and senior executives, and persons who own more than 10% of United’s Common Stock, to file with the Securities and Exchange Commission certain reports of beneficial ownership of the Common Stock.  Based solely on copies of such reports furnished to United and representations that no other reports were required, United believes that all applicable Section 16(a) reports were filed by its directors, officers and 10% shareholders during the fiscal year ended December 31, 2010 except that Directors Head and Nelson and Named Executive Officer White did not file a timely report for one transaction each in 2010.

AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to an Audit Committee Charter that was adopted by the Board following its annual review and assessment of its charter on July 17, 2003.  United’s management is responsible for its internal accounting controls and the financial reporting process.  United’s independent registered public accountants, Porter Keadle Moore, LLP (“PKM”), are responsible for performing an audit of United’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board and for expressing an opinion as to their conformity with U.S. generally accepted accounting principles.  The Audit Committee’s responsibility is to monitor and oversee these processes.  The Board of Directors, in its business judgment, has determined that all three members of the Audit Committee are “independent”, as defined by the federal securities laws and the Nasdaq Listing Requirements.

In keeping with that responsibility, the Audit Committee has reviewed and discussed United’s audited consolidated financial statements with management and PKM.  In addition, the Audit Committee has discussed with PKM the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committee”, as currently in effect.  In addition, the Audit Committee has received the written disclosures and letter from PKM required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, and has discussed with PKM their independence.  The Audit Committee has also considered whether the provision of non-audit services by PKM is compatible with maintaining their independence.

The Audit Committee also discussed with management, United’s internal auditors and PKM the quality and adequacy of United’s internal controls over financial reporting and the internal audit function’s organization, responsibilities, budget and staffing.  It reviewed management’s assessment of such internal controls and PKM’s attestation thereof.  The Audit Committee reviewed both with PKM and internal auditors their audit plans, audit scope and identification of audit risks.

None of the members of the Audit Committee are professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence.  Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and PKM.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of United’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with U.S. generally accepted accounting principles or that United’s auditors are in fact “independent”.

Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of United be included in the Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the SEC.

This report is respectfully submitted by the Audit Committee of the Board of Directors.

W. C. Nelson, Jr., Chairman
Robert Blalock
Cathy Cox

THE PRIVATE PLACEMENT AND BACKGROUND TO PROPOSALS 2 THROUGH 6

General

Since mid-2007 and continuing into 2011, the financial markets and economic conditions generally were materially and adversely affected by significant declines in the values of nearly all real estate asset classes.  This was initially triggered by declines in home prices and the values of subprime mortgages, but spread to all residential construction and residential mortgages as property prices declined rapidly and to nearly all asset classes.  The effect of the market and economic downturn also spread to commercial construction and other areas of the credit markets and in the availability of liquidity.  The magnitude of these declines led to a crisis of confidence in the financial sector as a result of concerns about the capital base and viability of certain financial institutions.

Our markets have been severely disrupted by the weak housing market which resulted in the buildup of surplus housing and finished lot inventory, particularly within the Atlanta, Georgia MSA and north and coastal Georgia, which has put considerable stress on the residential construction portion of our loan portfolio.  The weak economic conditions spread beyond the housing market, pushing unemployment to extraordinary high levels.

Our approach to managing through the challenging economic cycle has been to aggressively deal with credit problems and dispose of troubled assets quickly, taking losses as necessary.  As a result, our operating provision for loan losses was $223 million in 2010, $310 million in 2009 and $184 million in 2008.  Net charge-offs for 2010 were $216 million, $277 million in 2009 and $151 million in 2008.

The impact of the increase in nonperforming assets and related credit losses has resulted in significant losses over the past three years, which has eroded our shareholders’ equity and regulatory capital ratios.  We reported a net loss of $346 million in 2010, which included non-recurring charges of $210 million for goodwill impairment.  This compared to a net loss of $228 million in 2009 that included a $95 million non-recurring charge for goodwill impairment and a net loss of $64 million in 2008.

In addition, effective April 2009, United adopted a board resolution proposed by the Federal Reserve Bank of Atlanta pursuant to which we agreed to not incur additional indebtedness, pay cash dividends, make payments on our trust preferred securities or repurchase outstanding stock without prior regulatory approval (the “Board Resolution”). Since that date, we requested and received approval to pay all cash dividends on preferred stock and interest payments during 2010 and 2009, but were not given permission to pay interest on our trust preferred securities and dividends on our preferred stock during the first quarter of 2011. As a result of such deferrals, United may not pay dividends on any of common or preferred stock or trust preferred securities until all accrued and deferred amounts have been paid.

The Bank is also currently subject to an informal memorandum of understanding with the FDIC and Georgia Department of Banking and Finance (the “MOU”). The MOU requires, among other things, that the Bank must maintain its Tier I leverage ratio at not less than 8% and its total risk-based capital ratio at not less than 10% and that, prior to declaring or paying any cash dividends to United, the Bank must obtain the written consent of its regulators.  As of December 31, 2010, the Bank’s Tier 1 leverage ratio was below the target 8% leverage ratio in the MOU at 7.45%.

In the third quarter of 2010, the Board of Directors began to work closely with management and United’s advisors to explore available strategic alternatives to address United’s credit, financial and regulatory challenges and to position United to take advantage of growth opportunities, including possibly maintaining the status quo, selling common or preferred stock in public or private offerings, and selling the company to a larger financial institution.  In connection with this analysis, the Board determined that the following objectives were critical to United:

●	raise additional capital to address the credit, financial and regulatory challenges;

●
allow United to take advantage of potential opportunities for healthy financial institutions, including potentially entering new markets and acquiring branches and other assets of other financial institutions, through negotiated purchases, mergers and FDIC-assisted transactions;

●	demonstrate a meaningful reduction in non-performing assets to strengthen and de-risk its balance sheet;

●	address the concerns over any potential write-down of United’s deferred tax assets; and

●	show a clear and defined path back to sustainable profitability within a relatively short time period.

The Board determined that the best way to accomplish these objectives was to sell a significant amount of stock to institutional investors in a private offering, which would enable us to recapitalize the company at a favorable price to market and use a portion of the capital and proceeds to divest a substantial amount of the company’s classified and most risky assets.  The Board determined that these capital and asset disposition plans were in the best short and long-term interests for United’s existing shareholders, employees, customers and communities because it would:

●	restore the Bank’s compliance with the MOU;

●	allow United to resume dividends and interest payments that were stopped on its preferred stock and trust preferred securities;

●	allow both the Bank and United to avoid more serious regulatory enforcement actions; and

●
provide the company with a significant level of capital to de-risk its balance sheet by disposing of its riskier assets, which would return United immediately to profitability, and allow it to take advantage of growth opportunities.

Summary of the Private Placement

To accomplish the objectives described above, United executed an investment agreement (the “Corsair Agreement”) on March 16, 2011 with Corsair Georgia, L.P. (“Corsair”) and subscription agreements (the “Additional Agreements”; together with the Corsair Agreement, the “Investment Agreements”) with other investors (the “Additional Investors”; together with Corsair, the “Investors”) pursuant to which the Investors agreed to purchase $380 million of our Common Stock, Series F Preferred Stock and Series G Preferred Stock (collectively, the “Private Placement”).  The Private Placement closed on March 30, 2011.  Due to Nasdaq Stock Market Rules, the Private Placement was structured as an initial sale of our securities as follows:

●	approximately $32.9 million, or 17,338,497 shares, of Common Stock, at a purchase price of $1.90 per share;

●	approximately $195.9 million of Series F Preferred Stock, which is convertible into 103,090,506 shares of Common Stock at a conversion price of $1.90 per share; and

●	approximately $151.2 of Series G Preferred Stock, which is convertible into 79,570,997 shares of Non-Voting Common Stock at a conversion price of $1.90 per share.

In addition, if it is determined before June 15, 2011 that United has experienced an ownership change under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), prior to or in connection with the Private Placement, we may be required to indemnify the Investors by issuing an additional 48,000,000 shares of Non-Voting Common Stock in the aggregate to the Investors (the “Indemnity Shares”).  United’s ability to utilize its substantial tax assets, which include net operating losses that it could utilize in certain circumstances to offset taxable income and reduce its federal income tax liability, would be substantially limited if it were to experience an ownership change.  Management does not believe there was an ownership change prior to or in connection with the Private Placement such that the Indemnity Shares will be issued, however, a final determination on whether the Idemnity Shares will be issued may not be made until the third quarter of 2011.

United received aggregate net proceeds from the Private Placement of $362.5 million after payment of placement agent fees and other estimated expenses.

The issuance of Common Stock under the terms of the Private Placement will result in substantial dilution to existing shareholders and a significant reduction in the percentage interests of the current shareholders in the voting power and in the future earnings per share of their Common Stock.  If all of the shares of Series F Preferred Stock and Series G Preferred Stock are converted, the Investors will then own 120,429,003 shares of Common Stock and 79,570,997 shares of Non-Voting Common Stock, or 200,000,000 shares of our total common shares.  Based on 87,128,128 shares of Common Stock outstanding immediately prior to the Private Placement, following such conversion the Investors will own, in the aggregate, 69.7% of our total common shares and current shareholders will own approximately 30.3% of total common shares.

Certain Terms and Conditions of the Private Placement

Voting Agreements

Simultaneously with the execution of the Investment Agreements, each member of the Board of Directors and executive management executed voting agreements that require each such person to vote all shares of stock beneficially owned by such person in favor of Proposals 2 through 5.

Changes to the Board of Directors

In connection with the Private Placement, United agreed to appoint a director to its Board nominated by Corsair.  Peter E. Raskind , who was appointed to the Board on April 21, 2011 and   has been nominated for re-election at the Annual Meeting , is Corsair’s Board nominee .

Other Provisions

The Investment Agreements contain representations by United and the Investors as well as certain future covenants.  Specifically, United has agreed to certain registration rights under which United will be obligated to register the shares purchased by the Investors in order to permit resells of such shares by the Investors and subscription rights in favor of the Investors allowing them to subscribe for additional shares in certain circumstances.  The Investment Agreements also provide for indemnification provisions in favor of each party.

Preferred Stock Terms

The following is a summary of the material terms and provisions of the designations, powers, preferences, limitations, restrictions, and relative rights of the Series F Preferred Stock and Series G Preferred Stock (together, the “Preferred Stock”) as contained in the Articles of Amendment to the Articles, which have been filed with the Secretary of State of the State of Georgia (the “Certificates of Designations”).  The Preferred Stock is substantially identical except that the Series F Preferred Stock mandatorily converts into Common Stock after shareholder approval and the Series G Preferred Stock mandatorily converts into Non-Voting Common Stock after shareholder approval.  The Certificates of Designations are included as Appendix A to this Proxy Statement and are incorporated by reference herein.  Shareholders are urged to carefully read the Certificates of Designations in their entirety.  Although we believe the summary covers all of the material terms and provisions of the Preferred Stock as contained in the Certificates of Designations, it may not contain all of the information that is important to you.

Authorized Shares and Liquidation Preference.  We have designated 195,871 shares as “Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series F” and 151,185 shares as “Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series G”, each of which have a par value of $1.00 per share and a liquidation preference of $1,000 per share.

Mandatory Conversion.  The Preferred Stock of each holder will convert into shares of Common Stock and Non-Voting Common Stock on the second business day following: all shareholder approvals necessary to (x) approve the conversion of the Series F Preferred Stock into Common Stock for purposes of Rule 5635 of the Nasdaq Stock Market Rules and (y) amend the Articles to (A) authorize a number of shares of Non-Voting Common Stock sufficient to permit the full conversion of the Series G Preferred Stock into Non-Voting Common Stock and the issuance of certain additional shares of Non-Voting Common Stock and (B) increase the number of authorized shares of Common Stock to at least such number as will be sufficient to permit the full conversion of the Series F Preferred Stock and the Non-Voting Common Stock.  The number of shares of Common Stock and Non-Voting Common Stock into which each share of Preferred Stock is convertible is determined by dividing (i) the $1,000 per share liquidation preference by (ii) the applicable conversion price, which is initially $1.90 per share.  However, the Preferred Stock will not convert into Common Stock and Non-Voting Common Stock until all accrued and unpaid dividends have been paid in cash to the holders.

Dividends.  Commencing on the date on which the shares of Preferred Stock were first issued, dividends will accrue and be payable semi-annually in arrears on March 30 and September 30 of each year.  Dividends for each outstanding share of Preferred Stock will be payable if, when and as declared by the Board of Directors or a duly authorized committee thereof in cash at an annual rate equal to the “dividend rate” (meaning the sum of (a) the greater of (i) LIBOR and (ii) 2.0% plus (b) 15.0% (up to a maximum of 18.0%)) multiplied by the sum of (i) the liquidation preference plus (ii) all accrued and unpaid dividends for any prior dividend period, payable in cash; provided that, in the event that the as-converted dividend for such dividend period is greater than the dividend calculated pursuant to the foregoing language, each outstanding share of Preferred Stock will be entitled to receive, when and as declared by the Board of Directors, the as-converted dividend instead.

No dividends will be paid in respect of the dividend period in which the Preferred Stock converts into Common Stock and Non-Voting Common Stock.  Therefore, no dividends are expected to be paid if shareholders approve Proposals 2, 3, 4 and 5 at the Annual Meeting.

Subject to limited exceptions, if dividends payable on all outstanding shares of the Preferred Stock for any dividend period have not been declared and paid or declared and funds set aside therefore, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase or acquire any of our junior securities, or redeem, purchase or acquire any parity securities.

Ranking.  The Preferred Stock ranks, with respect to dividend rights and rights on liquidation, winding up and dissolution, on a parity with our Series A Non-Cumulative Preferred Stock, the Fixed Rate Cumulative Perpetual Preferred Stock, Series B, the Series C Fixed Rate Cumulative Perpetual Preferred Stock, the Cumulative Perpetual Preferred Stock, Series D, the Junior Participating Preferred Stock, Series E, and with each other class or series of equity securities the terms of which do not expressly provide that such class or series will rank senior or junior to the Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution.  The Preferred Stock ranks senior to our Common Stock, Non-Voting Common Stock and each other class or series of capital stock outstanding or established after the date of issuance of the Preferred Stock, the terms of which do not expressly provide that it ranks on a parity with or senior to the Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution.

Voting Rights.  The holders of the Preferred Stock will not have any voting rights other than as required by law, except that the approval of the holders of a majority of outstanding shares of the Preferred Stock, voting as a single class, will be required with respect to certain matters, including (i) amendments, alterations or repeals of any provision of the Articles or Bylaws of the Company that would adversely affect the rights, preferences or privileges of the Preferred Stock and (ii) amendment or alterations of the Company’s Articles to authorize, or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of, capital stock ranking equally with or senior to the Preferred Stock.

Liquidation.  In the event we voluntarily or involuntarily liquidation, dissolve or wind up, the holders of the Preferred Stock will be entitled, before any distribution to the holders of our Common Stock, Non-Voting Common Stock or any other junior capital stock and subject to the rights of our creditors, to receive an amount equal to the greater of (i) the $1,000 per share liquidation preference plus an amount equal to any accrued but unpaid dividends and (ii) the payment or distribution to which such holders would have been entitled if the Preferred Stock were converted into Common Stock and Non-Voting Common Stock immediately before such liquidation, dissolution or winding-up.

Non-Voting Common Stock Terms

The following is a summary of the material terms and provisions of the designations, powers, preferences, limitations, restrictions, and relative rights of Non-Voting Common Stock as contained in the Certificate of Designations of the Non-Voting Common Stock (the “Non-Voting Common Stock Certificate of Designations”).  The proposed Articles of Amendment to the Articles that contain the Non-Voting Common Stock Certificate of Designations are included as Appendix B to this Proxy Statement and are incorporated by reference herein.  Shareholders are urged to carefully read the Non-Voting Common Stock Certificate of Designations in its entirety.  Although we believe the summary covers all of the material terms and provisions of the Non-Voting Common Stock as contained in the Non-Voting Common Stock Certificate of Designations, it may not contain all of the information that is important to you.

Same Rights as Common Stock.  Except with respect to voting rights and as specifically set forth below, the Non-Voting Common Stock will have the same designations, powers, preferences, limitations, restrictions, and relative rights as, and be identical in all respects to, our Common Stock.

No Voting Rights.  Except as required by Georgia law or our Articles, holders of Non-Voting Common Stock have no right to vote on any matter submitted to a vote at a meeting of our shareholders.  The Articles provide that, in addition to any other vote required by law, the affirmative vote of the holders of a majority of the outstanding shares of Non-Voting Common Stock, voting separately as a class, will be required to amend, alter or repeal any provision of the Articles that significantly and adversely affects the rights, preferences or privileges of the Non-Voting Common Stock.

Dividends.  Subject to the preferential dividend rights, if any, of any preferred stock of United, the holders of Non-Voting Common Stock will be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors on the Common Stock.  If a dividend is declared and paid with respect to the Common Stock, then the Board of Directors will declare and pay an equivalent dividend, on a per share basis, to the Non-Voting Common Stock.  Likewise, if the Board of Directors declares and pays a dividend on the Non-Voting Common Stock, it will declare and pay an equivalent dividend, on a per share basis, on the Common Stock.

Distributions. After distribution in full of any preferential amount to be distributed to the holders of preferred stock of United, holders of Non-Voting Common Stock and Common Stock will be entitled to receive, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of United, all of United’s remaining assets of whatever kind available for distribution to the shareholders ratably in proportion to the number of Common Stock and Non-Voting Common Stock held by them.

Adjustments. In the event of any stock split, combination or other reclassification of either the Common Stock or the Non-Voting Common Stock, the outstanding shares of the other class will be proportionately split, combined or reclassified in a similar manner, provided that in any such transaction, only holders of Common Stock will receive shares of Common Stock and only holders of Non-Voting Common Stock will receive shares of Non-Voting Common Stock.

Conversion. The Non-Voting Common Stock may be converted into Common Stock by any holder of Non-Voting Common Stock, other than the initial holder of such Non-Voting Common Stock or an affiliate thereof, who acquires one or more shares of Non-Voting Common Stock in an “Approved Transfer.”  For purposes of the Non-Voting Common Stock Certificate of Designations, an “Approved Transfer” means a sale or other transfer (i) to an affiliate of the holder of the Non-Voting Common Stock to be transferred under common control with such holder’s ultimate parent, general partner or investment advisor but only if the transferee agrees in writing for the benefit of United to be bound by the terms of the applicable Investor Agreement; (ii) in a widely distributed public offering registered pursuant to the Securities Act; (iii) to a person that is acquiring at least a majority of United’s outstanding “voting securities” (as defined in the Bank Holding Company Act of 1956, as amended and any rules or regulations promulgated thereunder) not including any voting securities such person is acquiring from the holder of the Non-Voting Common Stock to be transferred or its affiliates; or (iv) upon certification by the holder of the Non-Voting Common Stock to be transferred in writing to United that such holder believes that the transferee shall not, after giving effect to such transfer, own for purposes of the Bank Holding Company Act of 1956, as amended, or the Change of Bank Control Act of 1978, as amended, and any rules and regulations promulgated thereunder, more than 2% of any class of voting securities of United outstanding at such time.

Mergers, Consolidations, Etc .  In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, each share of Non-Voting Common Stock will at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that each share of Common Stock would be entitled to receive as a result of such transaction, provided that at the election of such holder, any securities issued with respect to the Non-Voting Common Stock will be non-voting securities under the resulting corporation’s organization documents and United will make appropriate provisions and take such actions necessary to ensure that holders of the Non-Voting Common Stock will retain securities with substantially the same rights and benefits as the Non-Voting Common Stock.  In the event the holders of Common Stock are provided the right to convert or exchange Common Stock for stock or securities, cash and/or any other property, then the holders of the Non-Voting Common Stock will be provided the same right based upon the number of shares of Common Stock such holders would be entitled to receive if such shares of Non-Voting Common Stock were converted into shares of Common Stock immediately prior to such offering.  In the event that United offers to repurchase shares of Common Stock from its shareholders generally, United will offer to repurchase Non-Voting Common Stock pro rata based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such repurchase.  In the event of any pro rata subscription offer, rights offer or similar offer to holders of Common Stock, United will provide the holders of the Non-Voting Common Stock the right to participate based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such offering; provided that at the election of such holder, any shares issued with respect to the Non-Voting Common Stock will be issued in the form of Non-Voting Common Stock rather than Common Stock.

Summary of Proposals 2 Through 6

In connection with the Private Placement, United is proposing Proposals 2 through 6.  Proposal 2 is a proposal to amend the Articles to increase the number of shares of our Common Stock available for issuance from 200,000,000 to 500,000,000.  Proposal 3 is a proposal to amend the Articles to authorize 150,000,000 shares of Non-Voting Common Stock.  Proposal 4 is a proposal to approve the issuance of shares of Common Stock upon the conversion of shares of the Series F Preferred Stock or otherwise under the Investment Agreements.  Proposal 5 is a proposal to approve the issuance of shares of Non-Voting Common Stock upon the conversion of shares of Series G Preferred Stock and any subsequent issuance of shares of Common Stock upon the conversion of shares of authorized Non-Voting Common Stock into Common Stock, including additional shares issued to the Investors pursuant to the Investment Agreements.

United sold a combination of Common Stock, Series F Preferred Stock and Series G Preferred Stock in the Private Placement.  The Series F Preferred Stock converts into Common Stock and the Series G Preferred Stock converts into Non-Voting Common Stock.  By increasing the authorized shares of Common Stock and authorizing the Non-Voting Common Stock through Proposals 2 and 3, United will have a sufficient number of shares of Common Stock and Non-Voting Common Stock to permit the full conversion of each of the shares of Series F Preferred Stock, Series G Preferred Stock and any Non-Voting Common Stock into Common Stock.   Proposals 4 and 5 then authorize the actual conversion of all such shares, including the 48,000,000 Indemnity Shares and any other shares otherwise issued under the Investment Agreements.  As a result, the dividend rights and liquidation preference existing in favor of the Preferred Stock will be eliminated, and we will neither owe nor pay any dividends on the Preferred Stock.

Proposal 6 is a proposal to amend the Articles to effect the 1-for-5 Reverse Stock Split.  The Board of Directors is submitting the Reverse Stock Split to shareholders for approval with the primary intent of increasing the market price of the Common Stock to make it more attractive to a broader range of investors.

Pro Forma Financial Information

To assist in your understanding of the impact of the Private Placement relating to Proposals 2 through 6 and the impact of Board-approved sales of classified assets and related after-tax losses, we are providing pro forma financial information.  The following pro forma table contains certain financial information as of December 31, 2010 and for the periods ended December 31, 2010:

●	on an actual basis;

●
on a pro forma, as adjusted, basis to give effect to the Private Placement and United’s previously disclosed exchange of preferred stock for Common Stock with Elm Ridge Offshore Master Fund, Ltd. and Elm Ridge Value Partners, L.P. (the “Elm Ridge Exchange”); and

●
on a pro forma, as adjusted, basis to give effect to the previously disclosed loan charge-offs and write-downs related to the planned sale and disposition of $435 million of classified and nonperforming assets (the “Asset Disposition Plan”).

This pro forma table should be read together with our consolidated historical financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations (which appeared in our Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC), our Current Reports on Form 8-K filed with the SEC in the first quarter of 2011, and when available, our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011 and any Current Reports on Form 8-K related to the Asset Disposition Plan.

					As Adjusted for
		Private Placement	As Adjusted for		Private Placement,
		and Elm Ridge	Private Placement		Elm Ridge Exchange
	Actual	Exchange	and Elm Ridge	Asset Disposition	and Asset
	12/31/2010	Adjustments	Exchange	Plan Adjustments	Disposition Plan
	(in thousands , except per share data)
Assets:
Cash	$649,457	$-	$649,457	$-	$649,457
Securities	1,526,132	362,000	1,888,132	-	1,888,132
Held for Sale Loans	-	-	-	92,982	92,982
Performing Loans	3,912,886	-	3,912,886	-	3,912,886
Performing Substandard Loans	512,147	-	512,147	(199,761)	312,386
Nonperforming Loans (“NPLs”)	179,093	-	179,093	(93,439)	85,655
Total Gross Loans	4,604,126	-	4,604,126	(200,217)	4,403,909
Loan Loss Reserve (“LLR”)	(174,695)	-	(174,695)	25,000	(149,695)
Net Loans	4,429,431	-	4,429,431	(175,217)	4,254,214
Core Deposit Intangibles	11,446	-	11,446	-	11,446
OREO	142,208	-	142,208	(62,041)	80,167
Deferred Tax Assets	166,937	-	166,937	92,294	259,231
Other Assets	517,585	-	517,585	-	517,585
Total Assets	$7,443,196	$362,000	$7,805,196	$(144,965)	$7,660,231

Liabilities:
Total Deposits	$6,469,172	$-	$6,469,172	$-	$6,469,172
Trust Preferred	54,646	-	54,646	-	54,646
Subordinated Debt	95,500	-	95,500	-	95,500
Other Borrowings	156,192	-	156,192	-	156,192
Other Liabilities	32,171	-	32,171	-	32,171
Total Liabilities	6,807,681	-	6,807,681	-	6,807,681

Equity:
Series A & Series B (TARP) Preferred	175,928	-	175,928	-	175,928
Series D Preferred - Common Stock Exchange	-	16,613	16,613	-	16,613
Common	459,587	345,387	804,974	(144,965)	660,009
Total Equity	635,515	362,000	997,515	(144,965)	852,550

Total Liabilities and Equity	$7,443,196	$362,000	$7,805,196	$(144,965)	$7,660,231

Tangible Book Value Per Share	$4.76		$2.78		$2.27
Book Value Per Share	4.84		2.80		2.30

Asset Quality Ratios
NPAs / Total Assets*	4.32%		4.12%		2.16%
LLR / Loans	3.79		3.79		3.40
LLR / Loans + OREO	3.68		3.68		3.34
LLR / NPLs	97.54		97.54		174.77
Classified / Tier 1 Capital + LLR (Bank)	117.6		83.3		62.3
_______________
*The NPAs / Total Assets Ratio, as adjusted for the final sale and disposition of Held for Sale Loans and OREO, is 1.12%

Capital Ratios: Holding Company
Tang. Common / Tang. Assets	6.03%		10.18%		8.48%
Tang. Equity / Tang. Assets	8.40		12.65		11.00
Tier 1 Leverage Ratio	6.75		11.23		8.62
Tier 1 Risk Based Capital Ratio	9.67		16.67		12.93
Total Risk Based Capital Ratio	12.11		19.09		15.38

Capital Ratios: Bank
Tier 1 Leverage Ratio	7.45%		10.97%		8.35%
Tier 1 Risk Based Capital Ratio	10.72		16.35		12.58
Total Risk Based Capital Ratio	12.48		18.10		14.34

Interest of Certain Persons in the Private Placement and Share Conversions

Effective as of April 21, 2011, Mr. Peter E. Raskind was appointed to United’s Board of Directors pursuant to the right of Corsair to nominate a director under the Corsair Agreement. Because Mr. Raskind did not join our Board of Directors until after the consummation of the Private Placement, he did not participate in his capacity as a director in discussions of, or vote with respect to, matters related to the Private Placement that were approved by our Board of Directors, including our Board of Directors’ vote recommending approval of the issuance of Common Stock and Non-Voting Common Stock upon conversion of the Preferred Stock. The conversion of the Preferred Stock held by all the Investors would result in Corsair owning approximately 9.9% of our outstanding Common Stock after giving effect to such conversion.

No directors or officers of United purchased any securities in the Private Placement.

Other Matters

The foregoing description is not complete and is qualified in its entirety by reference to United’s Current Reports on Form 8-K filed with the SEC on March 17, 2011 and March 31, 2011 and the exhibits thereto, including the Investment Agreements filed as Exhibits 10.1 and 10.2 to United’s Current Report on Form 8-K filed with the SEC on March 17, 2011.

PROPOSAL 2 – AMENDMENT TO RESTATED ARTICLES OF INCORPORATION TO INCREASE SHARES OF COMMON STOCK

General

The Board of Directors unanimously approved, subject to shareholder approval, an amendment to the Articles of United to increase the number of authorized shares of Common Stock, $1.00 par value, from 200,000,000 to 500,000,000 shares.  As discussed in more detail in the section entitled “The Private Placement and Background to Proposals 2 Through 6”, on March 30, 2011, we raised $380 million in a Private Placement representing 17,338,497 shares of Common Stock issued at closing and 182,661,503 shares to be issued after shareholder approval and conversion of all Preferred Shares.  In addition, if we experience an ownership change under Section 382 of the Code prior to or in connection with the Private Placement, we may be required to indemnify the Investors by issuing the Indemnity Shares.

The following table summarizes the shares of Common Stock outstanding and reserved for general issuance upon the exercise of all outstanding warrants and options, the vesting of restricted stock and restricted stock units and the issuance of shares under our deferred compensation plan.  In addition, the table shows the shares reserved for the Private Placement relating to 103,090,506 shares of Common Stock that must be reserved to allow for the conversion of Series F Preferred Stock upon the approval of Proposal 4 and 79,570,997 shares of Common Stock to allow for the conversion of Series G Preferred Stock upon the approval of Proposal 5.

Common Stock – Shares	March 31, 2011	If Proposal 2 Approved

Outstanding	104,515,553	104,515,553
Generally reserved for issuance	38,558,008	38,558,008
Reserved for Private Placement		182,661,503
Reserved for contingent Indemnity Shares		48,000,000
Potential outstanding	143,073,561	373,735,064
Available for future issuance	56,926,439	126,264,936
Total authorized	200,000,000	500,000,000

Shares available for issuance as a percentage of potential shares outstanding	40%	34%

Purpose of Increasing Authorized Shares of Common Stock

The purpose of increasing the authorized number of shares of Common Stock is to provide for a sufficient level of shares to permit the full conversion of the Series F Preferred Stock and Series G Preferred Stock and to provide the Board of Directors greater flexibility in connection with United’s capital structure, possible future financing requirements, employee compensation and other corporate matters.  The Board also believes that having sufficient shares remaining available for use will enable the Board of Directors to act quickly to take advantage of various business opportunities.

Effect of Proposal

If this proposal is approved, there will be a sufficient number of shares of Common Stock to permit the full conversion of the shares of Series F Preferred Stock and Series G Preferred Stock and Non-Voting Common Stock and leave additional shares available for potential future issuances.  Any future issuance of additional Common Stock could have a dilutive effect on the book value and earnings per share of the outstanding shares and would decrease the relative voting power of current shareholders.  United does not currently have any material commitments, arrangements, or understanding which would require the issuance of additional shares of Common Stock, other than as described in this Proxy Statement.

The Board of Directors does not believe that an increase in the number of authorized shares of Common Stock will have a significant impact on any attempt to gain control of United.  It is possible, however, that the availability of authorized but unissued shares of Common Stock could discourage third parties from attempting to gain control since the Board could authorize the issuance of shares of Common Stock in a manner that could dilute the voting power of a person attempting to acquire control of United, increase the cost of acquiring such control or otherwise hinder such efforts.  The Board is not aware of any present threat or attempt to gain control of United and this Proposal 2 is not in response to any such action nor is it being presented with the intent that it be utilized as a type of anti-takeover device.

If this proposal is adopted, the Articles would be amended as set forth in Appendix B.  Although United intends to file the amendment with the Secretary of State of Georgia as promptly as possible after the amendment is approved by shareholders, the Board reserves the right to delay or abandon the amendment at its discretion.

Vote Required

The affirmative vote of holders of a majority of the shares of Common Stock outstanding on the record date is required to approve the amendment.  Accordingly, any abstention or broker non-vote will count as a vote against the proposal.

Recommendation

The Board of Directors unanimously recommends that you vote “FOR” Proposal 2.

PROPOSAL 3 – AMENDMENT TO RESTATED ARTICLES OF INCORPORATION TO AUTHORIZE 150,000,000 SHARES OF NON-VOTING COMMON STOCK

General

The Board of Directors unanimously approved, subject to shareholder approval, an amendment to the Articles to authorize 150,000,000 shares of Non-Voting Common Stock.  As discussed above in more detail, on March 30, 2011, we raised $380 million in the Private Placement.  The shares of our Series G Preferred Stock sold in the Private Placement are mandatorily convertible into 79,570,997 shares of Non-Voting Common Stock following shareholder approval of the authorization of the Non-Voting Common Stock.  In addition, if we experience an ownership change under Section 382 of the Code prior to or in connection with the Private Placement, we may be required to indemnify the Investors by issuing the 48,000,000 of Indemnity Shares in Non-Voting Common Stock.  Management does not believe there was an ownership change prior to or in connection with the Private Placement such that the Indemnity Shares will be issued; however, a final determination on whether the Indemnity Shares will be issued may not be made until the third quarter of 2011.

Purpose of Authorizing Non-Voting Common Stock

In order to provide for the issuance of the Non-Voting Common Stock upon conversion of the Series G Preferred Stock and if the Indemnity Shares are ever issued, United must amend its Articles to authorize the Non-Voting Common Stock, which will provide United with a sufficient number of shares of Non-Voting Common Stock to allow for the conversion of the Series G Preferred Stock and for the issuance of the Indemnity Shares if they are ever issued.  In addition, the amendment to the Articles will provide United with 22,000,000 million shares of Non-Voting Common Stock for potential future issuances under the Investment Agreements or otherwise.

Effect of Proposal

If this proposal is adopted, the Articles would be amended as set forth in Appendix B.  Although United intends to file the amendment with the Secretary of State of Georgia as promptly as possible after the amendment is approved by shareholders, the Board reserves the right to delay or abandon the amendment at its discretion.

Vote Required

The affirmative vote of holders of a majority of the shares of Common Stock outstanding on the record date is required to approve the amendment.  Accordingly, any abstention or broker non-vote will count as a vote against the proposal.

Recommendation

The Board of Directors unanimously recommends a vote “FOR” Proposal 3.

PROPOSAL 4 – APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UPON THE CONVERSION OF UNITED’S MANDATORILY CONVERTIBLE CUMULATIVE NON-VOTING PERPETUAL PREFERRED STOCK, SERIES F INTO COMMON STOCK

General

As discussed above in more detail, on March 30, 2011, we raised $380 million in a Private Placement of 17,338,497 shares of our Common Stock, $195.9 million of our Series F Preferred Stock, and $151.2 million of our Series G Preferred Stock (convertible into 79,570,997 shares of Non-Voting Common Stock), to the Investors.  Because our Common Stock is listed on the Nasdaq Global Market, we are subject to Nasdaq Rule 5635(d), which requires shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company of Common Stock equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The conversion of the Series F Preferred Stock is conditioned on shareholder approval.  Otherwise, the Common Stock we issued in the Private Placement, together with the Common Stock issuable upon the conversion of the other securities we also sold in the Private Placement and any additional shares issued under the Investment Agreements, would have exceeded 20% of both the voting power and number of shares of our Common Stock outstanding before the issuance.

Purpose of Approving the Issuance of Shares of Common Stock Upon the Conversion of the Series F Preferred Stock

The purpose of approving the issuance of shares of Common Stock upon the conversion of the Series F Preferred Stock and any additional shares issued under the Investment Agreements is to satisfy the Nasdaq Listing Requirements.  The Board also believes that approving the issuance of shares of Common Stock upon the conversion of the Series F Preferred Stock will enable United and its shareholders to fully realize the benefits of the Private Placement.

Effect of Proposal

If this proposal, together with Proposals 2 and 3, are approved, all of the outstanding shares of the Series F Preferred Stock will automatically be converted into shares of our Common Stock on the second business day following receipt of shareholder approval.  As a result, the dividend rights and liquidation preference existing in favor of the Series F Preferred Stock will be eliminated, and we will neither owe nor pay any dividends on the Series F Preferred Stock.  The rights and privileges associated with the Common Stock issued upon conversion of the Series F Preferred Stock will be identical to the rights and privileges associated with the Common Stock held by our existing Common Stock shareholders, including voting rights.

Potential Consequences if the Issuance of Shares of Common Stock Upon the Conversion of the Series F Preferred Stock is Not Approved

Series F Preferred Stock Remains Outstanding.  Unless the shareholder approval is received or unless our shareholders approve a similar proposal at a subsequent meeting, the Series F Preferred Stock will remain outstanding in accordance with its terms.

Substantial Dividend Payments.  If shareholder approval is not obtained, the shares of Series F Preferred Stock will remain outstanding and, for so long as such shares remain outstanding, we will be required to pay substantial dividends on the Series F Preferred Stock, on a cumulative basis, at a per annum rate equal to the sum of (i) the greater of (a) LIBOR (as defined in our Articles) and (b) 2.0%, plus (ii) 15.0%; provided however if such amount is greater than 18.0%, the dividend rate will be 18.0%.

Additional Shareholder Meetings.  We will call additional shareholder meetings and recommend approval of this Proposal 4 at each meeting to the shareholders every six months, if necessary, thereafter until such approval is obtained pursuant to the provisions of the Investment Agreements.  United will bear the costs of soliciting the approval of our shareholders in connection with these meetings.

Restriction on Payment of Dividends.  For as long as the Series F Preferred Stock remains outstanding, if dividends payable on all outstanding shares of the Series F Preferred Stock have not been declared and paid, or declared and funds set aside therefor, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase, or acquire any of our junior securities, or redeem, purchase or acquire any parity securities, subject to limited exceptions.

Liquidation Preference.  For as long as the Series F Preferred Stock remains outstanding, it will retain a senior liquidation preference over shares of our Common Stock in connection with any liquidation of United and, accordingly, no payments will be made to holders of our Common Stock upon any liquidation of United unless the full liquidation preference on the Series F Preferred Stock is paid.

Vote Required

The affirmative vote of a majority of the votes cast by the holders of the shares entitled to vote at a meeting at which a quorum is present is required to approve the proposal.  Accordingly, any abstention or broker non-vote will not count as a vote against the proposal.

Recommendation

The Board of Directors unanimously recommends a vote “FOR” Proposal 4.

PROPOSAL 5 – APPROVAL OF THE ISSUANCE OF SHARES OF NON-VOTING COMMON STOCK UPON THE CONVERSION OF SHARES OF UNITED’S MANDATORILY CONVERTIBLE CUMULATIVE NON-VOTING PERPETUAL PREFERRED STOCK, SERIES G INTO NON-VOTING COMMON STOCK AND ANY SUBSEQUENT ISSUANCE OF SHARES OF COMMON STOCK UPON THE CONVERSION OF SHARES OF AUTHORIZED NON-VOTING COMMON STOCK INTO COMMON STOCK

General

As discussed in more detail in the section entitled “The Private Placement and Background to Proposals 2 Through 6”, on March 30, 2011, we raised $380 million in a Private Placement of 17,338,497 shares of our Common Stock, $195.9 million of our Series F Preferred Stock, and $151.2 million of our Series G Preferred Stock (convertible into 79,570,997 shares of Non-Voting Common Stock), to the Investors.  The shares of our Series G Preferred Stock are mandatorily convertible into Non-Voting Common Stock following shareholder approval of such conversion and the authorization of the Non-Voting Common Stock.  This Proposal 5 is to approve the conversion of the Series G Preferred Stock into Non-Voting Common Stock, the potential future conversion of such Non-Voting Common Stock into Common Stock and the conversion into Common Stock of any of the 48,000,000 Indemnity Shares of Non-Voting Common Stock and any other shares of Non-Voting Common Stock issued under the Investment Agreements by us.

As discussed in more detail in Proposal 4, under Nasdaq Listing Requirements, the conversion into Common Stock of the Non-Voting Common Stock issuable upon conversion of the Series G Preferred Stock and in connection with the Indemnity Shares and any other shares of Non-Voting Common Stock issued under the Investment Agreements requires shareholder approval under Nasdaq Rule 5635(d), which requires shareholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by a company of Common Stock equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

Purpose of Proposal

The purpose of approving the conversion of the Series G Preferred Stock into Non-Voting Common Stock and the issuance of shares of Common Stock upon the conversion of Non-Voting Common Stock is to satisfy the Nasdaq Listing Requirements.  The Board also believes that approving the conversion of the Series G Preferred Stock and any future issuance of shares of Common Stock upon the conversion of the Non-Voting Common Stock will enable United and its shareholders to fully realize the benefits of the Private Placement.

Effect of Proposal

If this proposal, together with Proposals 2 and 3, are approved, all of the outstanding shares of the Series G Preferred Stock will automatically be converted into shares of our Non-Voting Common Stock on the second business day following receipt of shareholder approval.  In addition, the Non-Voting Common Stock will then be convertible into shares of Common Stock.  However, the Non-Voting Common Stock would convert only if, and to the extent that, the holder transfers its shares of Non-Voting Common Stock to a third party (other than an affiliate of such holder) in an Approved Transfer (as defined in Proposal 3 above).  As a result of the conversion of the Series G Preferred Stock into Non-Voting Common Stock, the dividend rights and liquidation preference existing in favor of the Series G Preferred Stock will be eliminated, and we will neither owe nor pay any dividends on the Series G Preferred Stock.  Additionally, the rights and privileges associated with the Common Stock issued upon conversion of the Non-Voting Common Stock will be identical to the rights and privileges associated with the Common Stock held by our existing Common Stock shareholders, including voting rights.

Potential Consequences if the Issuance of Shares of Non-Voting Common Stock Upon the Conversion of the Series G Preferred Stock is Not Approved

Series G Preferred Stock Remains Outstanding.  Unless the shareholder approval is received or unless our shareholders approve a similar proposal at a subsequent meeting, the Series G Preferred Stock will remain outstanding in accordance with its terms.

Substantial Dividend Payments.  If shareholder approval is not obtained, the shares of Series G Preferred Stock will remain outstanding and, for so long as such shares remain outstanding, we will be required to pay substantial dividends on the Series G Preferred Stock, on a cumulative basis, at a per annum rate equal to the sum of (i) the greater of (a) LIBOR (as defined in our Articles) and (b) 2.0%, plus (ii) 15.0%; provided however if such amount is greater than 18.0%, the dividend rate will be 18.0%.

Additional Shareholder Meetings.  We will call additional shareholder meetings and recommend approval of this Proposal 5 at each meeting to the shareholders every six months, if necessary, thereafter until such approval is obtained pursuant to the provisions of the Investment Agreements.  United will bear the costs of soliciting the approval of our shareholders in connection with these meetings.

Restriction on Payment of Dividends.  For as long as the Series G Preferred Stock remains outstanding, if dividends payable on all outstanding shares of the Series G Preferred Stock have not been declared and paid, or declared and funds set aside therefor, we will not be permitted to declare or pay dividends with respect to, or redeem, purchase, or acquire any of our junior securities, or redeem, purchase or acquire any parity securities, subject to limited exceptions.

Liquidation Preference.  For as long as the Series G Preferred Stock remains outstanding, it will retain a senior liquidation preference over shares of our Common Stock in connection with any liquidation of United and, accordingly, no payments will be made to holders of our Common Stock upon any liquidation of United unless the full liquidation preference on the Series G Preferred Stock is paid.

Vote Required

The affirmative vote of a majority of the votes cast by the holders of the shares entitled to vote at a meeting at which a quorum is present is required to approve the proposal.  Accordingly, any abstention or broker non-vote will not count as a vote against the proposal.

Recommendation

The Board of Directors unanimously recommends a vote “FOR” Proposal 5.

PROPOSAL 6 – APPROVAL OF THE AMENDMENT TO UNITED’S RESTATED ARTICLES OF INCORPORATION TO EFFECT A 1-FOR-5 REVERSE STOCK SPLIT OF UNITED’S COMMON STOCK AND NON-VOTING COMMON STOCK.

General

United’s Board of Directors has approved an amendment to United’s Articles to effect the Reverse Stock Split, subject to approval of the amendment by shareholders, and is hereby soliciting shareholder approval for the amendment.  If approved by United’s shareholders, the Reverse Stock Split would permit (but not require) the Board of Directors to effect a reverse stock split of the Common Stock at any time prior to December 1, 2011, by a 1-for-5 ratio.  As a result of the Reverse Stock Split, each 5 shares of Common Stock and, if authorized under Proposal 3, Non-Voting Common Stock, will be combined into one share of Common Stock or Non-Voting Common Stock, as applicable, and the number of shares of Common Stock and Non-Voting Common Stock issued and outstanding will therefore be reduced.

To effect the Reverse Stock Split, United will also reduce the number of authorized shares of Common Stock from the 500,000,000 shares being proposed in Proposal 2 and the number of authorized shares of Non-Voting Common Stock from the 150,000,000 shares being proposed in Proposal 3.  Accordingly, we are proposing to adopt an amendment to the Articles to reduce the total number of authorized shares of Common Stock from 500,000,000 to 100,000,000 and the authorized shares of Non-Voting Common Stock from 150,000,000 to 30,000,000.  If for any reason the Board of Directors determines not to implement the Reverse Stock Split, it would also not implement the amendment to the Articles to reduce proportionately the number of authorized shares.

To avoid the existence of fractional shares of our Common Stock or Non-Voting Common Stock, shareholders of record who would otherwise hold fractional shares of our Common Stock or Non-Voting Common Stock as a result of the Reverse Stock Split will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) in lieu of such fractional shares from United’s transfer agent.  The total amount of cash that will be paid to holders of fractional shares following the Reverse Stock Split will be an amount equal to the net proceeds attributable to the sale of such fractional shares following the aggregation and sale by our transfer agent of all fractional interests otherwise issuable.  Holders of fractional interests as a result of the Reverse Stock Split will be paid such proceeds on a pro rata basis, according to the fractional interests that they owned.

The Reverse Stock Split, if approved by United’s shareholders, would become effective upon the filing of Articles of Amendment to the Articles with the Secretary of State of the State of Georgia.  The exact timing of the filing of the Articles of Amendment that will effect the Reverse Stock Split will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to United and the shareholders.  If the increase in United’s authorized shares of Common Stock discussed above in Proposal 2 and the authorization of the Non-Voting Common Stock discussed above in Proposal 3 are approved by shareholders, we will file the Articles of Amendment effecting such actions prior to filing Articles of Amendment effecting the Reverse Stock Split (and the related decrease in authorized shares).

The following table summarizes the shares of Common Stock outstanding and reserved for general issuance upon the exercise of all outstanding warrants and options, the vesting of restricted stock and restricted stock units and the issuance of shares under our deferred compensation plan.  In addition, the table shows the shares reserved for the Private Placement relating to 103,090,506 shares of Common Stock that must be reserved to allow for the conversion of Series F Preferred Stock upon the approval of Proposal 4 and 79,570,997 shares of Common Stock to allow for the conversion of Series G Preferred Stock upon the approval of Proposal 5.  The table then shows all such shares as adjusted for the approval of the Reverse Stock Split under this Proposal 6.

Common Stock – Shares	March 31, 2011	If Proposal 2 Approved	If Proposals 2 and 6 Approved

Outstanding	104,515,553	104,515,553	20,903,110
Generally reserved for issuance	38,558,008	38,558,008	7,711,602
Reserved for Private Placement		182,661,503	36,532,300
Reserved for contingent Indemnity Shares		48,000,000	9,600,000
Potential outstanding	143,073,561	373,735,064	74,747,012
Available for future issuance	56,926,439	126,264,936	25,252,988
Total authorized	200,000,000	500,000,000	100,000,000

Shares available for issuance as a percentage of potential shares outstanding	40%	34%	34%

Purpose of Reverse Stock Split

The Board of Directors is submitting the Reverse Stock Split to shareholders for approval with the primary intent of increasing the market price of the Common Stock to make it more attractive to a broader range of investors. We believe that the Reverse Stock Split will make the Common Stock more attractive as the current market price of the Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  For these reasons, we believe that the Reverse Stock Split may make the Common Stock a more attractive investment for certain investors, which we in turn believe may enhance the liquidity of the holders of the Common Stock.

It should be noted, however, that although the Reverse Stock Split is being proposed for the purpose of increasing the market price of United’s Common Stock, there can be no assurance that such price increase can be achieved or maintained.  A number of factors will influence the future trading price of the Common Stock, many of which are not within United’s control.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, including that the market price of the Common Stock will increase following the Reverse Stock Split (either at all or in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split), or that the market price of the Common Stock will not decrease in the future.  Accordingly, the total market capitalization of the Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares of Common Stock held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split.  Shareholders who hold shares of Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees. We do not expect any Non-Voting Common Stock to be held in street name prior to the Reverse Stock Split being consummated.

Registered “Book-Entry” Holders of Common Stock

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent.  These shareholders do not have stock certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.  Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive shares of post-Reverse Stock Split Common Stock. We do not expect any Non-Voting Common Stock to be held in book-entry form through the transfer agent prior to the Reverse Stock Split being consummated.

Holders of Certificated Shares

Shareholders holding shares of Common Stock and Non-Voting Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the Reverse Stock Split is consummated. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of Common Stock or Non-Voting Common Stock (the “Old Shares”) to the transfer agent in exchange for a book-entry with United’s transfer agent representing the appropriate number of shares of post-Reverse Stock Split Common Stock or Non-Voting Common Stock (the “New Shares”).  No New Shares will be issued to a shareholder until such shareholder has surrendered all Old Shares, together with a properly completed and executed letter of transmittal, to the transfer agent.  No shareholder will be required to pay a transfer or other fee to exchange Old Shares.  Shareholders will then receive confirmation from the transfer agent that a book-entry has been made for the New Shares, representing the number of shares of Common Stock or Non-Voting Common Stock to which such shareholder is entitled as a result of the Reverse Stock Split.  Until surrendered, we will deem outstanding Old Shares held by shareholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split Common Stock or Non-Voting Common Stock to which these shareholders are entitled.  Any Old Shares submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Shares.  If Old Shares contain a restrictive legend on the back, the New Shares will be restricted.  Upon request to the transfer agent, shareholders may elect for the transfer agent to deliver physical stock certificates representing the New Shares in lieu of the book-entry described above.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not intend to issue fractional shares of the Common Stock or Non-Voting Common Stock in connection with the Reverse Stock Split.  Instead, shareholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will receive a cash payment in lieu of any fractional interests as a result of the Reverse Stock Split.  The total amount of cash that will be paid to holders of fractional shares following the Reverse Stock Split will be an amount equal to the net proceeds attributable to the sale of such fractional shares following the aggregation and sale by our  transfer agent of all fractional interests otherwise issuable.  Specifically, the transfer agent will act on account of the holders of those entitled to receive fractional shares and will accumulate such fractional shares, sell the shares, and distribute the cash proceeds directly to the shareholders entitled to receive the fractional shares.

Accounting Matters

The proposed amendments to the Articles will not affect the par value of the Common Stock and Non-Voting Common Stock per share, which will each continue to have $1.00 par value per share.  As a result, the stated capital attributable to Common Stock and Non-Voting Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock and Non-Voting Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of the Common Stock and Non-Voting Common Stock.

This summary addresses the tax consequences only to a beneficial owner of the Common Stock and Non-Voting Common Stock.  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold the Common Stock or Non-Voting Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold the Common Stock or Non-Voting Common Stock as “capital assets” (generally, property held for investment).

This summary is based on the provisions of the Code, Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

CIRCULAR 230 NOTICE

ANY FEDERAL TAX ADVICE CONTAINED IN THIS MEMORANDUM, ANY SUPPLEMENTS THERETO, OR IN ANY ATTACHMENTS TO SUCH MEMORANDUM OR SUPPLEMENTS IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING ANY PENALTY THAT MAY BE IMPOSED UNDER THE CODE. PLEASE BE ADVISED THAT THIS ADVICE WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN BY THE WRITTEN ADVICE, AND THE TAXPAYER SHOULD SEEK ADVICE FROM AN INDEPENDENT TAX ADVISOR BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of the Common Stock or Non-Voting Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold the Common Stock or Non-Voting Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Tax Consequences of the Reverse Stock Split Generally

It is expected that the Reverse Stock Split will be treated as a recapitalization for U.S. federal income tax purposes. Accordingly, except as provided in the following paragraph, (i) no gain or loss is expected to be recognized upon the Reverse Stock Split, (ii) the aggregate tax basis in the Common Stock and Non-Voting Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis in the Common Stock and Non-Voting Common Stock surrendered, and (iii) the holding period for the Common Stock and Non-Voting Common Stock received should include the holding period for the Common Stock and Non-Voting Common Stock surrendered.

Cash received by a beneficial owner of Common Stock or Non-Voting Common Stock in lieu of fractional shares generally will be treated as if the beneficial owner received the fractional shares in the Reverse Stock Split and then received the cash in redemption of the fractional shares.  The beneficial owner generally should recognize capital gain or loss equal to the difference between the amount of the cash received in lieu of fractional shares and the portion of the beneficial owner’s tax basis allocable to the fractional shares.

Dissenters’ Rights

Under Georgia law, shareholders are not entitled to dissenters’ rights with respect to the Reverse Stock Split.

Effect of Proposal

If the Reverse Stock Split proposal is approved, there will be no impact on shareholders until United’s Board of Directors determines to implement the Reverse Stock Split.  The Reverse Stock Split, once implemented, would affect all of United’s shareholders and would not affect any shareholder’s percentage ownership interests or proportionate voting power, except as described below under “Fractional Shares”.  The principal effects of the Reverse Stock Split would be that:

●	5 shares of Common Stock and Non-Voting Common Stock would be reclassified and combined into 1 share of Common Stock and Non-Voting Common Stock, respectively;

●	the total number of authorized shares of Common Stock would be decreased from 500,000,000 to 100,000,000;

●	the total number of authorized shares of Non-Voting Common Stock would be decreased from 150,000,000 to 30,000,000;

●	the total number of outstanding shares of Common Stock and Non-Voting Common Stock would be decreased based on the 1-for-5 Reverse Stock Split ratio, respectively;

●
based on the 1-for-5 Reverse Stock Split ratio, the per share exercise price of all outstanding option and other stock awards would be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all such awards and the number of vested and unvested shares subject to outstanding option and other stock awards would be reduced proportionately; and

●
based on the 1-for-5 Reverse Stock Split ratio, the conversion price of all other outstanding securities that are exercisable or exchangeable for or convertible into shares of Common Stock would be increased proportionately and the number of shares of Common Stock issuable upon such exercise, exchange or conversion would be reduced proportionately.

Although the number of outstanding shares of Common Stock would decrease following the proposed Reverse Stock Split, we do not intend for the Reverse Stock Split to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

The Reverse Stock Split would not affect the par value, nor any of the terms, of the Common Stock or Non-Voting Common Stock.  After the Reverse Stock Split, all shares of Common Stock and Non-Voting Common Stock would have the same voting rights, and rights to dividends and other distributions (if any) by United.  At the effective time of the Reverse Stock Split, all shares of Common Stock and Non-Voting Common Stock other than fractional shares (the treatment of which is described below under “Fractional Shares”) would be reclassified and combined, automatically and without further action on the shareholders’ part, into the number of shares determined according to the 1-for-5 Reverse Stock Split ratio.

After the Reverse Stock Split is consummated, the Common Stock will have new Committee on Uniform Securities Identification Procedures (“CUSIP”) numbers, which is a number used to identify equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.  Because we do not plan to obtain a CUSIP for the Non-Voting Common Stock prior to the Reverse Stock Split, its CUSIP is unlikely to change.

After the Reverse Stock Split is consummated, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.  Bid and ask prices for the Common Stock will continue to be quoted on the Nasdaq Stock Market under the symbol “UCBI”, although Nasdaq will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the effective date to indicate that a Reverse Stock Split has occurred.  The Non-Voting Common Stock will not be listed on Nasdaq or any other trading market.

If this proposal is adopted, the Articles would be amended as set forth in Appendix C.  Although United intends to file the amendment with the Secretary of State of Georgia as promptly as possible after the amendment is approved by shareholders, the Board reserves the right to delay or abandon the amendment at its discretion.

Vote Required

The affirmative vote of holders of a majority of the shares of Common Stock outstanding on the record date is required to approve the amendment.  Accordingly, any abstention or broker non-vote will count as a vote against the proposal.

Recommendation

The Board of Directors unanimously recommends a vote “FOR” Proposal 6.

PROPOSAL 7 – APPROVAL OF ADVISORY RESOLUTION
SUPPORTING THE COMPENSATION PLAN FOR EXECUTIVE OFFICERS

General

The ARRA requires United to permit a non-binding advisory vote on the compensation of its Named Executive Officers, as described and presented in the  “Executive Compensation” section, including the “Compensation Discussion and Analysis” and the accompanying narrative disclosure, during the period in which any obligation arising from United’s participation in the CPP remains outstanding.

This proposal, commonly known as a “say-on-pay” proposal, gives United’s shareholders the opportunity to endorse or not endorse our executive compensation program and policies through an advisory vote on the following resolution:

“Resolved, that the shareholders approve the compensation of the Named Executive Officers, as described in the “Executive Compensation” section of the 2011 Proxy Statement, including the “Compensation Discussion and Analysis” and the accompanying narrative and tabular disclosures”.

Vote Required

    The affirmative vote of a majority of the votes cast by the holders of the shares entitled to vote at a meeting at which a quorum is present is required to approve the advisory “say on pay” resolution supporting the compensation plan for the executive officers. Accordingly, any abstention or broker non-vote will count as a vote against the proposal. Because your vote is advisory, it will not be binding upon the Board of Directors.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation.

Recommendation

The Board of Directors unanimously recommends a vote “FOR”  Proposal 7.

PROPOSAL 8 – RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANT

General

The Audit Committee of the Board of Directors has appointed Porter Keadle Moore, LLP, or “PKM”, to serve as United’s independent registered public accountant during the year ended December 31, 2011.  The Board of Directors will present at the Annual Meeting a proposal that such appointment be ratified.

Vote Required

Each proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder.  If no specification is made, the proxy will be voted for the proposal to ratify the appointment of PKM to act as the United’s independent registered public accountant for 2010.  Pursuant to the Georgia Business Corporation Code, the proposal to ratify the appointment of PKM is approved if a majority of the votes cast by the holders of the shares entitled to vote at a meeting at which a quorum is present are voted for the proposal.

Neither United’s Articles nor Bylaws require that the shareholders ratify the appointment of PKM as its independent auditors.  United is doing so because it believes it is a matter of good corporate practice.  Should the shareholders not ratify the selection, the Audit Committee of the Board of Directors will reconsider its determination to retain PKM, but may elect to continue the engagement.  Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time during the year if it determines that the change would be in the best interests of United and its shareholders.

Recommendation

The Board of Directors unanimously recommends a vote “FOR” the ratification of PKM.

OTHER MATTERS

Independent Registered Public Accountants

PKM was the principal independent registered public accountant for United during the year ended December 31, 2010.  Representatives of PKM are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.  United anticipates that PKM will be United’s accountants for the 2011 fiscal year.

During 2010 and 2009, United was billed the following amounts for services rendered by PKM:

Audit Fees.  In connection with the audit of United’s annual consolidated financial statements, including the audit of management’s assessment of internal controls over financial reporting, and review of its Form 10-K and the review of United’s interim consolidated financial statements included within Forms 10-Q, United was billed approximately $596,000 in 2010 and $583,000 in 2009 by PKM.  These figures include agreed upon fees for certain services that were unbilled at each respective year end in connection with the 2010 and 2009 annual audits.  In addition, United paid fees of $50,000 and $69,000, respectively, in 2010 and 2009 for services related to various registration statements.

Audit-Related Fees.  United was billed approximately $25,000 in 2010 and $23,000 in 2009 by PKM for the audit of the 401(k) Plan.

Tax Fees. There were no tax services provided in 2010 or 2009.

All Other Fees. There were no other services performed by PKM that were not related to the audit of United’s financial statements during 2010 and 2009.

The Audit Committee pre-approves all audit and non-audit services performed by PKM.  The Audit Committee specifically approves the annual audit services engagement and has generally approved the provision of certain audit-related services and tax services by PKM.  Certain non-audit services that are permitted under the federal securities laws may be approved from time to time by the Audit Committee.

Expenses of Solicitation

The cost of solicitation of proxies will be borne by United.  United may reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of shares of Common Stock.

Shareholder Proposals & Recommendations for Director Nominees

No proposals or recommendations for director nominations by non-management have been presented for consideration at the Annual Meeting.

United expects that its 2012 Annual Meeting will be held in May 2012. Any proposals or director recommendations by non-management shareholders intended for presentation at the 2012 Annual Meeting must be received by United at its principal executive offices, attention of the Secretary, no later than December 27, 2011 to be considered for inclusion in the proxy statement for that meeting.  United must be notified no later than March 27, 2012 of any other shareholder matter intended to be presented for action at the meeting.

Information Incorporated by Reference

The SEC allows us to “incorporate by reference” information we file with it, which means that we can disclose important information to you by referring you to other documents.  The information incorporated by reference is considered to be a part of this Proxy Statement, and information that we file later with the SEC will automatically update and supersede this information.  You should rely on the later information over different information included in this Proxy Statement.  We incorporate by reference the following documents:

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed with the SEC on March 16, 2011; and

●	our Current Reports on Form 8-K filed with the SEC on March 17, 2011 , March 31, 2011 and April 22, 2011

We incorporate by reference all future filings we make with the SEC under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the initial filing date of this Proxy Statement and prior to the date of the Annual Meeting, except to the extent that any information contained in such filings is deemed “furnished” rather than “filed” in accordance with SEC rules.

Documents incorporated by reference are available from United without charge.  You may obtain documents incorporated by reference in this Proxy Statement by requesting them in writing or by telephone from Lois Rich, Investor Relations, United Community Banks, Inc., at 125 Highway 515 East, Blairsville, Georgia 30512, telephone number (706) 781-2265.  United maintains a website at www.ucbi.com where the incorporated documents listed above can be accessed.  Neither our website nor the information on our website is included or incorporated in, or is a part of, this Proxy Statement.

General

The Board of Directors does not know of any other matters to be presented at the Annual Meeting.  If any additional matters are properly presented, the persons named in the proxy will have discretion to vote in accordance with their own judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS,

Jimmy C. Tallent
President and Chief Executive Officer

APPENDIX A

DESIGNATIONS, POWERS, PREFERENCES,
LIMITATIONS, RESTRICTIONS, AND RELATIVE RIGHTS
OF
 MANDATORILY CONVERTIBLE CUMULATIVE NON-VOTING PERPETUAL PREFERRED
STOCK, SERIES F
 OF
 UNITED COMMUNITY BANKS, INC.

First:  The name of the Corporation is United Community Banks, Inc., a corporation organized and existing under the laws of the State of Georgia (the “Corporation”).

Second:  The Restated Articles of Incorporation of the Corporation, as amended, authorize the issuance of 10,000,000 shares of preferred stock, par value $1.00 per share, of the Corporation (“Preferred Stock”) in one or more series, and authorizes the Board of Directors of the Corporation (the “Board of Directors”) to fix by resolution or resolutions the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of the shares of such series.

Third:  That the following resolution was duly adopted by the Board of Directors as required by O.C.G.A. § 14-2-602 and Article V of the Restated Articles of Incorporation at a meeting duly convened and held on March 14, 2011, at which a quorum was present and acting throughout.

Resolved, that pursuant to the provisions of the Restated Articles of Incorporation of the Corporation, as amended, and applicable law, a series of Preferred Stock, par value $1.00 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

RIGHTS AND PREFERENCES

Section 1.  Designation.  There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series F” (the “Series F Preferred Stock”).  The number of shares constituting such series shall be 195,872.  The par value of the Series F Preferred Stock shall be $1.00 per share, and the liquidation preference shall be $1,000 per share.

Section 2.  Ranking.  The Series F Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) on a parity with the Corporation’s Series A Non-Cumulative Preferred Stock, the Fixed Rate Cumulative Perpetual Preferred Stock, Series B, the Series C Fixed Rate Cumulative Perpetual Preferred Stock, the Cumulative Perpetual Preferred Stock, Series D, the Junior Participating Preferred Stock, Series E, the Series G Mandatorily Convertible Perpetual Preferred Stock (the “Series G Preferred Stock”) and with each other class or series of equity securities of the Corporation the terms of which do not expressly provide that such class or series will rank senior or junior to the Series F Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Parity Securities”), and (ii) senior to the Corporation’s common stock, par value $1.00 per share (the “Common Stock”), the Corporation’s non-voting common stock, par value $1.00 per share (the “Non-Voting Common Stock” and, together with the Common Stock, the “Company Common Stock”), and each other class or series of capital stock of the Corporation outstanding or established after the Effective Date by the Corporation the terms of which do not expressly provide that it ranks on a parity with or senior to the Series F Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Junior Securities”).  The Corporation has the power to authorize and/or issue additional shares or classes or series of Junior Securities without the consent of the Holders.

Section 3.  Definitions.  The following initially capitalized terms shall have the following meanings, whether used in the singular or the plural:

(a)           “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

(b)           “Applicable Conversion Price” means the Conversion Price in effect at any given time.

(c)           “Articles of Incorporation” means the Restated Articles of Incorporation of the Corporation, as amended.

(d)            “As-Converted Dividend” means, with respect to any Dividend Period, the product of (i) the pro forma per share semi-annual Common Stock dividend derived by (A) annualizing the last dividend declared during such Dividend Period on the Common Stock and (B) dividing such annualized dividend by two and (ii) the number of shares of Common Stock into which a share of Series F Preferred Stock would then be convertible (assuming receipt of the Stockholder Approval); provided, however, that for any Dividend Period with respect to which no dividend on the Common Stock has been declared, the As-Converted Dividend shall be $0.00.

(e)            “BHC Act” means the Bank Holding Company Act of 1956, as amended.

(f)           “BHC Affiliated Person” means, with respect to any Person, its Affiliates which for purposes of this definition include all “affiliates” as defined in the BHC Act or Regulation Y of the Board of Governors of the Federal Reserve.

(g)           “Business Day” means any day that is not Saturday or Sunday and that, in New York City, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

(h)           “Certificate of Designations” means the Articles of Amendment to the Articles of Incorporation, dated March 29, 2011.

(i)           “CIBC Act” means the Change in Bank Control Act of 1978, as amended.

(j)            “Closing Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on The NASDAQ Global Select Market on such date.  If the Common Stock (or other relevant capital stock or equity interest) is not traded on The NASDAQ Global Select Market on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.

For purposes of this Certificate of Designation, all references herein to the “Closing Price” and “last reported sale price” of the Common Stock (or other relevant capital stock or equity interest) on The NASDAQ Global Select Market shall be such closing sale price and last reported sale price as reflected on the website of The NASDAQ Global Select Market (http://www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of The NASDAQ Global Select Market and as reported by Bloomberg Professional Service, the closing sale price and last reported sale price on the website of The NASDAQ Global Select Market shall govern.

(k)           “Common Stock” has the meaning set forth in Section 2.

(l)           “Company Common Stock” has the meaning set forth in Section 2.

(m)            “Conversion Price” means $1.90, subject to adjustment as set forth herein.

(n)           “Current Market Price” means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the five consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

(o)           “Distributed Property” has the meaning set forth in Section 10(a)(iv).

(p)           “Dividend” has the meaning set forth in Section 4(b).

(q)            “Dividend Payment Date” has the meaning set forth in Section 4(b).

(r)           “Dividend Period” has the meaning set forth in Section 4(c).

(s)           “Dividend Rate” means, with respect to any Dividend Period, the sum of (a) the greater of (i) LIBOR and (ii) 2.0% plus (b) 15.0%; provided however if such amount is greater than 18.0%, the Dividend Rate shall be 18.0%.

(t)           “Effective Date” means the date on which shares of the Series F Preferred Stock are first issued.

(u)           “Exchange Property” has the meaning set forth in Section 11(a).

(v)           “Ex-Date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

(w)           “Holder” means the Person in whose name the shares of the Series F Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of the shares of Series F Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.

(x)           “Junior Securities” has the meaning set forth in Section 2.

(y)           “LIBOR” means, with respect to any Dividend Period, the rate for deposits in U.S. dollars for a three-month period that appears on Bloomberg Screen US0003M Index <GO> page (or other applicable page) as of 11:00 a.m. (London time) on the second London Banking Day preceding the first day of that Dividend Period.  If the rate described above does not appear on such Bloomberg Screen page, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars for a three-month period and in a principal amount of not less than $1,000,000 are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Corporation, at approximately 11:00 a.m., London time on the second London Banking Day preceding the first day of that Dividend Period.  The Corporation will request the principal London office of each of such banks to provide a quotation of its rate.  If at least two such quotations are provided, LIBOR with respect to that Dividend Period will be the arithmetic mean (rounded upward if necessary to the nearest .00001 of 1%) of such quotations.  If fewer than two quotations are provided, LIBOR with respect to that Dividend Period will be the arithmetic mean (rounded upward if necessary to the nearest .00001 of 1%) of the rates quoted by three major banks in New York, New York, selected by the Corporation, at approximately 11:00 a.m., New York City time, on the first day of that Dividend Period for loans in U.S. dollars to leading European banks for a three-month period and in a principal amount of not less than $1,000,000.  However, if the banks selected by the Corporation to provide quotations are not quoting as described above, LIBOR for that Dividend Period will be the same as LIBOR as determined for the previous Dividend Period, or in the case of the first Dividend Period, the most recent rate that could have been determined in accordance with the first sentence of this paragraph had the Series F Preferred Stock been outstanding.  The establishment of LIBOR will be final and binding in the absence of manifest error.

(z)           “Liquidation Preference” means, as to the Series F Preferred Stock, $1,000 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series F Preferred Stock).

(aa)         “London Banking Day” means any day on which commercial banks are open for general business (including dealings in deposits in U.S. dollars) in London.

(bb)         “Mandatory Conversion Date” means, with respect to the shares of Series F Preferred Stock of any Holder, the second Business Day after which the Corporation has received the Stockholder Approvals (or if a Reorganization Event has theretofore been consummated, the date of consummation of such Reorganization Event) necessary to permit such Holder to convert such shares of Series F Preferred Stock into authorized Common Stock without such conversion resulting in a Violation, provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution, and provided, further, that if a Mandatory Conversion Date would otherwise occur but such Holder has not received all accrued and unpaid dividends, whether or not declared with respect to any Dividend Period completed prior to such Mandatory Conversion Date, such Mandatory Conversion Date shall instead occur on the first calendar day after such Holder has received all such accrued and unpaid dividends.

(cc)         “Non-Voting Common Stock” has the meaning set forth in Section 2.

(dd)         “Notice of Mandatory Conversion” has the meaning set forth in Section 9(a).

(ee)         “Parity Securities” has the meaning set forth in Section 2.

(ff)          “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(gg)         “Record Date” has the meaning set forth in Section 4(d).

(hh)         “Reorganization Event” has the meaning set forth in Section 11(a).

(ii)           “Series F Preferred Stock” has the meaning set forth in Section 1.

(jj)           “Series G Preferred Stock” has the meaning set forth in Section 2.

(kk)         “Stockholder Approvals” means all stockholder approvals necessary to (i) approve the conversion of the Series F Preferred Stock into Common Stock for purposes of Rule 5635 of the Nasdaq Stock Market Rules and (ii) amend the Articles of Incorporation to (A) authorize a number of shares of Non-Voting Common Stock sufficient to permit the full conversion of the Series G Preferred Stock into Non-Voting Common Stock and the issuance of certain additional shares of Non-Voting Common Stock and (B) increase the number of authorized shares of Common Stock to at least such number as shall be sufficient to permit the full conversion of the Series F Preferred Stock and the Non-Voting Common Stock.

(ll)           “Trading Day” means a day on which the shares of Common Stock:

(i)           are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

(ii)           have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

(mm)         “Violation” means a violation of the stockholder approval requirements of Rule 5635 of the Nasdaq Stock Market Rules.

(nn)         “Voting Securities” has the meaning set forth in the BHC Act and any rules or regulations promulgated thereunder.

Section 4.  Dividends.  (a)  From and after the Effective Date, the Holders shall be entitled to receive, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of funds legally available therefor, cumulative dividends of the type and in the amounts determined as set forth in this Section 4, and no more.

(b)          Commencing on the Effective Date, dividends shall accrue and shall be payable semi-annually in arrears on March 30th and September 30th of each year (each, a “Dividend Payment Date”) or, if any such day is not a Business Day, the next Business Day.  Dividends payable pursuant to this Section 4, if, when and as declared by the Board of Directors or a duly authorized committee of the Board of Directors, will be, for each outstanding share of Series F Preferred Stock, payable in cash at an annual rate equal to the Dividend Rate multiplied by the sum of (i) the Liquidation Preference plus (ii) all accrued and unpaid dividends for any prior Dividend Period that are payable on such share of Series F Preferred Stock, payable in cash (such dividend, the “Dividend”); provided that, in the event that the As-Converted Dividend for such Dividend Period is greater than the Dividend, each outstanding share of Series F Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, the As-Converted Dividend rather than the Dividend.

(c)          Dividends payable pursuant to Section 4 will be computed on the basis of a 360-day year of twelve 30-day months and, for any Dividend Period greater or less than a full Dividend Period, will be computed on the basis of the actual number of days elapsed in the period divided by 360.  The period from the Effective Date to but excluding September 30, 2011 and each period from and including a Dividend Payment Date to but excluding the following Dividend Payment Date is herein referred to as a “Dividend Period”.

(d)          Each dividend will be payable to Holders of record as they appear in the records of the Corporation on the applicable record date (each, a “Record Date”), which with respect to dividends payable pursuant to this Section 4, shall be on the fifteenth day of the month immediately prior to the month in which the relevant Dividend Payment Date occurs.

(e)          Dividends on the Series F Preferred Stock are cumulative.  Such dividends shall begin to accrue and be cumulative from the Effective Date (in the case of the shares of Series F Preferred Stock issued on the Effective Date), shall compound at the relevant rate on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on another dividend unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable semi-annually in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date.

(f)           So long as any shares of Series F Preferred Stock remain outstanding, if all dividends payable pursuant to Section 4 on all outstanding shares of the Series F Preferred Stock for any Dividend Period have not been declared and paid, or declared and funds set aside therefor, the Corporation shall not, directly or indirectly, (x) declare or pay dividends with respect to, or make any distributions on, or, directly or indirectly, redeem, purchase or acquire any of its Junior Securities or (y) directly or indirectly, redeem, purchase or acquire any of its Parity Securities, other than, in each case, (i) redemptions, purchases or other acquisitions of Junior Securities or Parity Securities in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment plan, (ii) any declaration of a dividend in connection with any stockholders’ rights plan, or the issuance of rights, stock or other property under any stockholders’ rights plan, or the redemption or repurchase of rights pursuant thereto, (iii) conversions or exchanges of Junior Securities or Parity Securities for Junior Securities or Parity Securities, respectively, and (iv) any purchase of fractional interests in shares of the Corporation’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the securities being converted or exchanged.  If dividends payable pursuant to Section 4 for any Dividend Payment Date are not paid in full, or declared and funds set aside therefor on the shares of the Series F Preferred Stock and there are issued and outstanding shares of Parity Securities with the same Dividend Payment Date (or, in the case of Parity Securities having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period applicable to such Dividend Payment Date), then all dividends declared on shares of the Series F Preferred Stock and such Parity Securities on such date or dates, as the case may be, shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as full semi-annual dividends per share payable on the shares of the Series F Preferred Stock pursuant to Section 4 and all such Parity Securities otherwise payable on such Dividend Payment Date (or, in the case of Parity Securities having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period applicable to such Dividend Payment Date) (subject to such dividends on such Parity Securities having been declared by the Board of Directors out of legally available funds and including, in the case of any such Parity Securities that bear cumulative dividends, all accrued but unpaid dividends) bear to each other.  However, the foregoing provisions shall not restrict the ability of any Affiliate of the Corporation to engage in any market making transactions in Junior Securities in the ordinary course of business.

(g)           If the Mandatory Conversion Date with respect to any share of Series F Preferred Stock is prior to the Dividend Payment Date applicable to any Dividend Period, the Holder of such share of Series F Preferred Stock will not have the right to receive any dividends on the Series F Preferred Stock with respect to such Dividend Period, provided that this provision shall not affect any rights to receive any accrued but unpaid dividends on the Series F Preferred Stock attributable to any Dividend Period completed prior to the Mandatory Conversion Date.

(h)           The Corporation, in satisfaction of its obligation to issue preferred stock under any provision of this Certificate of Designations to any Holder, may, in order to minimize the number of its authorized and unissued shares of preferred stock used for such purpose, issue depositary shares for such preferred stock, with such depositary shares and underlying preferred stock being in such denominations as the Corporation and such Holder shall mutually agree.

Section 5.  Liquidation.  (a)  In the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions in an amount equal to the greater of (i) the Liquidation Preference per share of Series F Preferred Stock plus an amount equal to any accrued but unpaid dividends, whether or not declared, thereon to and including the date of such liquidation and (ii) the payment or distribution to which such Holders would have been entitled if the Series F Preferred Stock were converted into Common Stock (assuming receipt of the Stockholder Approvals) immediately before such liquidation, dissolution or winding-up, out of assets legally available for distribution to the Corporation’s stockholders, before any distribution of assets is made to the holders of the Company Common Stock or any other Junior Securities.  After payment of the full amount of such liquidation distribution, the Holders shall not be entitled to any further participation in any distribution of assets by the Corporation.

(b)           In the event the assets of the Corporation available for distribution to stockholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series F Preferred Stock and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c)           The Corporation’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business will not constitute its liquidation, dissolution or winding up.

Section 6.  Maturity.  The Series F Preferred Stock shall be perpetual unless converted in accordance with this Certificate of Designations.

Section 7.  Redemptions.

(a)           Optional Redemption.  The Series F Preferred Stock may not be redeemed by the Corporation prior to December 31, 2015.  After December 31, 2015, the Corporation, at its option, may redeem in whole at any time the shares of Series F Preferred Stock at the time outstanding, upon notice given as provided in Section 7(c) below, at a redemption price per share payable in cash equal to the greater of (i) 150.0% of the sum of (A) the Liquidation Preference, plus (B) all accrued and unpaid dividends, whether or not declared, up to, but excluding, the date fixed for redemption and (ii) 125.0% of (A) the number of shares of Common Stock into which a share of Series F Preferred Stock would be convertible on the Trading Day immediately prior to the date fixed for redemption (assuming receipt of Stockholder Approvals) multiplied by (B) the Closing Price of Common Stock on such Trading Day.  The redemption price for any shares of Series F Preferred Stock shall be payable on the redemption date to the Holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent.  Any declared but unpaid dividends payable on a redemption date that occurs subsequent to a Record Date for a  Dividend Period shall not be paid to the Holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Record Date.

(b)           No Sinking Fund.  The Series F Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions.  Holders of Series F Preferred Stock will have no right to require redemption of any shares of Series F Preferred Stock.

(c)           Notice of Redemption.  Notice of every redemption of shares of Series F Preferred Stock shall be given by first class mail, postage prepaid, addressed to the Holders of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation.  Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption; provided, however, that failure to give such notice by mail, or any defect in such notice or in the mailing thereof, to any Holder of shares of Series F Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series F Preferred Stock to be so redeemed except as to the Holder to whom the Corporation has failed to give such notice or except as to the Holder to whom notice was defective.  Notwithstanding the foregoing, if the Series F Preferred Stock or any depositary shares representing interests in the Series F Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the Holders of Series F Preferred Stock at such time and in any manner permitted by such facility.  Each such notice given to a Holder shall state:  (1) the redemption date; (2) the number of shares of Series F Preferred Stock to be redeemed; (3) the redemption price (or manner of determination of the redemption price); and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(d)           Effectiveness of Redemption.  If notice of redemption has been duly given as provided in Section 7(c) and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the Holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date unless the Corporation defaults in the payment of the redemption price, in which case such rights shall continue until the redemption price is paid, dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the Holders thereof to receive the amount payable on such redemption, without interest.  Any funds unclaimed at the end of two years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the Holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.  Shares of outstanding Series F Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation, or converted into another series of Preferred Stock, shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series.

Section 8.  Mandatory Conversion.  Effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series F Preferred Stock of a Holder, all such Holder’s shares of Series F Preferred Stock shall automatically convert into shares of Common Stock as set forth below.  The number of shares of Common Stock into which a share of Series F Preferred Stock shall be convertible shall be determined by dividing (i) the Liquidation Preference by (ii) the Applicable Conversion Price (subject to the conversion procedures of Section 9 hereof); provided, that the Series F Preferred Stock shall not convert into Common Stock unless and until all accrued and unpaid dividends, whether or not declared, with respect to any Dividend Period completed prior to the Mandatory Conversion Date (but not with respect to the Dividend Period in which the Mandatory Conversion Date occurs) have been paid in cash to the Holders.  Upon conversion, Holders shall receive cash in lieu of fractional shares in accordance with Section 13 hereof.

Section 9.  Conversion Procedures.

(a)           At least one Business Day prior to the Mandatory Conversion Date with respect to shares of any Holder, the Corporation shall provide notice of such conversion to such Holder (such notice a “Notice of Mandatory Conversion”).  In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion with respect to such Holder shall state, as appropriate:

(i)            the Mandatory Conversion Date;

(ii)           the Applicable Conversion Price;

(iii)          the number of shares of Common Stock to be issued upon conversion of each share of Series F Preferred Stock held of record by such Holder and subject to such mandatory conversion;

(iv)          if certificates are to be issued, the place or places where certificates for shares of Series F Preferred Stock held of record by such Holder are to be surrendered for issuance of certificates representing shares of Common Stock; and

(v)           the amount of accrued and unpaid dividends  to be paid in cash on each share of Series F Preferred Stock held of record by such Holder prior to such mandatory conversion.

(b)           Effective immediately prior to the close of business on the Mandatory Conversion Date with respect to any shares of Series F Preferred Stock dividends shall no longer be declared on any such shares of Series F Preferred Stock and such shares of Series F Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holder to receive (i) shares of Common Stock issuable upon such mandatory conversion, (ii) any declared and unpaid dividends on such share to the extent provided in Section 4(g) and (iii) any other payments to which such Holder is otherwise entitled pursuant to Section 5, Section 7, Section 8, Section 11 or Section 13 hereof, as applicable.

(c)           No allowance or adjustment, except pursuant to Section 4 or Section 10, shall be made in respect of dividends payable to holders of the Common Stock of record as of any date prior to the close of business on the Mandatory Conversion Date with respect to any share of Series F Preferred Stock.  Prior to the close of business on the Mandatory Conversion Date with respect to any share of Series F Preferred Stock, shares of Common Stock issuable upon conversion thereof, or other securities issuable upon conversion of, such share of Series F Preferred Stock shall not be deemed outstanding for any purpose, and the Holder thereof shall have no rights with respect to the Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding such share of Series F Preferred Stock.

(d)           Shares of Series F Preferred Stock duly converted in accordance with this Certificate of Designations, or otherwise reacquired by the Corporation, will resume the status of authorized and unissued preferred stock, undesignated as to series and available for future issuance.  The Corporation may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of shares of Series F Preferred Stock; provided, however, that the Corporation shall not take any such action if such action would reduce the authorized number of shares of Series F Preferred Stock below the number of shares of Series F Preferred Stock then outstanding.

(e)           The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Series F Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the close of business on the Mandatory Conversion Date with respect thereto.  In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series F Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation.

(f)           On the Mandatory Conversion Date with respect to any share of Series F Preferred Stock, certificates representing shares of Common Stock shall be issued and delivered to the Holder thereof or such Holder’s designee (or, at the Corporation’s option such shares shall be registered in book-entry form) upon presentation and surrender of the certificate evidencing the Series F Preferred Stock to the Corporation and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.

Section 10.  Anti-Dilution Adjustments.

(a)           The Conversion Price shall be subject to the following adjustments:

(i)           Stock Dividends and Distributions.  If the Corporation pays dividends or other distributions on the Company Common Stock in shares of Company Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

OS0
OS1

Where,

OS0 =	the number of shares of Company Common Stock outstanding immediately prior to Ex-Date for such dividend or distribution.

OS1 =
the sum of the number of shares of Company Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Company Common Stock constituting such dividend or distribution.

For the purposes of this clause (i), the number of shares of Company Common Stock at the time outstanding shall not include shares acquired by the Corporation.  If any dividend or distribution described in this clause (i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series F Preferred Stock).

(ii)           Subdivisions, Splits and Combination of the Company Common Stock.  If the Corporation subdivides, splits or combines the shares of Company Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

OS0
OS1

Where,

OS0 =	the number of shares of Company Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.

OS1 =	the number of shares of Company Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

For the purposes of this clause (ii), the number of shares of Company Common Stock at the time outstanding shall not include shares acquired by the Corporation.  If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Company Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Company Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced (but giving effect to any intervening adjustments that may have been made with respect to the Series F Preferred Stock).

(iii)           Issuance of Stock Purchase Rights.  If the Corporation issues to all or substantially all holders of the shares of Company Common Stock rights or warrants (other than rights or warrants issued pursuant to a stockholders’ rights plan, a dividend reinvestment plan or share purchase plan or other similar plans, including that certain Tax Benefits Preservation Plan, dated February 22, 2011, as amended, between the Corporation and Illinois Stock Transfer Company) entitling them to subscribe for or purchase the shares of Company Common Stock at less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

OS0 + Y
OS0 + X

Where,

OS0 =	the number of shares of Company Common Stock outstanding immediately prior to the Ex-Date for such distribution.

X =	the total number of shares of Company Common Stock issuable pursuant to such rights or warrants.

Y =
the number of shares of Company Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants.

For the purposes of this clause (iii), the number of shares of Company Common Stock at the time outstanding shall not include shares acquired by the Corporation.  The Corporation shall not issue any such rights or warrants in respect of shares of the Company Common Stock acquired by the Corporation.  In the event that such rights or warrants described in this clause (iii) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights or warrants, to the Conversion Price that would then be in effect if such issuance had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series F Preferred Stock).  To the extent that such rights or warrants are not exercised prior to their expiration or shares of Company Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Price shall be readjusted to such Conversion Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Company Common Stock actually delivered (but giving effect to any intervening adjustments that may have been made with respect to the Series F Preferred Stock).  In determining the aggregate offering price payable for such shares of Company Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined in a reasonable manner by the Board of Directors).

(iv)           Debt or Asset Distributions.  If the Corporation distributes to all or substantially all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (i) above, any rights or warrants referred to in clause (iii) above, any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its applicable subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below) (such evidences of indebtedness, shares of capital stock, securities, cash or other assets, the “Distributed Property”), then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 – FMV
SP0

Where,

SP0 =	the Current Market Price per share of Common Stock on such date.

FMV =	the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined in good faith by the Board of Directors.

In a “spin-off”, where the Corporation makes a distribution to all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Price will be adjusted on the fifteenth Trading Day after the effective date of the distribution by multiplying such Conversion Price in effect immediately prior to such fifteenth Trading Day by the following fraction:

MP0
MP0+ MPs

Where,

MP0 =	the average of the Closing Prices of the Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution.

MPs =
the average of the Closing Prices of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution, or, if not traded on a national or regional securities exchange or over-the-counter market, the fair market value of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors.

In the event that such distribution described in this clause (iv) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series F Preferred Stock).

(v)           Cash Distributions.  If the Corporation makes a distribution consisting exclusively of cash to all holders of the Common Stock, excluding (a) any cash dividend on the Common Stock to the extent a corresponding cash dividend pursuant to Section 4 is paid on the Series F Preferred Stock, (b) any cash that is distributed in a Reorganization Event or as part of a “spin-off” referred to in clause (iv) above, (c) any dividend or distribution in connection with the Corporation’s liquidation, dissolution or winding up, and (d) any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, then in each event, the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 – DIV
SP0

Where,

SP0 =	the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.

DIV =	the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this paragraph (v).

In the event that any distribution described in this clause (v) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such distribution, to the Conversion Price which would then be in effect if such distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series F Preferred Stock).

(vi)           Self Tender Offers and Exchange Offers.  If the Corporation or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

OS0 x SP0
AC + (SP0 x OS1)

Where,

SP0 =	the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer.

OS0 =	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.

OS1=
the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer, giving effect to consummation of the acquisition of all shares validly tendered or exchanged (and not withdrawn) in connection with such tender or exchange.

AC =	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

In the event that the Corporation, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Corporation, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made (but giving effect to any intervening adjustments that may have been made with respect to the Series F Preferred Stock).  Except as set forth in the preceding sentence, if the application of this clause (vi) to any tender offer or exchange offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer or exchange offer under this clause (vi).

(vii)           Rights Plans.  To the extent that the Corporation has a rights plan in effect with respect to the Common Stock on the Mandatory Conversion Date, upon conversion of any shares of the Series F Preferred Stock, Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to the Mandatory Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the Corporation had made a distribution to all holders of the Common Stock as described in clause (iii) above, subject to readjustment in the event of the expiration, termination or redemption of such rights (but giving effect to any intervening adjustments that may have been made with respect to the Series F Preferred Stock).

(b)           The Corporation may make such decreases in the Conversion Price, in addition to any other decreases required by this Section 10, if the Board of Directors deems it advisable, to avoid or diminish any income tax to holders of the Company Common Stock resulting from any dividend or distribution of shares of Company Common Stock (or issuance of rights or warrants to acquire shares of Company Common Stock) or from any event treated as such for income tax purposes or for any other reason.

(c)           (i) All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent.  No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the Mandatory Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(ii)           No adjustment to the Conversion Price shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series F Preferred Stock (including without limitation pursuant to Section 4 hereof), without having to convert the Series F Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series F Preferred Stock may then be converted.

(iii)           The Applicable Conversion Price shall not be adjusted:

(A)           upon the issuance of any shares of Company Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in shares of Company Common Stock under any such plan;

(B)           upon the issuance of any shares of Company Common Stock or rights or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Corporation or any of its subsidiaries;

(C)           upon the issuance of any shares of Company Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series F Preferred Stock were first issued and not substantially amended thereafter;

(D)           for a change in the par value or no par value of Company Common Stock; or

(E)           for accrued and unpaid dividends on the Series F Preferred Stock.

(d)           Whenever the Conversion Price is to be adjusted in accordance with Section 10(a) or Section 10(b), the Corporation shall:  (i) compute the Conversion Price in accordance with Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 10(a) or Section 10(b), taking into account the one percent threshold set forth in Section 10(c) hereof (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 10(a) or Section 10(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

Section 11.  Reorganization Events.  (a) In the event that, for so long as any shares of Series F Preferred Stock have not been converted and remain outstanding, there occurs:

(i)           any consolidation, merger or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

(ii)           any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

(iii)           any reclassification of the Common Stock into securities including securities other than the Common Stock; or

(iv)           any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition);

(any such event specified in this Section 11(a), a “Reorganization Event”); then each share of such Holder’s Series F Preferred Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but shall automatically convert, effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series F Preferred Stock of such Holder, into the type and amount of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an Affiliate of such counterparty) of the greater of (i) the number of shares of Common Stock into which one share of Series F Preferred Stock would then be convertible assuming the receipt of the Stockholder Approvals and (ii) the number of shares of Common Stock that, if one share of Series F Preferred Stock were converted into such number of shares, would result in the fair market value of the securities, cash and other property receivable in such Reorganization Event by a Holder of such number of shares equaling the Liquidation Preference plus, in each case of clause (i) and (ii) above, all accrued and unpaid dividends, whether or not declared, up to, but excluding such date (such securities, cash and other property, the “Exchange Property”).  In the event that a Reorganization Event referenced in Section 11(a) involves common stock as all or part of the consideration being offered in a fixed exchange ratio transaction, the fair market value per share of such common stock shall be determined by reference to the average of the closing prices of such common stock for the ten Trading Day period ending immediately prior to the consummation of such Reorganization Event.

(b)           In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the Holders shall likewise be allowed to make such an election.

(c)           The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Company Common Stock in any such Reorganization Event.

(d)           The Corporation (or any successor) shall, within seven days of the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property.  Failure to deliver such notice shall not affect the operation of this Section 11.

(e)           The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series F Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11.

Section 12.  Voting Rights.  (a) Holders will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law, and (ii) voting rights, if any, described in this Section 12.

(b)           So long as any shares of Series F Preferred Stock are outstanding, the vote or consent of the Holders of a majority of the shares of Series F Preferred Stock at the time outstanding, voting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating any of the following actions, whether or not such approval is required by Georgia law;

(i)           any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Articles of Incorporation (including this Certificate of Designations) or the Corporation’s bylaws that would alter or change the rights, preferences or privileges of the Series F Preferred Stock so as to affect them adversely; or

(ii)           any amendment or alteration (including by means of a merger, consolidation or otherwise) of the Corporation’s Articles of Incorporation to authorize, or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of, any class or series of the Corporation’s capital stock ranking equally with or senior to the Series F Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

provided, however, that the creation and issuance, or an increase in the authorized or issued amount, of any series of preferred stock or any securities convertible into preferred stock ranking junior to the Series F Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the Corporation’s liquidation, dissolution or winding up will not, in and of itself, be deemed to adversely affect rights, preferences or privileges of the Series F Preferred Stock and, notwithstanding any provision of Georgia law, Holders will have no right to vote solely by reason of such an increase, creation or issuance.

(c)           Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series F Preferred Stock shall have been converted into shares of Common Stock.

Section 13.  Fractional Shares.

(a)           No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series F Preferred Stock.

(b)           In lieu of any fractional share of Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8 hereof, the Corporation shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the Mandatory Conversion Date.

(c)           If more than one share of the Series F Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series F Preferred Stock so surrendered.

Section 14.  Reservation of Common Stock.

(a)           Following the receipt of the Stockholder Approvals, the Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the Corporation, solely for issuance upon the conversion of shares of Series F Preferred Stock as provided in this Certificate of Designations free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series F Preferred Stock then outstanding.  For purposes of this Section 14(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series F Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.

(b)           Notwithstanding the foregoing, the Corporation shall be entitled to deliver upon conversion of shares of Series F Preferred Stock, as herein provided, shares of Common Stock acquired by the Corporation (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances.

(c)           All shares of Common Stock delivered upon conversion of the Series F Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances.

(d)           Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series F Preferred Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(e)           The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be listed on The NASDAQ Global Select Market or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Series F Preferred Stock.

Section 15.  Replacement Certificates.

(a)           The Corporation shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Corporation.  The Corporation shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Corporation of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Corporation.

(b)           The Corporation shall not be required to issue any certificates representing the Series F Preferred Stock on or after the Mandatory Conversion Date.  In place of the delivery of a replacement certificate following the Mandatory Conversion Date, the Corporation, upon delivery of the evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock pursuant to the terms of the Series F Preferred Stock formerly evidenced by the certificate.

Section 16.  Miscellaneous.

(a)           All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed:  (i) if to the Corporation, to its office at 125 Highway 515 East, Blairsville, Georgia 30512 or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Corporation, or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

(b)           The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series F Preferred Stock or shares of Common Stock or other securities issued on account of Series F Preferred Stock pursuant hereto or certificates representing such shares or securities.  The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series F Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series F Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

(c)           All payments on the shares of Series F Preferred Stock shall be subject to withholding and backup withholding of tax to the extent required by applicable law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the holders thereof.

(d)           No share of Series F Preferred Stock shall have any rights of preemption whatsoever under this Certificate of Designations as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated issued or granted.

(e)           The shares of Series F Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Incorporation or as provided by applicable law.

(f)           The Corporation covenants (1) not to treat the Series F Preferred Stock as preferred stock for purposes of Section 305 of the Internal Revenue Code of 1986, as amended, except as otherwise required by applicable law.

DESIGNATIONS, POWERS, PREFERENCES,

LIMITATIONS, RESTRICTIONS, AND RELATIVE RIGHTS

OF

 MANDATORILY CONVERTIBLE CUMULATIVE NON-VOTING PERPETUAL PREFERRED STOCK, SERIES G

 OF

 UNITED COMMUNITY BANKS, INC.

First:  The name of the Corporation is United Community Banks, Inc., a corporation organized and existing under the laws of the State of Georgia (the “Corporation”).

Second:  The Restated Articles of Incorporation of the Corporation, as amended, authorize the issuance of 10,000,000 shares of preferred stock, par value $1.00 per share, of the Corporation (“Preferred Stock”) in one or more series, and authorizes the Board of Directors of the Corporation (the “Board of Directors”) to fix by resolution or resolutions the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of the shares of such series.

Third:  That the following resolution was duly adopted by the Board of Directors as required by O.C.G.A. § 14-2-602 and Article V of the Restated Articles of Incorporation at a meeting duly convened and held on March 14, 2011, at which a quorum was present and acting throughout.

Resolved, that pursuant to the provisions of the Restated Articles of Incorporation of the Corporation, as amended, and applicable law, a series of Preferred Stock, par value $1.00 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

RIGHTS AND PREFERENCES

Section 1 .  Designation.  There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series G” (the “Series G Preferred Stock”).  The number of shares constituting such series shall be 151,185.  The par value of the Series G Preferred Stock shall be $1.00 per share, and the liquidation preference shall be $1,000 per share.

Section 2 .  Ranking.  The Series G Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) on a parity with the Corporation’s Series A Non-Cumulative Preferred Stock, the Fixed Rate Cumulative Perpetual Preferred Stock, Series B, the Series C Fixed Rate Cumulative Perpetual Preferred Stock, the Cumulative Perpetual Preferred Stock, Series D, the Junior Participating Preferred Stock, Series E, the Series F Mandatorily Convertible Perpetual Preferred Stock and with each other class or series of equity securities of the Corporation the terms of which do not expressly provide that such class or series will rank senior or junior to the Series G Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Parity Securities”), and (ii) senior to the Corporation’s common stock, par value $1.00 per share (the “Common Stock”), the Corporation’s non-voting common stock, par value $1.00 per share (the “Non-Voting Common Stock” and, together with the Common Stock, the “Company Common Stock”), and each other class or series of capital stock of the Corporation outstanding or established after the Effective Date by the Corporation the terms of which do not expressly provide that it ranks on a parity with or senior to the Series G Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Junior Securities”).  The Corporation has the power to authorize and/or issue additional shares or classes or series of Junior Securities without the consent of the Holders.

Section 3 .  Definitions.  The following initially capitalized terms shall have the following meanings, whether used in the singular or the plural:

(a)           “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

(b)           “Applicable Conversion Price” means the Conversion Price in effect at any given time.

(c)           “Articles of Incorporation” means the Restated Articles of Incorporation of the Corporation, as amended.

(d)           “As-Converted Dividend” means, with respect to any Dividend Period, the product of (i) the pro forma per share semi-annual Common Stock dividend derived by (A) annualizing the last dividend declared during such Dividend Period on the Common Stock and (B) dividing such annualized dividend by two and (ii) the number of shares of Non-Voting Common Stock into which a share of Series G Preferred Stock would then be convertible (assuming receipt of the Stockholder Approval and, if applicable, the Regulatory Approval); provided, however, that for any Dividend Period with respect to which no dividend on the Common Stock has been declared, the As-Converted Dividend shall be $0.00.

(e)           “BHC Act” means the Bank Holding Company Act of 1956, as amended.

(f)           “BHC Affiliated Person” means, with respect to any Person, its Affiliates which for purposes of this definition include all “affiliates” as defined in the BHC Act or Regulation Y of the Board of Governors of the Federal Reserve.

(g)          “Business Day” means any day that is not Saturday or Sunday and that, in New York City, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.

(h)          “Certificate of Designations” means the Articles of Amendment to the Articles of Incorporation, dated March 29, 2011.

(i)           “CIBC Act” means the Change in Bank Control Act of 1978, as amended.

(j)           “Closing Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on The NASDAQ Global Select Market on such date.  If the Common Stock (or other relevant capital stock or equity interest) is not traded on The NASDAQ Global Select Market on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.

For purposes of this Certificate of Designation, all references herein to the “Closing Price” and “last reported sale price” of the Common Stock (or other relevant capital stock or equity interest) on The NASDAQ Global Select Market shall be such closing sale price and last reported sale price as reflected on the website of The NASDAQ Global Select Market (http://www.nasdaq.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of The NASDAQ Global Select Market and as reported by Bloomberg Professional Service, the closing sale price and last reported sale price on the website of The NASDAQ Global Select Market shall govern.

(k)           “Common Stock” has the meaning set forth in Section 2.

(l)            “Company Common Stock” has the meaning set forth in Section 2.

(m)          “Conversion Price” means $1.90, subject to adjustment as set forth herein.

(n)           “Current Market Price” means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the five consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

(o)           “Distributed Property” has the meaning set forth in Section 10(a)(iv).

(p)           “Dividend” has the meaning set forth in Section 4(b).

(q)           “Dividend Payment Date” has the meaning set forth in Section 4(b).

(r)            “Dividend Period” has the meaning set forth in Section 4(c).

(s)           “Dividend Rate” means, with respect to any Dividend Period, the sum of (a) the greater of (i) LIBOR and (ii) 2.0% plus (b) 15.0%; provided however if such amount is greater than 18.0%, the Dividend Rate shall be 18.0%.

(t)            “Effective Date” means the date on which shares of the Series G Preferred Stock are first issued.

(u)           “Exchange Property” has the meaning set forth in Section 11(a).

(v)           “Ex-Date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.

(w)          “Holder” means the Person in whose name the shares of the Series G Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of the shares of Series G Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.

(x)            “Junior Securities” has the meaning set forth in Section 2.

(y)           “LIBOR” means, with respect to any Dividend Period, the rate for deposits in U.S. dollars for a three-month period that appears on Bloomberg Screen US0003M Index <GO> page (or other applicable page) as of 11:00 a.m. (London time) on the second London Banking Day preceding the first day of that Dividend Period.  If the rate described above does not appear on such Bloomberg Screen page, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars for a three-month period and in a principal amount of not less than $1,000,000 are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Corporation, at approximately 11:00 a.m., London time on the second London Banking Day preceding the first day of that Dividend Period.  The Corporation will request the principal London office of each of such banks to provide a quotation of its rate.  If at least two such quotations are provided, LIBOR with respect to that Dividend Period will be the arithmetic mean (rounded upward if necessary to the nearest .00001 of 1%) of such quotations.  If fewer than two quotations are provided, LIBOR with respect to that Dividend Period will be the arithmetic mean (rounded upward if necessary to the nearest .00001 of 1%) of the rates quoted by three major banks in New York, New York, selected by the Corporation, at approximately 11:00 a.m., New York City time, on the first day of that Dividend Period for loans in U.S. dollars to leading European banks for a three-month period and in a principal amount of not less than $1,000,000.  However, if the banks selected by the Corporation to provide quotations are not quoting as described above, LIBOR for that Dividend Period will be the same as LIBOR as determined for the previous Dividend Period, or in the case of the first Dividend Period, the most recent rate that could have been determined in accordance with the first sentence of this paragraph had the Series G Preferred Stock been outstanding.  The establishment of LIBOR will be final and binding in the absence of manifest error.

(z)            “Liquidation Preference” means, as to the Series G Preferred Stock, $1,000 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series G Preferred Stock).

(aa)         “London Banking Day” means any day on which commercial banks are open for general business (including dealings in deposits in U.S. dollars) in London.

(bb)         “Mandatory Conversion Date” means, with respect to the shares of Series G Preferred Stock of any Holder, the second Business Day after which the Corporation and/or such Holder, as applicable as to a Holder, has received the Stockholder Approvals (or if a Reorganization Event has theretofore been consummated, the date of consummation of such Reorganization Event) and, if applicable, the Regulatory Approval necessary to permit such Holder to convert such shares of Series G Preferred Stock into authorized Non-Voting Common Stock without such conversion resulting in a Violation or, in the case of the Regulatory Approval, a violation of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder, provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution, and provided, further, that if a Mandatory Conversion Date would otherwise occur but such Holder has not received all accrued and unpaid dividends, whether or not declared, with respect to any Dividend Period completed prior to such Mandatory Conversion Date, such Mandatory Conversion Date shall instead occur on the first calendar day after such Holder has received all such accrued and unpaid dividends.

(cc)         “Non-Voting Common Stock” has the meaning set forth in Section 2.

(dd)        “Notice of Mandatory Conversion” has the meaning set forth in Section 9(a).

(ee)         “Parity Securities” has the meaning set forth in Section 2.

(ff)          “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.

(gg)        “Record Date” has the meaning set forth in Section 4(d).

(hh)        “Regulatory Approval” means, as to any Holder, to the extent applicable and required to permit such Holder to convert such Holder’s shares of Series G Preferred Stock into Non-Voting Common Stock and to own such Non-Voting Common Stock without such Holder being in violation of applicable law, rule or regulation, the receipt of approvals and authorizations of, filings and registrations with or notifications to any governmental authority, or expiration or termination of any applicable waiting period under, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

(ii)           “Reorganization Event” has the meaning set forth in Section 11(a).

(jj)           “Series G Preferred Stock” has the meaning set forth in Section 1.

(kk)         “Stockholder Approvals” means all stockholder approvals necessary to (1) approve the conversion of the Non-Voting Common Stock into Common Stock for purposes of Rule 5635 of the Nasdaq Stock Market Rules, and (2) approve the amendment to the Articles of Incorporation to (i) authorize a number of shares of Non-Voting Common Stock sufficient to permit the full conversion of the Series G Preferred Stock into Non-Voting Common Stock and the issuance of certain additional shares of Non-Voting Common Stock and (ii) increase the number of authorized shares of Common Stock to at least such number as shall be sufficient to permit the full conversion of the Non-Voting Common Stock.

(ll)           “Trading Day” means a day on which the shares of Common Stock:

(i)            are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and

(ii)           have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

(mm)        “Violation” means a violation of the stockholder approval requirements of Rule 5635 of the Nasdaq Stock Market Rules.

(nn)          “Voting Securities” has the meaning set forth in the BHC Act and any rules or regulations promulgated thereunder.

Section 4 .  Dividends.  (a)  From and after the Effective Date, the Holders shall be entitled to receive, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of funds legally available therefor, cumulative dividends of the type and in the amounts determined as set forth in this Section 4, and no more.

(b)           Commencing on the Effective Date, dividends shall accrue and shall be payable semi-annually in arrears on March 30th and September 30th of each year (each, a “Dividend Payment Date”) or, if any such day is not a Business Day, the next Business Day.  Dividends payable pursuant to this Section 4, if, when and as declared by the Board of Directors or a duly authorized committee of the Board of Directors, will be, for each outstanding share of Series G Preferred Stock, payable in cash at an annual rate equal to the Dividend Rate multiplied by the sum of (i) the Liquidation Preference plus (ii) all accrued and unpaid dividends for any prior Dividend Period that are payable on such share of Series G Preferred Stock, payable in cash (such dividend, the “Dividend”); provided that, in the event that the As-Converted Dividend for such Dividend Period is greater than the Dividend, each outstanding share of Series G Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, the As-Converted Dividend rather than the Dividend.

(c)           Dividends payable pursuant to Section 4 will be computed on the basis of a 360-day year of twelve 30-day months and, for any Dividend Period greater or less than a full Dividend Period, will be computed on the basis of the actual number of days elapsed in the period divided by 360.  The period from the Effective Date to but excluding September 30, 2011 and each period from and including a Dividend Payment Date to but excluding the following Dividend Payment Date is herein referred to as a “Dividend Period”.

(d)           Each dividend will be payable to Holders of record as they appear in the records of the Corporation on the applicable record date (each, a “Record Date”), which with respect to dividends payable pursuant to this Section 4, shall be on the fifteenth day of the month immediately prior to the month in which the relevant Dividend Payment Date occurs.

(e)           Dividends on the Series G Preferred Stock are cumulative.  Such dividends shall begin to accrue and be cumulative from the Effective Date (in the case of the shares of Series G Preferred Stock issued on the Effective Date), shall compound at the relevant rate on each subsequent Dividend Payment Date (i.e., no dividends shall accrue on another dividend unless and until the first Dividend Payment Date for such other dividends has passed without such other dividends having been paid on such date) and shall be payable semi-annually in arrears on each Dividend Payment Date, commencing with the first such Dividend Payment Date.

(f)           So long as any shares of Series G Preferred Stock remain outstanding, if all dividends payable pursuant to Section 4 on all outstanding shares of the Series G Preferred Stock for any Dividend Period have not been declared and paid, or declared and funds set aside therefor, the Corporation shall not, directly or indirectly, (x) declare or pay dividends with respect to, or make any distributions on, or, directly or indirectly, redeem, purchase or acquire any of its Junior Securities or (y) directly or indirectly, redeem, purchase or acquire any of its Parity Securities, other than, in each case, (i) redemptions, purchases or other acquisitions of Junior Securities or Parity Securities in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants or in connection with a dividend reinvestment plan, (ii) any declaration of a dividend in connection with any stockholders’ rights plan, or the issuance of rights, stock or other property under any stockholders’ rights plan, or the redemption or repurchase of rights pursuant thereto, (iii) conversions or exchanges of Junior Securities or Parity Securities for Junior Securities or Parity Securities, respectively, and (iv) any purchase of fractional interests in shares of the Corporation’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the securities being converted or exchanged.  If dividends payable pursuant to Section 4 for any Dividend Payment Date are not paid in full, or declared and funds set aside therefor on the shares of the Series G Preferred Stock and there are issued and outstanding shares of Parity Securities with the same Dividend Payment Date (or, in the case of Parity Securities having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period applicable to such Dividend Payment Date), then all dividends declared on shares of the Series G Preferred Stock and such Parity Securities on such date or dates, as the case may be, shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as full semi-annual dividends per share payable on the shares of the Series G Preferred Stock pursuant to Section 4 and all such Parity Securities otherwise payable on such Dividend Payment Date (or, in the case of Parity Securities having dividend payment dates different from the Dividend Payment Dates, on a dividend payment date falling within a Dividend Period applicable to such Dividend Payment Date) (subject to such dividends on such Parity Securities having been declared by the Board of Directors out of legally available funds and including, in the case of any such Parity Securities that bear cumulative dividends, all accrued but unpaid dividends) bear to each other.  However, the foregoing provisions shall not restrict the ability of any Affiliate of the Corporation to engage in any market making transactions in Junior Securities in the ordinary course of business.

(g)           If the Mandatory Conversion Date with respect to any share of Series G Preferred Stock is prior to the Dividend Payment Date applicable to any Dividend Period, the Holder of such share of Series G Preferred Stock will not have the right to receive any dividends on the Series G Preferred Stock with respect to such Dividend Period, provided that this provision shall not affect any rights to receive any accrued but unpaid dividends on the Series G Preferred Stock attributable to any Dividend Period completed prior to the Mandatory Conversion Date.

(h)           The Corporation, in satisfaction of its obligation to issue preferred stock under any provision of this Certificate of Designations to any Holder, may, in order to minimize the number of its authorized and unissued shares of preferred stock used for such purpose, issue depositary shares for such preferred stock, with such depositary shares and underlying preferred stock being in such denominations as the Corporation and such Holder shall mutually agree.

Section 5 .  Liquidation.  (a)  In the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions in an amount equal to the greater of (i) the Liquidation Preference per share of Series G Preferred Stock plus an amount equal to any accrued but unpaid dividends, whether or not declared, thereon to and including the date of such liquidation and (ii) the payment or distribution to which such Holders would have been entitled if the Series G Preferred Stock were converted into Non-Voting Common Stock (assuming receipt of the Stockholder Approvals and, if necessary, Regulatory Approval) immediately before such liquidation, dissolution or winding-up, out of assets legally available for distribution to the Corporation’s stockholders, before any distribution of assets is made to the holders of the Company Common Stock or any other Junior Securities.  After payment of the full amount of such liquidation distribution, the Holders shall not be entitled to any further participation in any distribution of assets by the Corporation.

(b)           In the event the assets of the Corporation available for distribution to stockholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series G Preferred Stock and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.

(c)            The Corporation’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business will not constitute its liquidation, dissolution or winding up.

Section 6 .  Maturity.  The Series G Preferred Stock shall be perpetual unless converted in accordance with this Certificate of Designations.

Section 7 .  Redemptions.

(a)           Optional Redemption.  The Series G Preferred Stock may not be redeemed by the Corporation prior to December 31, 2015.  After December 31, 2015, the Corporation, at its option, may redeem in whole at any time the shares of Series G Preferred Stock at the time outstanding, upon notice given as provided in Section 7(c) below, at a redemption price per share payable in cash equal to the greater of (i) 150.0% of the sum of (A) the Liquidation Preference, plus (B) all accrued and unpaid dividends, whether or not declared, up to, but excluding, the date fixed for redemption and (ii) 125.0% of (A) the number of shares of Non-Voting Common Stock into which a share of Series G Preferred Stock would be convertible on the Trading Day immediately prior to the date fixed for redemption (assuming receipt of Stockholder Approvals and, if applicable, the Regulatory Approval) multiplied by (B) the Closing Price of Common Stock on such Trading Day.  The redemption price for any shares of Series G Preferred Stock shall be payable on the redemption date to the Holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent.  Any declared but unpaid dividends payable on a redemption date that occurs subsequent to a Record Date for a  Dividend Period shall not be paid to the Holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Record Date.

(b)           No Sinking Fund.  The Series G Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions.  Holders of Series G Preferred Stock will have no right to require redemption of any shares of Series G Preferred Stock.

(c)           Notice of Redemption.  Notice of every redemption of shares of Series G Preferred Stock shall be given by first class mail, postage prepaid, addressed to the Holders of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation.  Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption; provided, however, that failure to give such notice by mail, or any defect in such notice or in the mailing thereof, to any Holder of shares of Series G Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series G Preferred Stock to be so redeemed except as to the Holder to whom the Corporation has failed to give such notice or except as to the Holder to whom notice was defective.  Notwithstanding the foregoing, if the Series G Preferred Stock or any depositary shares representing interests in the Series G Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the Holders of Series G Preferred Stock at such time and in any manner permitted by such facility.  Each such notice given to a Holder shall state:  (1) the redemption date; (2) the number of shares of Series G Preferred Stock to be redeemed; (3) the redemption price (or manner of determination of the redemption price); and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(d)           Effectiveness of Redemption.  If notice of redemption has been duly given as provided in Section 7(c) and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the Holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date unless the Corporation defaults in the payment of the redemption price, in which case such rights shall continue until the redemption price is paid, dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the Holders thereof to receive the amount payable on such redemption, without interest.  Any funds unclaimed at the end of two years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the Holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares.  Shares of outstanding Series G Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation, or converted into another series of Preferred Stock, shall be cancelled and shall revert to authorized but unissued shares of Preferred Stock undesignated as to series.

Section 8 .  Mandatory Conversion.  Effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series G Preferred Stock of a Holder, all such Holder’s shares of Series G Preferred Stock shall automatically convert into shares of Non-Voting Common Stock as set forth below.  The number of shares of Non-Voting Common Stock into which a share of Series G Preferred Stock shall be convertible shall be determined by dividing (i) the Liquidation Preference by (ii) the Applicable Conversion Price (subject to the conversion procedures of Section 9 hereof); provided, that the Series G Preferred Stock shall not convert into Non-Voting Common Stock unless and until all accrued and unpaid dividends, whether or not declared, with respect to any Dividend Period completed prior to the Mandatory Conversion Date (but not with respect to the Dividend Period in which the Mandatory Conversion Date occurs) have been paid in cash to the Holders.  Upon conversion, Holders shall receive cash in lieu of fractional shares in accordance with Section 13 hereof.

Section 9 .  Conversion Procedures.

(a)           Each Holder shall, promptly upon receipt of each Regulatory Approval applicable to such Holder, if any, provide written notice to the Corporation of such receipt.  At least one Business Day prior to the Mandatory Conversion Date with respect to shares of any Holder, the Corporation shall provide notice of such conversion to such Holder (such notice a “Notice of Mandatory Conversion”).  In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion with respect to such Holder shall state, as appropriate:

(i)            the Mandatory Conversion Date;

(ii)           the Applicable Conversion Price;

(iii)          the number of shares of Non-Voting Common Stock to be issued upon conversion of each share of Series G Preferred Stock held of record by such Holder and subject to such mandatory conversion;

(iv)          if certificates are to be issued, the place or places where certificates for shares of Series G Preferred Stock held of record by such Holder are to be surrendered for issuance of certificates representing shares of Non-Voting Common Stock; and

(v)           the amount of accrued and unpaid dividends  to be paid in cash on each share of Series G Preferred Stock held of record by such Holder prior to such mandatory conversion.

(b)           Effective immediately prior to the close of business on the Mandatory Conversion Date with respect to any shares of Series G Preferred Stock dividends shall no longer be declared on any such shares of Series G Preferred Stock and such shares of Series G Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holder to receive (i) shares of Non-Voting Common Stock issuable upon such mandatory conversion, (ii) any declared and unpaid dividends on such share to the extent provided in Section 4(g) and (iii) any other payments to which such Holder is otherwise entitled pursuant to Section 5, Section 7, Section 8, Section 11 or Section 13 hereof, as applicable.

(c)           No allowance or adjustment, except pursuant to Section 4 or Section 10, shall be made in respect of dividends payable to holders of the Non-Voting Common Stock of record as of any date prior to the close of business on the Mandatory Conversion Date with respect to any share of Series G Preferred Stock.  Prior to the close of business on the Mandatory Conversion Date with respect to any share of Series G Preferred Stock, shares of Non-Voting Common Stock issuable upon conversion thereof, or other securities issuable upon conversion of, such share of Series G Preferred Stock shall not be deemed outstanding for any purpose, and the Holder thereof shall have no rights with respect to the Non-Voting Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Non-Voting Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Non-Voting Common Stock or other securities issuable upon conversion) by virtue of holding such share of Series G Preferred Stock.

(d)           Shares of Series G Preferred Stock duly converted in accordance with this Certificate of Designations, or otherwise reacquired by the Corporation, will resume the status of authorized and unissued preferred stock, undesignated as to series and available for future issuance.  The Corporation may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of shares of Series G Preferred Stock; provided, however, that the Corporation shall not take any such action if such action would reduce the authorized number of shares of Series G Preferred Stock below the number of shares of Series G Preferred Stock then outstanding.

(e)           The Person or Persons entitled to receive the Non-Voting Common Stock and/or cash, securities or other property issuable upon conversion of Series G Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Non-Voting Common Stock and/or securities as of the close of business on the Mandatory Conversion Date with respect thereto.  In the event that a Holder shall not by written notice designate the name in which shares of Non-Voting Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series G Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation.

(f)           On the Mandatory Conversion Date with respect to any share of Series G Preferred Stock, certificates representing shares of Non-Voting Common Stock shall be issued and delivered to the Holder thereof or such Holder’s designee (or, at the Corporation’s option such shares shall be registered in book-entry form) upon presentation and surrender of the certificate evidencing the Series G Preferred Stock to the Corporation and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.

Section 10 .  Anti-Dilution Adjustments.

(a)           The Conversion Price shall be subject to the following adjustments:

(i)           Stock Dividends and Distributions.  If the Corporation pays dividends or other distributions on the Company Common Stock in shares of Company Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

OS0
OS1
Where,

OS0 =	the number of shares of Company Common Stock outstanding immediately prior to Ex-Date for such dividend or distribution.

OS1 =
the sum of the number of shares of Company Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Company Common Stock constituting such dividend or distribution.

For the purposes of this clause (i), the number of shares of Company Common Stock at the time outstanding shall not include shares acquired by the Corporation.  If any dividend or distribution described in this clause (i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series G Preferred Stock).

(ii)           Subdivisions, Splits and Combination of the Company Common Stock.  If the Corporation subdivides, splits or combines the shares of Company Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

OS0
OS1

Where,

OS0 =	the number of shares of Company Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.

OS1 =	the number of shares of Company Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.

For the purposes of this clause (ii), the number of shares of Company Common Stock at the time outstanding shall not include shares acquired by the Corporation.  If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Company Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Company Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced (but giving effect to any intervening adjustments that may have been made with respect to the Series G Preferred Stock).

(iii)           Issuance of Stock Purchase Rights.  If the Corporation issues to all or substantially all holders of the shares of Company Common Stock rights or warrants (other than rights or warrants issued pursuant to a stockholders’ rights plan, a dividend reinvestment plan or share purchase plan or other similar plans, including that certain Tax Benefits Preservation Plan, dated February 22, 2011, between the Corporation and Illinois Stock Transfer Company) entitling them to subscribe for or purchase the shares of Company Common Stock at less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

OS0 + Y
OS0 + X

Where,

OS0 =	the number of shares of Company Common Stock outstanding immediately prior to the Ex-Date for such distribution.

X =	the total number of shares of Company Common Stock issuable pursuant to such rights or warrants.

Y =
the number of shares of Company Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants.

For the purposes of this clause (iii), the number of shares of Company Common Stock at the time outstanding shall not include shares acquired by the Corporation.  The Corporation shall not issue any such rights or warrants in respect of shares of the Company Common Stock acquired by the Corporation.  In the event that such rights or warrants described in this clause (iii) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights or warrants, to the Conversion Price that would then be in effect if such issuance had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series G Preferred Stock).  To the extent that such rights or warrants are not exercised prior to their expiration or shares of Company Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Price shall be readjusted to such Conversion Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Company Common Stock actually delivered (but giving effect to any intervening adjustments that may have been made with respect to the Series F Preferred Stock).  In determining the aggregate offering price payable for such shares of Company Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined in a reasonable manner by the Board of Directors).

(iv)           Debt or Asset Distributions.  If the Corporation distributes to all or substantially all holders of shares of Company Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (i) above, any rights or warrants referred to in clause (iii) above, any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its applicable subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below) (such evidences of indebtedness, shares of capital stock, securities, cash or other assets, the “Distributed Property”), then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 – FMV
SP0

Where,

SP0 =	the Current Market Price per share of Common Stock on such date.

FMV =	the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined in good faith by the Board of Directors.

In a “spin-off”, where the Corporation makes a distribution to all holders of shares of Company Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Price will be adjusted on the fifteenth Trading Day after the effective date of the distribution by multiplying such Conversion Price in effect immediately prior to such fifteenth Trading Day by the following fraction:

MP0
MP0+ MPs

Where,

MP0 =	the average of the Closing Prices of the Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution.

MPs =
the average of the Closing Prices of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution, or, if not traded on a national or regional securities exchange or over-the-counter market, the fair market value of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock on such date as determined by the Board of Directors.

In the event that such distribution described in this clause (iv) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared (but after giving effect to any intervening adjustments that may have been made with respect to the Series G Preferred Stock).

(v)           Cash Distributions.  If the Corporation makes a distribution consisting exclusively of cash to all holders of the Company Common Stock, excluding (a) any cash dividend on the Company Common Stock to the extent a corresponding cash dividend pursuant to Section 4 is paid on the Series G Preferred Stock, (b) any cash that is distributed in a Reorganization Event or as part of a “spin-off” referred to in clause (iv) above, (c) any dividend or distribution in connection with the Corporation’s liquidation, dissolution or winding up, and (d) any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, then in each event, the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 – DIV
SP0

Where,

SP0 =	the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.

DIV =	the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this paragraph (v).

In the event that any distribution described in this clause (v) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such distribution, to the Conversion Price which would then be in effect if such distribution had not been declared (but giving effect to any intervening adjustments that may have been made with respect to the Series G Preferred Stock).

(vi)           Self Tender Offers and Exchange Offers.  If the Corporation or any of its subsidiaries successfully completes a tender or exchange offer for the Company Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

OS0 x SP0
AC + (SP0 x OS1)
Where,

SP0 =	the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer.

OS0 =	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.

OS1 =
the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer, giving effect to consummation of the acquisition of all shares validly tendered or exchanged (and not withdrawn) in connection with such tender or exchange.

AC =	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined by the Board of Directors.

In the event that the Corporation, or one of its subsidiaries, is obligated to purchase shares of Company Common Stock pursuant to any such tender offer or exchange offer, but the Corporation, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made (but giving effect to any intervening adjustments that may have been made with respect to the Series G Preferred Stock).  Except as set forth in the preceding sentence, if the application of this clause (vi) to any tender offer or exchange offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer or exchange offer under this clause (vi).

(vii)           Rights Plans.  To the extent that the Corporation has a rights plan in effect with respect to the Company Common Stock on the Mandatory Conversion Date, upon conversion of any shares of the Series G Preferred Stock, Holders will receive, in addition to the shares of Non-Voting Common Stock, the rights under the rights plan, unless, prior to the Mandatory Conversion Date, the rights have separated from the shares of Non-Voting Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the Corporation had made a distribution to all holders of the Non-Voting Common Stock as described in clause (iii) above, subject to readjustment in the event of the expiration, termination or redemption of such rights (but after giving effect to any intervening adjustments that may have been made with respect to the Series G Preferred Stock).

(b)           The Corporation may make such decreases in the Conversion Price, in addition to any other decreases required by this Section 10, if the Board of Directors deems it advisable, to avoid or diminish any income tax to holders of the Company Common Stock resulting from any dividend or distribution of shares of Company Common Stock (or issuance of rights or warrants to acquire shares of Company Common Stock) or from any event treated as such for income tax purposes or for any other reason.

(c)           (i) All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent.  No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the Mandatory Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.

(ii)           No adjustment to the Conversion Price shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series G Preferred Stock (including without limitation pursuant to Section 4 hereof), without having to convert the Series G Preferred Stock, as if they held the full number of shares of Non-Voting Common Stock into which a share of the Series G Preferred Stock may then be converted.

(iii)          The Applicable Conversion Price shall not be adjusted:

 (A)           upon the issuance of any shares of Company Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in shares of Company Common Stock under any such plan;

 (B)           upon the issuance of any shares of Company Common Stock or rights or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Corporation or any of its subsidiaries;

 (C)           upon the issuance of any shares of Company Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series G Preferred Stock were first issued and not substantially amended thereafter;

 (D)           for a change in the par value or no par value of Company Common Stock; or

 (E)           for accrued and unpaid dividends on the Series G Preferred Stock.

(d)           Whenever the Conversion Price is to be adjusted in accordance with Section 10(a) or Section 10(b), the Corporation shall:  (i) compute the Conversion Price in accordance with Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 10(a) or Section 10(b), taking into account the one percent threshold set forth in Section 10(c) hereof (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 10(a) or Section 10(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.

Section 11 .  Reorganization Events.  (a) In the event that, for so long as any shares of Series F Preferred Stock have not been converted and remain outstanding, there occurs:

(i)           any consolidation, merger or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Non-Voting Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

(ii)           any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Non-Voting Common Stock will be converted into cash, securities or other property of the Corporation or another Person;

(iii)          any reclassification of the Non-Voting Common Stock into securities including securities other than the Non-Voting Common Stock; or

(iv)          any statutory exchange of the outstanding shares of Non-Voting Common Stock for securities of another Person (other than in connection with a merger or acquisition);

(any such event specified in this Section 10(a), a “Reorganization Event”); then each share of such Holder’s Series G Preferred Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but shall automatically convert, effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series G Preferred Stock of such Holder (with the term “Regulatory Approval” applied for such purpose, as applicable, to the surviving entity in such Reorganization Event and its securities included in the Exchange Property (as defined below)), into the type and amount of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an Affiliate of such counterparty) of the greater of (i) the number of shares of Non-Voting Common Stock into which one share of Series G Preferred Stock would then be convertible assuming the receipt of the Stockholder Approvals and the Regulatory Approval and (ii) the number of shares of Non-Voting Common Stock that, if one share of Series G Preferred Stock were converted into such number of shares, would result in the fair market value of the securities, cash and other property receivable in such Reorganization Event by a Holder of such number of shares equaling the Liquidation Preference plus, in each case of clause (i) and (ii) above, all accrued and unpaid dividends, whether or not declared, up to, but excluding such date (such securities, cash and other property, the “Exchange Property”).  In the event that a Reorganization Event referenced in Section 11(a) involves common stock as all or part of the consideration being offered in a fixed exchange ratio transaction, the fair market value per share of such common stock shall be determined by reference to the average of the closing prices of such common stock for the ten Trading Day period ending immediately prior to the consummation of such Reorganization Event.

(b)           In the event that holders of the shares of Non-Voting Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the Holders shall likewise be allowed to make such an election.

(c)           The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Company Common Stock in any such Reorganization Event.

(d)           The Corporation (or any successor) shall, within seven days of the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property.  Failure to deliver such notice shall not affect the operation of this Section 11.

(e)           The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series G Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11.

Section 12 .  Voting Rights.  (a) Holders will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law, and (ii) voting rights, if any, described in this Section 12.

(b)           So long as any shares of Series G Preferred Stock are outstanding, the vote or consent of the Holders of a majority of the shares of Series G Preferred Stock at the time outstanding, voting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating any of the following actions, whether or not such approval is required by Georgia law;

(i)           any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Articles of Incorporation (including this Certificate of Designations) or the Corporation’s bylaws that would alter or change the rights, preferences or privileges of the Series G Preferred Stock so as to affect them adversely; or

(ii)           any amendment or alteration (including by means of a merger, consolidation or otherwise) of the Corporation’s Articles of Incorporation to authorize, or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of, any class or series of the Corporation’s capital stock ranking equally with or senior to the Series G Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

provided, however, that the creation and issuance, or an increase in the authorized or issued amount, of any series of preferred stock or any securities convertible into preferred stock ranking junior to the Series G Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the Corporation’s liquidation, dissolution or winding up will not, in and of itself, be deemed to adversely affect rights, preferences or privileges of the Series G Preferred Stock and, notwithstanding any provision of Georgia law, Holders will have no right to vote solely by reason of such an increase, creation or issuance.

(c)           Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series G Preferred Stock shall have been converted into shares of Non-Voting Common Stock.

Section 13 .  Fractional Shares.

(a)           No fractional shares of Non-Voting Common Stock will be issued as a result of any conversion of shares of Series G Preferred Stock.

(b)           In lieu of any fractional share of Non-Voting Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8 hereof, the Corporation shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the Mandatory Conversion Date.

(c)           If more than one share of the Series G Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Non-Voting Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series G Preferred Stock so surrendered.

Section 14 .  Reservation of Non-Voting Common Stock.

(a)           Following the receipt of the Stockholder Approvals, the Corporation shall at all times reserve and keep available out of its authorized and unissued Non-Voting Common Stock or shares acquired by the Corporation, solely for issuance upon the conversion of shares of Series G Preferred Stock as provided in this Certificate of Designations free from any preemptive or other similar rights, such number of shares of Non-Voting Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series G Preferred Stock then outstanding.  For purposes of this Section 14(a), the number of shares of Non-Voting Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series G Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder. Following the receipt of the Stockholder Approvals, the Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the Corporation, solely for issuance upon the conversion of shares of Non-Voting Common Stock issued upon conversion of the Series G Preferred Stock free from any preemptive or other similar rights, the same number of shares of Common Stock as the number of shares of Non-Voting Common Stock reserved pursuant to the first sentence of this Section 14(a).

(b)           Notwithstanding the foregoing, the Corporation shall be entitled to deliver upon conversion of shares of Series G Preferred Stock, as herein provided, shares of Non-Voting Common Stock acquired by the Corporation (in lieu of the issuance of authorized and unissued shares of Non-Voting Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances.

(c)           All shares of Non-Voting Common Stock delivered upon conversion of the Series G Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances.

(d)           Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series G Preferred Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

(e)           The Corporation hereby covenants and agrees that, if at any time the Non-Voting Common Stock shall be listed on The NASDAQ Global Select Market or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Non-Voting Common Stock shall be so listed on such exchange or automated quotation system, all the Non-Voting Common Stock issuable upon conversion of the Series G Preferred Stock.

Section 15 .  Replacement Certificates.

(a)           The Corporation shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Corporation.  The Corporation shall replace certificates that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Corporation of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Corporation.

(b)           The Corporation shall not be required to issue any certificates representing the Series G Preferred Stock on or after the Mandatory Conversion Date.  In place of the delivery of a replacement certificate following the Mandatory Conversion Date, the Corporation, upon delivery of the evidence and indemnity described in clause (a) above, shall deliver the shares of Non-Voting Common Stock pursuant to the terms of the Series G Preferred Stock formerly evidenced by the certificate.

Section 16 .  Miscellaneous.

(a)           All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed:  (i) if to the Corporation, to its office at 125 Highway 515 East, Blairsville, Georgia 30512 or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Corporation, or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.

(b)           The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series G Preferred Stock or shares of Non-Voting Common Stock or other securities issued on account of Series G Preferred Stock pursuant hereto or certificates representing such shares or securities.  The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series G Preferred Stock or Non-Voting Common Stock or other securities in a name other than that in which the shares of Series G Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

(c)           All payments on the shares of Series G Preferred Stock shall be subject to withholding and backup withholding of tax to the extent required by applicable law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the holders thereof.

(d)           No share of Series G Preferred Stock shall have any rights of preemption whatsoever under this Certificate of Designations as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated issued or granted.

(e)           The shares of Series G Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Incorporation or as provided by applicable law.

(f)           The Corporation covenants (1) not to treat the Series G Preferred Stock as preferred stock for purposes of Section 305 of the Internal Revenue Code of 1986, as amended, except as otherwise required by applicable law.

APPENDIX B
ARTICLES OF AMENDMENT
OF
UNITED COMMUNITY BANKS, INC.

1.

The name of the corporation is United Community Banks, Inc.

2.

The Restated Articles of Incorporation, as amended, of the corporation are amended as follows:

(a)           Amendment to Article V.  Article V of the Restated Articles of Incorporation, as amended, of the corporation is amended by deleting the first paragraph of Article V and replacing it with the following in lieu thereof.

“The corporation shall have authority to issue 500,000,000 shares of common stock, $1.00 par value (the “Common Stock”), 150,000,000 shares of non-voting common stock, $1.00 par value (the “Non-Voting Common Stock”), having the powers, rights, and preferences, and the qualifications, limitations and restrictions thereof, as set forth in Exhibit A attached hereto and 10,000,000 shares of preferred stock, $1.00 par value (the “Preferred Stock”).  Subject to the provisions of any applicable law or the Bylaws of the corporation (as from time to time amended) with respect to fixing the record date for the determination of shareholders entitled to vote, and except as otherwise provided by any applicable law or the by the resolution or resolutions of the board of directors providing for the issue of any series of Preferred Stock, the holders of the Common Stock shall have and possess exclusive voting power and rights for the election of directors and for all other purposes, with each share being entitled to one vote.”

(b)           Non-Voting Common Stock.  The Restated Articles of Incorporation, as amended, of the corporation are amended by adding the powers, rights, and preferences, and the qualifications, limitations, and restrictions thereof, of the Non-Voting Common Stock as set forth in Exhibit A attached hereto.

3.

The amendment was adopted by the board of directors of the corporation at a meeting duly convened and held on __________, 2011 and duly approved by the shareholders of the corporation on ________, 2011 in accordance with the provisions of O.C.G.A. § 14-2-1003.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment to the Restated Articles of Incorporation, as amended, of United Community Banks, Inc. this ____ day of __________, 2011.

UNITED COMMUNITY BANKS, INC.
By:
Name:
Title:

Exhibit A
CERTIFICATE OF DESIGNATIONS
OF
NON-VOTING COMMON STOCK
OF
UNITED COMMUNITY BANKS, INC.

1.           Designation.  The shares of such class of non-voting common stock, $1.00 par value, of United Community Banks, Inc. (the “Corporation”) shall be designated “Non-Voting Common Stock” (referred to herein as the “Non-Voting Common Stock”).

2.           Authorized Number.  The number of shares constituting the Non-Voting Common Stock shall be as set forth in the first paragraph of Article V of the Restated Articles of Incorporation, as amended.

3.           Rights.  Except as set forth below, the Non-Voting Common Stock shall have the same rights and privileges, share ratably and be identical in all respects to the Common Stock as to all matters.  Each share of Non-Voting Common Stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of Non-Voting Common Stock of the Corporation.

4.           Voting Rights.  The holders of Non-Voting Common Stock shall have no voting rights except as provided herein or required by law. Notwithstanding the foregoing, and in addition to any other vote required by law, the affirmative vote of the holders of a majority of the outstanding shares of Non-Voting Common Stock, voting separately as a class, shall be required to amend, alter or repeal (including by merger, consolidation or otherwise) any provision of these Articles of Amendment that significantly and adversely affects the rights, preferences or privileges of the Non-Voting Common Stock contained herein.

5.           Dividends.  Subject to preferential dividend rights, if any, applicable to any shares of the Preferred Stock, the holders of Non-Voting Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors on the Common Stock.  If a dividend is declared and paid with respect to the Common Stock, then the Board shall declare and pay an equivalent dividend, on a per share basis, to the Non-Voting Common Stock.  Likewise, if the Board of Directors declares and pays a dividend on the Non-Voting Common Stock, it shall declare and pay an equivalent dividend, on a per share basis, on the Common Stock.  The holders of the Non-Voting Common Stock shall share ratably in any such dividend in proportion to the number of shares of Common Stock and Non-Voting Common Stock held by each such holder.  All dividends paid with respect to the Common Stock and Non-Voting Common Stock shall be paid pro rata to the holders of such shares entitled thereto; provided, however, that no dividend payable in Common Stock or rights or warrants to subscribe for Common Stock shall be declared on the Non-Voting Common Stock and no dividend payable in Non-Voting Common Stock or rights or warrants to subscribe for Non-Voting Common Stock shall be declared on the Common Stock, but instead, in the case of such a dividend, each class shall receive such dividend in like stock or rights or warrants to subscribe for like stock.

6.           Distributions.  In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of the Common Stock and the Non-Voting Common Stock shall be entitled to receive all the remaining assets of the Corporation of whatever kind available for distribution to shareholders ratably in proportion to the number of shares of Common Stock and Non-Voting Common Stock held by them.

7.             Adjustment.  In the event of any stock split, combination or other reclassification of shares of either the Common Stock or the Non-Voting Common Stock, the outstanding shares of the other class shall be proportionately split, combined or reclassified in a similar manner, provided, however, that in any such transaction, only holders of Common Stock shall receive shares of Common Stock and only holders of Non-Voting Common Stock shall receive shares of Non-Voting Common Stock.

8.             Conversion.

(a)           The Non-Voting Common Stock may be converted into Common Stock in accordance with the provisions of this paragraph 8 by any Convertible Holder following an Approved Transfer (as defined herein).  The term “Approved Transfer” means a sale or other transfer (i) to an Affiliate of the holder of the Non-Voting Common Stock to be transferred under common control with such holder’s ultimate parent, general partner or investment advisor but only if the transferee agrees in writing for the benefit of the Corporation to be bound by the terms of that certain Investment Agreement or Subscription Agreement by and between the Corporation and such holder pursuant to which such shares of Non-Voting Common Stock were sold to such holder (the “Investment Agreement”); (ii)  in a widely distributed public offering registered pursuant to the Securities Act of 1933, as amended; (iii) to a person that is acquiring at least a majority of the Corporation’s outstanding “voting securities” (as defined in the Bank Holding Company Act of 1956, as amended and any rules or regulations promulgated thereunder) not including any voting securities such person is acquiring from the holder of the Non-Voting Common Stock to be transferred or its Affiliates; or (iv) upon certification by the holder of the Non-Voting Common Stock to be transferred in writing to the Corporation that the such holder believes that the transferee shall not, after giving effect to such transfer, own for purposes of the Bank Holding Company Act of 1956, as amended, or the Change of Bank Control Act of 1978, as amended, and any rules and regulations promulgated thereunder, more than 2% of any class of voting securities of the Corporation outstanding at such time.  The term “Affiliate” means, with respect to any person, any person directly or indirectly, controlling, controlled by or under common control with, such other person.  “Convertible Holder” means a holder of Non-Voting Common Stock, other than the initial holder of such Non-Voting Common Stock or an Affiliate thereof, who acquires one or more shares of Non-Voting Common Stock in an Approved Transfer.

(b)           Conditions of Conversion.  Following an Approved Transfer, a Convertible Holder may surrender to the Corporation (at the principal office of the Corporation) a certificate or certificates representing all or part of the Convertible Holder’s shares of Non-Voting Common Stock and in such event each share of Non-Voting Common Stock represented by such certificate or certificates will convert into one share of Common Stock.  Except as otherwise provided herein, each conversion of Non-Voting Common Stock shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing such shares of Non-Voting Common Stock to be converted have been surrendered for conversion at the principal office of the Corporation.  Notwithstanding any other provision hereof, if a conversion of Non-Voting Common Stock is to be made in connection with a merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property or any dissolution or liquidation, the conversion of any shares of Non-Voting Common Stock may, at the election of the holder thereof, be conditioned upon the consummation of such event or transaction, in which case such conversion shall not be deemed to be effective until such event or transaction has been consummated.

(c)           Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Non-Voting Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Non-Voting Common Stock.  The Corporation shall take all action necessary so that all shares of Common Stock issuable upon conversion of Non-Voting Common Stock will, upon issue, be duly and validly issued, fully paid, and non-assessable, and free from all taxes, liens, charges and encumbrances in respect of the issuance or delivery thereof.  The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock issuable upon conversion of the Non-Voting Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).  The Corporation shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Non-Voting Common Stock.

9.            Mergers, Consolidations, Etc.  In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, each share of Non-Voting Common Stock will at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that each share of Common Stock would be entitled to receive as a result of such transaction, provided that at the election of such holder, any securities issued with respect to the Non-Voting Common Stock shall be non-voting securities under the resulting corporation’s organizational documents and the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of a majority of the Non-Voting Common Stock then outstanding) and take such actions necessary to ensure that holders of the Non-Voting Common Stock shall retain securities with substantially the same rights and benefits as the Non-Voting Common Stock.  Subject to the foregoing, in the event the holders of Common Stock are provided the right to convert or exchange Common Stock for stock or securities, cash and/or any other property, then the holders of the Non-Voting Common Stock shall be provided the same right based upon the number of shares of Common Stock such holders would be entitled to receive if such shares of Non-Voting Common Stock were converted into shares of Common Stock immediately prior to such offering.  In the event that the Corporation offers to repurchase shares of Common Stock from its shareholders generally, the Corporation shall offer to repurchase Non-Voting Common Stock pro rata based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such repurchase.  In the event of any pro rata subscription offer, rights offer or similar offer to holders of Common Stock, the Corporation shall provide the holders of the Non-Voting Common Stock the right to participate based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such offering; provided that at the election of such holder, any shares issued with respect to the Non-Voting Common Stock shall be issued in the form of Non-Voting Common Stock rather than Common Stock.

10.           Notices.  At any time notice is provided to the holders of Common Stock, the Corporation shall give written notice to all holders of Non-Voting Common Stock at or prior to such time.

APPENDIX C
ARTICLES OF AMENDMENT
OF
UNITED COMMUNITY BANKS, INC.

1.

The name of the corporation is United Community Banks, Inc.

2.

Article V of the Restated Articles of Incorporation, as amended, of the corporation is amended by deleting the first paragraph of Article V and replacing it with the following in lieu thereof.

“The corporation shall have authority to issue 100,000,000 shares of common stock, $1.00 par value (the “Common Stock”), 30,000,000 shares of non-voting common stock, $1.00 par value (the “Non-Voting Common Stock”), having the powers, rights, and preferences, and the qualifications, limitations and restrictions thereof, as set forth in Exhibit A attached hereto and 10,000,000 shares of preferred stock, $1.00 par value (the “Preferred Stock”).  Subject to the provisions of any applicable law or the Bylaws of the corporation (as from time to time amended) with respect to fixing the record date for the determination of shareholders entitled to vote, and except as otherwise provided by any applicable law or the by the resolution or resolutions of the board of directors providing for the issue of any series of Preferred Stock, the holders of the Common Stock shall have and possess exclusive voting power and rights for the election of directors and for all other purposes, with each share being entitled to one vote.”

3.

The amendment was adopted by the board of directors of the corporation at a meeting duly convened and held on __________, 2011 and duly approved by the shareholders of the corporation on ________, 2011 in accordance with the provisions of O.C.G.A. § 14-2-1003.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment to the Restated Articles of Incorporation, as amended, of United Community Banks, Inc. this ____ day of __________, 2011.

UNITED COMMUNITY BANKS, INC.
By:
Name:
Title:

Exhibit A
CERTIFICATE OF DESIGNATIONS
OF
NON-VOTING COMMON STOCK
OF
UNITED COMMUNITY BANKS, INC.

1.           Designation.  The shares of such class of non-voting common stock, $1.00 par value, of United Community Banks, Inc. (the “Corporation”) shall be designated “Non-Voting Common Stock” (referred to herein as the “Non-Voting Common Stock”).

2.           Authorized Number.  The number of shares constituting the Non-Voting Common Stock shall be as set forth in the first paragraph of Article V of the Restated Articles of Incorporation, as amended.

3.           Rights.  Except as set forth below, the Non-Voting Common Stock shall have the same rights and privileges, share ratably and be identical in all respects to the Common Stock as to all matters.  Each share of Non-Voting Common Stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of Non-Voting Common Stock of the Corporation.

4.           Voting Rights.  The holders of Non-Voting Common Stock shall have no voting rights except as provided herein or required by law. Notwithstanding the foregoing, and in addition to any other vote required by law, the affirmative vote of the holders of a majority of the outstanding shares of Non-Voting Common Stock, voting separately as a class, shall be required to amend, alter or repeal (including by merger, consolidation or otherwise) any provision of these Articles of Amendment that significantly and adversely affects the rights, preferences or privileges of the Non-Voting Common Stock contained herein.

5.           Dividends.  Subject to preferential dividend rights, if any, applicable to any shares of the Preferred Stock, the holders of Non-Voting Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors on the Common Stock.  If a dividend is declared and paid with respect to the Common Stock, then the Board shall declare and pay an equivalent dividend, on a per share basis, to the Non-Voting Common Stock.  Likewise, if the Board of Directors declares and pays a dividend on the Non-Voting Common Stock, it shall declare and pay an equivalent dividend, on a per share basis, on the Common Stock.  The holders of the Non-Voting Common Stock shall share ratably in any such dividend in proportion to the number of shares of Common Stock and Non-Voting Common Stock held by each such holder.  All dividends paid with respect to the Common Stock and Non-Voting Common Stock shall be paid pro rata to the holders of such shares entitled thereto; provided, however, that no dividend payable in Common Stock or rights or warrants to subscribe for Common Stock shall be declared on the Non-Voting Common Stock and no dividend payable in Non-Voting Common Stock or rights or warrants to subscribe for Non-Voting Common Stock shall be declared on the Common Stock, but instead, in the case of such a dividend, each class shall receive such dividend in like stock or rights or warrants to subscribe for like stock.

6.           Distributions.  In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of Preferred Stock, holders of the Common Stock and the Non-Voting Common Stock shall be entitled to receive all the remaining assets of the Corporation of whatever kind available for distribution to shareholders ratably in proportion to the number of shares of Common Stock and Non-Voting Common Stock held by them.

7.             Adjustment.  In the event of any stock split, combination or other reclassification of shares of either the Common Stock or the Non-Voting Common Stock, the outstanding shares of the other class shall be proportionately split, combined or reclassified in a similar manner, provided, however, that in any such transaction, only holders of Common Stock shall receive shares of Common Stock and only holders of Non-Voting Common Stock shall receive shares of Non-Voting Common Stock.

8.             Conversion.

(a)           The Non-Voting Common Stock may be converted into Common Stock in accordance with the provisions of this paragraph 8 by any Convertible Holder following an Approved Transfer (as defined herein).  The term “Approved Transfer” means a sale or other transfer (i) to an Affiliate of the holder of the Non-Voting Common Stock to be transferred under common control with such holder’s ultimate parent, general partner or investment advisor but only if the transferee agrees in writing for the benefit of the Corporation to be bound by the terms of that certain Investment Agreement or Subscription Agreement by and between the Corporation and such holder pursuant to which such shares of Non-Voting Common Stock were sold to such holder (the “Investment Agreement”); (ii)  in a widely distributed public offering registered pursuant to the Securities Act of 1933, as amended; (iii) to a person that is acquiring at least a majority of the Corporation’s outstanding “voting securities” (as defined in the Bank Holding Company Act of 1956, as amended and any rules or regulations promulgated thereunder) not including any voting securities such person is acquiring from the holder of the Non-Voting Common Stock to be transferred or its Affiliates; or (iv) upon certification by the holder of the Non-Voting Common Stock to be transferred in writing to the Corporation that the such holder believes that the transferee shall not, after giving effect to such transfer, own for purposes of the Bank Holding Company Act of 1956, as amended, or the Change of Bank Control Act of 1978, as amended, and any rules and regulations promulgated thereunder, more than 2% of any class of voting securities of the Corporation outstanding at such time.  The term “Affiliate” means, with respect to any person, any person directly or indirectly, controlling, controlled by or under common control with, such other person.  “Convertible Holder” means a holder of Non-Voting Common Stock, other than the initial holder of such Non-Voting Common Stock or an Affiliate thereof, who acquires one or more shares of Non-Voting Common Stock in an Approved Transfer.

(b)           Conditions of Conversion.  Following an Approved Transfer, a Convertible Holder may surrender to the Corporation (at the principal office of the Corporation) a certificate or certificates representing all or part of the Convertible Holder’s shares of Non-Voting Common Stock and in such event each share of Non-Voting Common Stock represented by such certificate or certificates will convert into one share of Common Stock.  Except as otherwise provided herein, each conversion of Non-Voting Common Stock shall be deemed to have been effected as of the close of business on the date on which the certificate or certificates representing such shares of Non-Voting Common Stock to be converted have been surrendered for conversion at the principal office of the Corporation.  Notwithstanding any other provision hereof, if a conversion of Non-Voting Common Stock is to be made in connection with a merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property or any dissolution or liquidation, the conversion of any shares of Non-Voting Common Stock may, at the election of the holder thereof, be conditioned upon the consummation of such event or transaction, in which case such conversion shall not be deemed to be effective until such event or transaction has been consummated.

(c)           Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Non-Voting Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Non-Voting Common Stock.  The Corporation shall take all action necessary so that all shares of Common Stock issuable upon conversion of Non-Voting Common Stock will, upon issue, be duly and validly issued, fully paid, and non-assessable, and free from all taxes, liens, charges and encumbrances in respect of the issuance or delivery thereof.  The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock issuable upon conversion of the Non-Voting Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).  The Corporation shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Non-Voting Common Stock.

9.            Mergers, Consolidations, Etc.  In the event of any merger, consolidation, reclassification or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, each share of Non-Voting Common Stock will at the same time be similarly exchanged or changed in an amount per whole share equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, that each share of Common Stock would be entitled to receive as a result of such transaction, provided that at the election of such holder, any securities issued with respect to the Non-Voting Common Stock shall be non-voting securities under the resulting corporation’s organizational documents and the Corporation shall make appropriate provisions (in form and substance reasonably satisfactory to the holders of a majority of the Non-Voting Common Stock then outstanding) and take such actions necessary to ensure that holders of the Non-Voting Common Stock shall retain securities with substantially the same rights and benefits as the Non-Voting Common Stock.  Subject to the foregoing, in the event the holders of Common Stock are provided the right to convert or exchange Common Stock for stock or securities, cash and/or any other property, then the holders of the Non-Voting Common Stock shall be provided the same right based upon the number of shares of Common Stock such holders would be entitled to receive if such shares of Non-Voting Common Stock were converted into shares of Common Stock immediately prior to such offering.  In the event that the Corporation offers to repurchase shares of Common Stock from its shareholders generally, the Corporation shall offer to repurchase Non-Voting Common Stock pro rata based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such repurchase.  In the event of any pro rata subscription offer, rights offer or similar offer to holders of Common Stock, the Corporation shall provide the holders of the Non-Voting Common Stock the right to participate based upon the number of shares of Common Stock such holders would be entitled to receive if such shares were converted into shares of Common Stock immediately prior to such offering; provided that at the election of such holder, any shares issued with respect to the Non-Voting Common Stock shall be issued in the form of Non-Voting Common Stock rather than Common Stock.

10.           Notices.  At any time notice is provided to the holders of Common Stock, the Corporation shall give written notice to all holders of Non-Voting Common Stock at or prior to such time.

COMMON

UNITED COMMUNITY BANKS, INC. Annual Meeting of Shareholders June 16, 2011, 2:00 p.m., ET The Ridges Resort 3499 Highway 76 West Young Harris, Georgia 30582

You can vote in one of four ways:
1) By Mail, 2) By Internet, 3) By Phone,
4) In Person at the Meeting
See below for instructions.
TO VOTE BY MAIL, COMPLETE BOTH SIDES OF THE PROXY CARD, SIGN, DATE, DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:

IST Shareholder Services
209 West Jackson Boulevard, Suite 903,
Chicago, Illinois 60606

YOUR VOTE IS IMPORTANT
Please complete both sides of the PROXY CARD,
sign, date, detach and return in the enclosed envelope.

If you plan to personally attend the Annual Meeting of Shareholders please check the box below and list the names of attendees on the reverse side.

I/We do plan to attend the 2011 meeting. ☐

VOTER CONTROL NUMBER

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:
1.	Read the accompanying Proxy Statement.
2.
Visit our Internet voting site at www.ilstk.com, click on “Shareholder Services,” select the “Internet Voting” tab, enter your Voter Control Number and the last four digits of your Tax Identification Number that is associated with the account you are voting in the designated fields.  Your Voter Control Number is shown above.

Please note that all votes cast by Internet must be completed and submitted prior to Tuesday, June 14, 2011 at 11:59 p.m. Central Time.
Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.
If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail
TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:
1.	Read the accompanying Proxy Statement.
2.	Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.
3.	When asked for your Voter Control Number, enter the number printed above.
Please note that all votes cast by telephone must be completed and submitted prior to Tuesday, June 14, 2011 at 11:59 p.m. Central Time.
Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
If You Vote By TELEPHONE, Please Do Not Return Your Proxy Card By Mail
TO VOTE BY MAIL

To vote by mail, complete both sides of the proxy card, sign and date on the reverse side, detach and return the card in the envelope provided.

	PROXY – UNITED COMMUNITY BANKS, INC.						COMMON
UNITED COMMUNITY BANKS, INC.	THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS

I hereby appoint Jimmy C. Tallent or Robert L. Head, Jr. my proxy to vote my common stock at the Annual Meeting of Shareholders of UNITED COMMUNITY BANKS, INC. to be held on June 16, 2011 at The Ridges Resort, 3499 Highway 76 West, Young Harris, Georgia 30582 and any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement furnished therewith. This proxy is revocable at or at any time prior to the meeting.

	1.	To elect nine directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified.
			FOR	VOTE WITHHELD		FOR	VOTE WITHHELD
		01 Jimmy C. Tallent	☐	☐	06 Hoyt O. Holloway	☐	☐
		02 Robert L. Head, Jr.	☐	☐	07 Peter E. Raskind	☐	☐
		03 W.C. Nelson, Jr.	☐	☐	08 John D. Stephens	☐	☐
		04 Robert H. Blalock	☐	☐	09 Tim Wallis	☐	☐
		05 L. Cathy Cox	☐	☐
PLEASE LIST NAMES OF PERSON(S) ATTENDING
2.
To approve an amendment to the Restated Articles of Incorporation of United, as amended, (the “Articles”) to increase the number of shares of our common stock, par value $1.00 (“Common Stock”) available for issuance from 200,000,000 to 500,000,000.

		☐ FOR	☐ AGAINST	☐ ABSTAIN
	3.	To approve an amendment to the Articles to authorize 150,000,000 shares of non-voting common stock, par value $1.00 (“Non-Voting Common Stock”).
		☐ FOR	☐ AGAINST	☐ ABSTAIN
	4.	To approve the issuance of shares of Common Stock upon the conversion of shares of United’s Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series F into Common Stock.
		☐ FOR	☐ AGAINST	☐ ABSTAIN
5.
To approve the issuance of shares of Non-Voting Common Stock upon the conversion of shares of United’s Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series G into Non-Voting Common Stock and any subsequent issuance of shares of Common Stock upon the conversion of shares of authorized Non-Voting Common Stock into Common Stock.

		☐ FOR	☐ AGAINST	☐ ABSTAIN
	6.	To approve an amendment to the Articles to effect a 1-for-5 reverse stock split of United’s Common Stock and Non-Voting Common Stock.
		☐ FOR	☐ AGAINST	☐ ABSTAIN
	7.	To approve an advisory “say on pay” resolution supporting the compensation plan for executive officers.
		☐ FOR	☐ AGAINST	☐ ABSTAIN
	8.	To ratify the appointment of Porter Keadle Moore, LLP as independent registered public accountant for 2011.
		☐ FOR	☐ AGAINST	☐ ABSTAIN
	9.	To consider and act upon any other matters that may properly come before the meeting and any adjournment thereof.

The below signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement for the Annual Meeting of Shareholders and the Annual Report to Shareholders.

The Board of Directors recommends that you vote “FOR” each of the nominees and the listed proposals.

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the nominees and the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

SIGNATURE	DATE	SIGNATURE	DATE
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

ATTENTION SHAREHOLDERS – INTERNET VOTING

You can now submit your Proxy via the Internet and have your vote recorded.

●	Why use the Internet
– Internet Voting is timelier.
– It saves the Company ever-rising costs of business reply postage.
– You can change your vote by re-voting at any time.
– It is simple and easy to use.

●	Instructions for Internet Voting can be found on the reverse side.

●	The Internet Voting Website is:
http://www.ilstk.com - click on “Shareholder Services” and select “Internet Voting”.